Prospectus APRIL 12, 2010

BROWN ADVISORY GROWTH EQUITY FUND
Institutional Shares (BIAGX)
A Shares (BAGAX)

BROWN ADVISORY VALUE EQUITY FUND
Institutional Shares (BIAVX)
A Shares (BAVAX)

BROWN ADVISORY FLEXIBLE VALUE FUND
Institutional Shares (BIAFX)
A Shares (BAFVX)

BROWN ADVISORY SMALL-CAP GROWTH FUND
Institutional Shares (BIASX)
A Shares (BASAX)
D Shares (BIAAX)

BROWN Cardinal Small Companies FUND
Institutional Shares (BIACX)
A Shares (BASVX)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND
Institutional Shares (BIAUX)
A Shares

BROWN ADVISORY OPPORTUNITY FUND
Institutional Shares (BIAOX)
A Shares

BROWN ADVISORY CORE INTERNATIONAL FUND
Institutional Shares (BIANX)

BROWN ADVISORY MARYLAND BOND FUND
Institutional Shares (BIAMX)

BROWN ADVISORY INTERMEDIATE INCOME FUND
Institutional Shares (BIAIX)
A Shares (BIATX)

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Summary Section This important section summarizes the Funds’ objectives, strategies, fees, risks, past performance, portfolio turnover, portfolio manager, your account and other information.	Summary Section
        Brown Advisory Growth Equity Fund
        Brown Advisory Value Equity Fund
        Brown Advisory Flexible Value Fund
        Brown Advisory Small-Cap Growth Fund
        Brown Cardinal Small Companies Fund
        Brown Advisory Small-Cap Fundamental Value Fund
        Brown Advisory Opportunity Fund
        Brown Advisory Core International Fund
        Brown Advisory Maryland Bond Fund
        Brown Advisory Intermediate Income Fund

1 1 6 11 17 22 27 33 38 43 48
Details About the Funds’ Investment Strategies This section provides details about the Funds’ investment strategies.
Additional Information about the Funds’ Principal Investment Strategies
        Brown Advisory Growth Equity Fund
        Brown Advisory Value Equity Fund
        Brown Advisory Flexible Value Fund
        Brown Advisory Small-Cap Growth Fund
        Brown Cardinal Small Companies Fund
        Brown Advisory Small-Cap Fundamental Value Fund
        Brown Advisory Opportunity Fund
        Brown Advisory Core International Fund
        Brown Advisory Maryland Bond Fund
        Brown Advisory Intermediate Income Fund

53 53 55 57 59 61 63 66 68 70 72
Table of Investment Terms Principal Investment Risks This section provides details about the Funds’ principal investment risks.	Table of Investment Terms Principal Risks	74 77
Management Review this section for information about Brown Investment Advisory Incorporated (the “Advisor”) and people who manage the Funds.	Management The Advisor and Sub-Advisors Portfolio Managers Other Service Providers Fund Expenses	86 86 87 94 94
Choosing Your Share Class This section explains the differences between each class of shares and the applicable fees and sales charges.	Choosing a Share Class Class Comparison Sales Charges Rule 12b-1 Distribution Fees Shareholder Service Fees Additional Payments to Dealers	96 96 97 100 101 101
Your Account This section explains how shares are valued and how you can purchase and sell Fund shares.	Your Account How to Contact the Funds General Information How to Buy Shares How to Sell Shares	103 103 103 106 109

	Exchange Privileges Account and Transaction Polices	111 112
Distributions and Taxes This section provides details about dividends, distributions and taxes.	Distributions and Taxes Distribution Taxes	116 116 116
Index Descriptions	Index Descriptions	118
Financial Highlights Review this section for details on selected financial statements of the Funds.	Financial Highlights	119

Summary Section

Brown Advisory Growth Equity Fund

Institutional Shares (BIAGX)
A Shares (BAGAX)

Investment Objective

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Brown Advisory Funds with respect to Right of Accumulation, or at least $100,000 by signing a Letter of Intent.  More information about these and other discounts is available from your financial professional, and is explained in “Choosing a Share Class” on page 99 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	A Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None
Exchange Fee (as of % of amount exchanged within 14 days of purchase)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%
Other Expenses(1)	0.32%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.08%	1.54%
(1)	Other Expenses have been restated to reflect current Fund expenses.

Summary Section – Brown Advisory Growth Equity Fund

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$110	$343	$595	$1,317
A shares	$501	$819	$1,160	$2,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Advisory Growth Equity Fund, a series of Forum Funds (“Predecessor Fund”) was 70% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies.  The Fund invests primarily in stocks of medium and large capitalizations companies that the Advisor believes have exhibited an above average rate of earnings growth over the past few years and that have prospects for above average, sustainable growth in the future.  Medium and large market capitalization companies are, according to the Advisor, those companies with market capitalizations of greater than $1 billion at the time of initial investment.  The Fund may also invest in companies that do not exhibit particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 15% of its net assets in foreign securities, including in emerging markets.  The Advisor may sell a security if it fails to meet the Advisor’s initial investment criteria, if a more attractively priced security is found or if the security becomes overvalued relative to the long-term expectation.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investments strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

Summary Section – Brown Advisory Growth Equity Fund

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

•	Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•	ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of the Institutional Shares and A Shares for 1, 5 and 10 year periods compare to a broad-based market index and secondary index provided to offer a broader market perspective.

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Summary Section – Brown Advisory Growth Equity Fund

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Brown Advisory Growth Equity Fund – Institutional Shares
Predecessor Fund – Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 6.04%.  During the periods shown in the chart, the highest quarterly return was 17.92% (for the quarter ended December 31, 2001) and the lowest quarterly return was -25.21% (for the quarter ended December 31, 2008).

Brown Advisory Growth Equity Fund
Predecessor Fund – Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	51.47%	3.73%	-0.36%
– Return After Taxes on Distributions	51.47%	3.72%	-0.43%
– Return After Taxes on Distributions and Sale of Fund Shares	33.46%	3.20%	-0.35%
A Shares
– Return Before Taxes	45.39%	2.48%	-1.69%
Russell 1000® Growth Index (reflects no deduction for fees, expenses and taxes)	37.21%	1.63%	-3.99%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)	26.46%	0.42%	-0.95%

NOTE:  Institutional Shares of the Predecessor Fund commenced operations on June 28, 1999.  A Shares of the Predecessor Fund commenced operations on April 25, 2006.  Performance shown prior to inception of the A Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares.  A Shares performance reflects the deduction of the maximum front-end sales load.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Shares only.  After-tax returns for A Shares will vary.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other figures because when a capital loss occurs upon redemption of Fund Shares, a tax deduction is provided that benefits the investor.

Summary Section – Brown Advisory Growth Equity Fund

Management

Investment Advisor	Portfolio Manager
Brown Investment Advisory Incorporated	Kenneth M. Stuzin, CFA has been the lead manager of the Fund (and the Predecessor Fund) since June 1999.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Advisory Value Equity Fund

Institutional Shares (BIAVX)
A Shares (BAVAX)

Investment Objective

The Fund seeks to achieve capital appreciation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Brown Advisory Funds with respect to Right of Accumulation, or at least $100,000 by signing a Letter of Intent.  More information about these and other discounts is available from your financial professional, and is explained in “Choosing a Share Class” on page 96 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	A Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None
Exchange Fee(as a % of amount exchanged within 14 days of purchase)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%
Other Expenses(1)	0.24%	0.20%
Total Annual Fund Operating Expenses	0.99%	1.45%
(1)	Other Expenses have been restated to reflect current Fund expenses.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$101	$315	$547	$1,213
A shares	$492	$793	$1,114	$2,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Advisory Value Equity Fund, a series of Forum Funds (“Predecessor Fund”) was 108% of the average value of its portfolio.

Summary Section – Brown Advisory Value Equity Fund

Principal Investment Strategies

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes in a portfolio of domestic equity securities of companies with medium to large market capitalization.  Medium and large market capitalization companies are, according to the Advisor, those companies with market capitalizations of greater than $1 billion at the time of initial investment.  When selecting value securities, the Advisor combines a highly disciplined approach to securities valuation with an emphasis on companies with attractive underlying company fundamentals.  The Advisor places an emphasis on companies that the Advisor believes are financially strong, have a demonstrable record of self-funded growth, and are led by capable, proven, shareholder-sensitive management.  The Fund invests primarily in equity securities that the Advisor believes have underlying fundamentals that are relatively attractive and capable of sustaining long-term growth at rates at or above the market averages.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities including in emerging markets.  The Advisor may sell a stock if it has reached its target price, if its present reward to risk ratio is unattractive, if there is a more attractive stock or if the company’s fundamentals deteriorate in a material, long-term manner.  In order to respond to adverse market, economical, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
Value Company Risk.  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Summary Section – Brown Advisory Value Equity Fund

•	Medium Capitalization Company Risk. Securities of medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•	ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of the Institutional Shares and A Shares for 1 and 5 years and since inception periods compare to a broad-based market index and secondary index provided to offer a broader market perspective.

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Summary Section – Brown Advisory Value Equity Fund

Brown Advisory Value Equity Fund – Institutional Shares
Predecessor Fund - Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 4.10%.  During the periods shown in the chart, the highest quarterly return was 18.04% (for the quarter ended September 30, 2009) and the lowest quarterly return was -23.99% (for the quarter ended December 31, 2008).

Brown Advisory Value Equity Fund
Predecessor Fund – Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	Since Inception
Institutional Shares
– Return Before Taxes	29.51%	0.14%	6.32%
– Return After Taxes on Distributions	28.53%	-1.23%	4.73%
– Return After Taxes on Distributions and Sale of Fund Shares	19.07%	-0.45%	4.74%
A Shares
– Return Before Taxes	24.30%	-1.12%	4.98%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	6.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	5.95%

NOTE:  Institutional Shares of the Predecessor Fund commenced operations on January 28, 2003.  A Shares of the Predecessor Fund commenced operations on April 25, 2006.  Performance shown prior to inception of the A Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares.  A Shares performance reflects the deduction of the maximum front-end sales load.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Shares only.  After-tax returns for A Shares will vary.  The “Return After Taxes on Distributions and sale of Fund Shares” may be higher than other figures because when a capital loss occurs upon redemption of Fund Shares, a tax deduction is provided that benefits the investor.

Summary Section – Brown Advisory Value Equity Fund

Management

Investment Advisor	Portfolio Manager
Brown Investment Advisory Incorporated	Richard M. Bernstein, CFA has been the lead manager of the Fund (and the Predecessor Fund) since January 2003.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Advisory Flexible Value Fund

Institutional Shares (BIAFX)
A Shares (BAFVX)

Investment Objective

The Fund seeks to achieve long-term growth of capital.  The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board of Trustees without shareholder approval.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Brown Advisory Funds with respect to Right of Accumulation, or at least $100,000 by signing a Letter of Intent.  More information about these and other discounts is available from your financial professional, and is explained in “Choosing a Share Class” on page 96 of the Funds prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	A Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	4.75%
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None
Exchange Fee ( as a % amount exchanged within 14 days of purchase)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.80%	0.75%
Total Annual Fund Operating Expenses	1.65%	1.85%
Fee Waiver and Expense Reimbursement	-0.50%	-0.50%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement (2)	1.15%	1.35%
(1)	Other Expenses have been restated to reflect current Fund expenses.

(2)
The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 1.15% and 1.35%, respectively, of the Fund’s average daily through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time after September 30, 2012 by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 2 years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary Section – Brown Advisory Flexible Value Equity Fund

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$117	$419	$797	$1,860
A shares	$606	$933	$1,334	$2,452

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Advisory Flexible Value Fund, a series of Forum Funds (“Predecessor Fund”) was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities.  The Advisor may invest in securities of companies of various market capitalizations with a focus on larger companies.  Medium and large market capitalization companies are, according to the Advisor, those companies with market capitalizations of greater than $1 billion at the time of initial investment.  Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Advisor may also invest in debt-securities, including lower-rated debt-securities and foreign securities including depositary receipts.

The Advisor follows an investment philosophy referred to as “flexible value.”  The “flexible value” strategy expands the bargain hunting concepts of value investing to a broad range of opportunities.  Rather than label stocks as value or growth, the Advisor believes that growth is an integral part of the value equation; therefore, the Advisor may invest in traditional value stocks as well as stocks of companies with high growth rates.  The Advisor seeks to invest in the common stocks of companies it believes are undervalued in the marketplace based on characteristics such as earnings, dividends, cash flow or asset values.  Other factors such as competitive position, the balance and outlook for supply and demand, the quality of management and management’s focus on creating shareholder value are considered as well.

With respect to 20% of its assets, the Fund may invest in (1) investment grade and non-investment grade debt securities, including with respect to 10% of its assets, non-investment grade securities rated BB (or lower)/Ba (or lower) (“junk bonds”), by Standard & Poor’s (“S&P”) or Moody’s Investor Services (“Moody’s”), respectively, or (2) unrated debt securities determined by the Advisor to be of comparable quality.

The Advisor may sell a stock if the stock has reached a price whereby its risk/reward characteristics are not as favorable, the company’s fundamentals have deteriorated so that the original investment thesis for holding the stock no longer holds or if there is a better opportunity has been identified.  In order to respond to adverse market, economical, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Summary Section – Brown Advisory Flexible Value Equity Fund

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
Value Company Risk.  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

•
Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

•	Foreign Securities Risk. Foreign securities, including ADRs, are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•
Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities.  Securities rated below investment grade are subject to greater risk of loss of your money than higher rated securities.  Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

Summary Section – Brown Advisory Flexible Value Equity Fund

•
Non-Investment Grade Securities Risk.  Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”), are subject to greater risks of loss of your money than higher rated securities.  Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of the Institutional Shares and A Shares for 1 year and since inception periods compare to a broad-based market index.

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Brown Advisory Flexible Value Fund – Institutional Shares
Predecessor Fund – Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 6.15%.  During the periods shown in the chart, the highest quarterly return was 17.44% (for the quarter ended June 30, 2009) and the lowest quarterly return was -23.94% (for the quarter ended December 31, 2008).

Summary Section – Brown Advisory Flexible Value Equity Fund

Brown Advisory Flexible Value Fund
Predecessor Fund – Average Annual Total Returns
For the period ended December 31, 2009	1 Year	Since Inception (11/30/2006)
Institutional Shares
– Return Before Taxes	40.83%	-7.06%
– Return After Taxes on Distributions	40.63%	-7.19%
– Return After Taxes on Distributions and Sale of Fund Shares	26.52%	-5.98%
A Shares
– Return Before Taxes	34.09%	-10.55%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)	26.46%	-5.05%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Shares only.  After-tax returns for A Shares will vary.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other figures because when a capital loss occurs upon redemption of Fund Shares, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Portfolio Managers
Brown Investment Advisory Incorporated
R. Hutchings Vernon, Michael L. Foss and Nina K. Yudell, are the co-managers of the Fund.  Mr. Vernon and Ms. Yudell have been managing the Fund (and the Predecessor Fund) since May 2008; Mr. Foss has been managing the Fund (and the Predecessor Fund) since January 2009.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Summary Section

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Advisory Small-Cap Growth Fund

Institutional Shares (BIASX)
A Shares (BASAX)
D Shares (BIAAX) Not available for sale

Investment Objective

The Fund seeks to achieve capital appreciation by primarily investing in equity securities.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Brown Advisory Funds with respect to Right of Accumulation, or at least $100,000 by signing a Letter of Intent.  More information about these and other discounts is available from your financial professional, and is explained in “Choosing a Share Class” on page 96 of the Funds Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	A Shares	D Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	3.50%	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None	None
Exchange Fee (as of a % of amount exchanged within 14 days of purchase)	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%	0.00%
Other Expenses(1)	0.27%	0.22%	0.22%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.29%	1.74%	1.24%
(1)	Other Expenses have been restated to reflect current Fund expenses.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$131	$409	$708	$1,556
A shares	$521	$879	$1,261	$2,330
D shares	$126	$393	$681	$1,500

Summary Section – Brown Advisory Small-Cap Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Advisory Small-Cap Growth Fund, a series of Forum Funds (“Predecessor Fund”) was 90% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small domestic companies.  Small companies, according to the Advisor, are companies whose market capitalizations are equal to or less than $5 billion at the time of initial investment.  The Fund invests primarily in companies the advisor believes have well above average growth prospects.  The Advisor conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential to grow in earnings at an above average rate annually.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

The Advisor may sell a stock if it fails to meet the Advisor’s initial investment criteria, if a more attractively priced stock is found or if the stock becomes overvalued relative to the long-term expectation.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is an inconsistent with its principal investments strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Summary Section – Brown Advisory Small-Cap Growth Fund

•	Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•	ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of Institutional Shares, A Shares and D Shares for 1, 5 and 10 year periods compare to a broad-based market index.

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Summary Section – Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Growth Fund – Institutional Shares
Predecessor Fund – Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 9.78%.  During the periods shown in the chart, the highest quarterly return was 34.96% (for the quarter ended December 31, 2001) and the lowest quarterly return was -35.46% (for the quarter ended September 30, 2001).

Brown Advisory Small-Cap Growth Fund
Predecessor Fund –Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	40.60%	2.64%	-1.81%
– Return After Taxes on Distributions	40.60%	2.27%	-2.06%
– Return After Taxes on Distributions and Sale of Fund Shares	26.39%	2.25%	-1.54%
A Shares
– Return Before Taxes	35.16%	1.34%	-3.27%
D Shares
– Return Before Taxes	32.48%	1.13%	9.34%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	-1.37%

NOTE: Institutional Shares of the Predecessor Fund commenced operations on June 28, 1999.  A Shares of the Predecessor Fund commenced operations on April 25, 2006.  Performance shown prior to inception of the A Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares.  A Shares performance reflects the deduction of the maximum front-end sales load.  D Shares of the Predecessor Fund commenced operations on September 20, 2002.  Performance shown prior to inception of the D Shares is based on the performance of Institutional Shares adjusted for the lower expenses applicable to D Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Shares only.  After-tax returns for A Shares will vary.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Summary Section – Brown Advisory Small-Cap Growth Fund

Management

Investment Advisor	Portfolio Managers
Brown Investment Advisory Incorporated	Timothy W. Hathaway, CFA and Christopher A. Berrier, have been the co-managers of the Fund (and the Predecessor Fund) since 2005.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Cardinal Small Companies Fund

Institutional Shares (BIACX)
A Shares (BASVX)

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Brown Advisory Funds with respect to Right of Accumulation, or at least $100,000 by signing a Letter of Intent.  More information about these and other discounts is available from your financial professional, and is explained in “Choosing a Share Class” on page 96 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	A Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None
Exchange Fee ( as a % of amount exchanged within 14 days of purchase)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%
Other Expenses(1)	0.30%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	1.76%
(1)	Other Expenses have been restated to reflect current Fund expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$133	$415	$718	$1,579
A shares	$523	$885	$1,271	$2,351

Summary Section – Brown Cardinal Small-Cap Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Cardinal Small Companies Fund, a series of Forum Funds (“Predecessor Fund”) was 76% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) and Cardinal Capital Management, L.L.C. (“Cardinal” or “Sub-Advisor”) seek to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies.  Small companies, according to the Advisor, are companies whose market capitalizations are equal to or less than $4 billion at the time of initial investment.  The Fund invests primarily in securities that trade in the U.S. securities markets and that the Sub-Advisor believes are undervalued based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business.  Cardinal anticipates that the Fund’s portfolio will consist of 45 to 60 positions, and be diversified across industries and market sectors.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

The Sub-Advisor may sell a stock if the stock’s expected return falls below 20% either due to price appreciation or adverse changes in the companies fundamentals, if the market capitalization of the company reaches $5 billion or if there are better relative values elsewhere.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investments strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
Value Company Risk.  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Summary Section – Brown Cardinal Small-Cap Growth Fund

•	Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•	ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of Institutional Shares and A Shares for 1 and 5 years and since inception periods compare to a broad-based market index.

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Summary Section – Brown Cardinal Small-Cap Growth Fund

Brown Cardinal Small Companies Fund – Institutional Shares
Predecessor Fund – Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 8.95%.  During the periods shown in the chart, the highest quarterly return was 22.39% (for the quarter ended June 30, 2009) and the lowest quarterly return was -25.09% (for the quarter ended September 30, 2008).

Brown Cardinal Small Companies Fund
Predecessor Fund – Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	Since Inception (10/31/03)
Institutional Shares
– Return Before Taxes	31.73%	0.51%	4.90%
– Return After Taxes on Distributions	31.69%	-0.67%	3.76%
– Return After Taxes on Distributions and Sale of Fund Shares	20.62%	0.12%	3.89%
A Shares
– Return Before Taxes	26.78%	-0.75%	3.59%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	-0.01%	4.54%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Shares only.  After-tax returns for A Shares will vary.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Summary Section – Brown Cardinal Small-Cap Growth Fund

Management

Investment Advisor	Sub-Advisor	Portfolio Managers
Brown Investment Advisory Incorporated	Cardinal Capital Management, L.L.C.
Amy K. Minella, Eugene Fox, III, Robert B. Kirkpatrick, CFA and Rachel D. Matthews of Cardinal are co-managers of the Fund.  Ms. Minella, Mr. Fox and Mr. Kirkpatrick have been the managers of the Fund (and the Predecessor Fund) since its inception in 2003. Ms. Matthews was named a manager of the Fund (and the Predecessor Fund) in 2009.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	$0
– Accounts with Systematic Investment Plans	$250	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Advisory Small-Cap Fundamental Value Fund

Institutional Shares (BIAUX)
A Shares       Not available for sale

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Brown Advisory Funds with respect to Right of Accumulation, or at least $100,000 by signing a Letter of Intent.  More information about these and other discounts is available from your financial professional, and is explained in “Choosing a Share Class” on page 96 the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	A Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None
Exchange Fee( as a % of amount exchanged within 14 days of purchase)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.50%
Other Expenses(1)	1.10%	1.05%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	2.16%	2.61%
Fee Waiver and Expense Reimbursement	-0.70%	-0.70%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement (2)	1.46%	1.91%
(1)      Other Expenses have been restated to reflect current Fund expenses.

(2)      The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 1.40% and 1.85%, respectively, of the Fund’s average daily net assets through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time after September 30, 2012 by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board of Trustees.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 2 years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$149	$535	$1,022	$2,364
A shares	$537	$998	$1,556	$3,071

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Advisory Small-Cap Fundamental Value Fund, a series of Forum Funds (“Predecessor Fund”) was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies.  Small companies, according to the Advisor, are companies whose market capitalizations are equal to or less than $5 billion at the time of initial investment.  The Fund invests primarily in equity securities that trade in the U.S. securities markets and that the Advisor believes are undervalued, broadly defined as trading at a discount to the estimated economic value of a company’s underlying business.  The Advisor uses a research-driven analysis that results in the Fund’s portfolio having an emphasis on out-of-favor or under-followed, cash-generating companies with sustainable business models, strong finances, competent management and a demonstrable record of profitability and self-funded growth.  The Fund may also invest in cyclical companies or companies that have experienced a temporary setback if the valuation of the company is at an appropriate discount to the long-term earnings potential of the company.  To a more limited extent, the Fund may invest up to 15% of its assets in foreign equity securities, including equity securities from emerging markets.  With respect to 20% of its assets, the Fund may also invest in foreign or domestic debt securities, including up to 5% of its assets in distressed debt securities.  The Fund may engage in options, futures contracts and options on futures to seek to achieve the Fund’s investment objective, manage the portfolio, mitigate risks, hedge risks, equitize cash or to enhance total return.  Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

The Advisor may sell a stock if it has reached its target price, if its present reward to risk ratio is unattractive, if it is overvalued, if there is a more attractive stock or if the company’s fundamentals have deteriorated in a material, long-term manner.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
Value Company Risk.  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

•	Smaller Company Risk. Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

•
Foreign Securities/Emerging Markets Risk.  Foreign securities (including ADRs), including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.  Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•
Derivatives Risk.  The risks of investments in options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

•
Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Securities rated below investment grade (“junk bonds”) are subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of Institutional Shares for 1 year and since inception periods compare to a broad-based market index.  A Shares have not yet commenced operations.

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Brown Advisory Small-Cap Fundamental Value Fund – Institutional Shares
Predecessor Fund – Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 7.46%.  During the periods shown in the chart, the highest quarterly return was 16.31% (for the quarter ended September 30, 2009) and the lowest quarterly return was -7.15% (for the quarter ended March 31,2009).

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Small-Cap Fundamental Value Fund
Predecessor Fund – Average Annual Total Returns
For the period ended December 31, 2009	1 Year	Since Inception (12/31/08)
Institutional Shares
– Return Before Taxes	25.82%	25.82%
– Return After Taxes on Distributions	24.97%	24.97%
– Return After Taxes on Distributions and Sale of Fund Shares	16.76%	16.76%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.58%	20.58%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Shares only.  After-tax returns for A Shares will vary.

Management

Investment Advisor	Portfolio Manager
Brown Investment Advisory Incorporated	J. David Schuster has been the manager of the Fund (and the Predecessor Fund) since its inception on December 31, 2008.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	$0
– Accounts with Systematic Investment Plans	$250	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Summary Section – Brown Advisory Small-Cap Fundamental Value Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Advisory Opportunity Fund

Institutional Shares (BIAOX)
A Shares       Not available for sale

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Brown Advisory Funds with respect to Right of Accumulation, or at least $100,000 by signing a Letter of Intent.  More information about these and other discounts is available from your financial professional, and is explained in “Choosing a Share Class” on page 96f the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	A Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	5.50%
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None
Exchange Fee (as of % of amount exchanged within 14 days of purchase)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.67%	0.64%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.69%	1.91%
Fee Waiver and Expense Reimbursement	-0.17%	-0.19%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursment(2)	1.52%	1.72%
(1)   Other Expenses have been restated to reflect current Fund expenses.

(2)   The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and A Shares to 1.50% and 1.70%, respectively, of the Fund’s average daily through September 30, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time after September 30, 2012 by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking in to account the contractual expense limitation for 2 years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary Section – Brown Advisory Opportunity Fund

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$155	$498	$884	$1,966
A shares	$715	$1,081	$1,489	$2,627

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Advisory Opportunity Fund, a series of Forum Funds (“Predecessor Fund”) was 151% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing primarily in a diversified portfolio of equity securities and may incorporate either a growth or value investment approach to security selection and invest in companies regardless of market capitalization.  The Advisor selects equity securities of “superior companies” that the Advisor believes have significant market opportunities where the companies are leaders or potential leaders in their respective markets, proprietary products and services or are engaged in new product development and product cycle leadership that sustains a strong brand franchise.  The Advisor will typically invest in thirty securities or fewer.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

The Advisor may sell a stock if it fails to meet the Advisor’s initial investment criteria, if a more attractively priced stock is found or if the stock becomes overvalued relative to the long-term expectation. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

Summary Section – Brown Advisory Opportunity Fund

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

•
Value Company Risk.  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

•
Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•
Foreign Securities/Emerging Markets Risk.  Foreign securities (including ADRs), including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.  Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

•
Portfolio Turnover Risk.  High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of Institutional Shares for 1, 5 and 10 year periods compare to a broad-based market index.  A Shares have not yet commenced operations.

Summary Section – Brown Advisory Opportunity Fund

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Brown Advisory Opportunity Fund – Institutional Shares
Predecessor Fund – Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 6.98%.  During the periods shown in the chart, the highest quarterly return was 36.75% (for the quarter ended December 31, 2002) and the lowest quarterly return was -39.59% (for the quarter ended March 31, 2001).

Brown Advisory Opportunity Fund
Predecessor Fund – Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	46.88%	-2.56%	-10.43%
– Return After Taxes on Distributions	46.88%	-2.56%	-10.43%
– Return After Taxes on Distributions and Sale of Fund Shares	30.47%	-2.16%	-8.04%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	-0.20%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Shares only.  After-tax returns for A Shares will vary.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Summary Section – Brown Advisory Opportunity Fund

Management

Investment Advisor	Portfolio Manager
Brown Investment Advisory Incorporated	David B. Powell, CFA has been the lead manager of the Fund (and the Predecessor Fund) since January 2007.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$250	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Advisory Core International Fund

Institutional Shares (BIANX)

Investment Objective

The Fund seeks maximum long-term total return consistent with reasonable risk to principal.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.27%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	1.31%
(1)    Other Expenses have been restated to reflect current Fund expenses.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$133	$415	$718	$1,579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Advisory Core International Fund, a series of Forum Funds (“Predecessor Fund”) was 64% of the average value of its portfolio.

Summary Section – Brown Advisory Core International Fund

Principal Investment Strategies

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) and Munder Capital Management (“Munder Capital” or Sub-Advisor”) seek to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small, medium and large capitalization companies located outside of the United States.  The Sub-Advisor seeks to produce a portfolio that, relative to the MSCI EAFE Index, frequently has a below average price/earnings ratio and an above average earnings growth trend.  The Fund may also invest in emerging or developing markets.  The Fund does not currently intend to focus its investments in the securities of companies located in any one country.  Accordingly, the Fund will invest in a minimum of four countries, which may include the United States.  The Fund may engage in options, futures contracts (including equity index futures contracts based primarily on the indices of countries included in the MSCI EAFE Index and Canada) and options on futures to seek to achieve the Fund’s investment objective, manage the portfolio, mitigate risks, equitize cash or enhance total return.  The Fund may also invest in exchange-traded funds (“ETFs”) for the purpose of equitizing cash consistent with the Fund’s investment strategy.  Equity securities include foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and ETFs, and the Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

The Advisor may sell a stock if it fails to meet the Advisor’s initial investment criteria, if a more attractively priced stock is found or if the stock becomes overvalued relative to the long-term expectation. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
Value Company Risk.  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Summary Section – Brown Advisory Core International Fund

•
Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

•
Foreign Securities/Emerging Markets Risk.  Foreign securities (including ADRs), including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.  Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

•
Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•
Derivatives Risk.  The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of Institutional Shares for 1 and 5 years and since inception periods compare to a broad-based market index.

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Summary Section – Brown Advisory Core International Fund

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Brown Advisory Core International Fund – Institutional Shares
Predecessor Fund – Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 0.24%.  During the periods shown in the chart, the highest quarterly return was 22.39% (for the quarter ended June 30, 2009) and the lowest quarterly return was -25.09% (for the quarter ended September 30, 2008).

Brown Advisory Core International Fund
Predecessor Fund – Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	Since Inception (1/28/2003)
Institutional Shares
– Return Before Taxes	23.18%	-0.74%	6.91%
– Return After Taxes on Distributions	22.25%	-3.14%	4.09%
– Return After Taxes on Distributions and Sale of Fund Shares	14.97%	-1.11%	5.13%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	11.09%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Sub-Advisor	Portfolio Manager
Brown Investment Advisory Incorporated	Munder Capital Management	Remi J. Browne, CFA, lead manager of Munder Capital’s International Core Equity team, has been the primary manager of the Fund (and the Predecessor Fund) since 2007.

Summary Section – Brown Advisory Core International Fund

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Advisory Maryland Bond Fund

Institutional Shares (BIAMX)

Investment Objective

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%
Exchange Fee ( as a % of amount exchanged within 14 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.17%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.54%
 (1)    Other Expenses have been restated to reflect current Fund expenses.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$55	$173	$302	$677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Advisory Maryland Bond Fund, a series of Forum Funds (“Predecessor Fund”) was 9% of the average value of its portfolio.

Summary Section – Brown Advisory Maryland Bond Fund

Principal Investment Strategies

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities.  The Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds.  The Advisor determines which securities to purchase by first evaluating whether a security falls within the credit guidelines set for the Fund by reviewing the ratings given by S&P and Moody’s.  The Advisor then determines the appropriate maturity date and coupon choice after analyzing the current and targeted portfolio structure, and whether or not the issue is fairly priced.  The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.  Generally, the average weighted maturity of the Fund’s portfolio securities will be between 4 and 10 years.  Normally, the Fund will invest at least 80% of the Fund’s total assets in securities the interest of which is exempt from Federal and Maryland State income taxes, although such interest may be subject to the Federal alternative minimum tax (“AMT”).  All capital gains are subject to Federal and state taxes in addition to AMT.  Municipal securities include municipal bonds, notes, and leases.  Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.

The Advisor may sell a fixed income security if it fails to meet the Advisor’s investment criteria if a more attractive security is found or if the Advisor believes that the security has reached it appreciated potential. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•	Interest Rate Risk. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

•
Credit Risk.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines.

•
Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Securities rated below investment grade (“junk bonds”) are subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•
Liquidity Risk.  Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Advisor would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Summary Section – Brown Advisory Maryland Bond Fund

•	Maryland Bonds and Municipal Securities Risk. Adverse economic or political factors in Maryland will affect the Fund’s NAV more than if the Fund invested in more geographically diverse investments.

•
Non-Diversification Risk.  Investment by the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of Institutional Shares for 1 and 5 years and since inception periods compare to a broad-based market index.

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Brown Advisory Maryland Bond Fund – Institutional Shares
Predecessor Fund – Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 0.27%.  During the periods shown in the chart, the highest quarterly return was 4.07% (for the quarter ended June 30, 2002) and the lowest quarterly return was -2.03% (for the quarter ended June 30, 2004).

Summary Section – Brown Advisory Maryland Bond Fund

Brown Advisory Maryland Bond Fund
Predecessor Fund – Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	Since Inception (12/21/2000)
Institutional Shares
– Return Before Taxes	6.50%	3.27%	3.99%
– Return After Taxes on Distributions	6.50%	3.27%	3.96%
– Return After Taxes on Distributions and Sale of Fund Shares	5.10%	3.23%	3.86%
Barclays 1-10 Year Blended Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.18%	4.31%	4.77%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor	Portfolio Managers
Brown Investment Advisory Incorporated	Paul D. Corbin and Monica M. Hausner have been the co-managers of the Fund (and the Predecessor Fund) since its inception in December 2000.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100

Tax Information

It is anticipated that at least 80% of the Fund’s net income will be exempt from Federal and Maryland state income taxes, but not Federal alternative minimum tax.  Additionally, all capital gains are subject to Federal, state and Federal alternative minimum tax.

Summary Section – Brown Advisory Maryland Bond Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brown Advisory Intermediate Income Fund

Institutional Shares (BIAIX)
A Shares (BIATX)

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in A Shares of the Brown Advisory Funds with respect to Right of Accumulation, or at least $100,000 by signing a Letter of Intent.  More information about these and other discounts is available from your financial professional, and is explained in “Choosing a Share Class” on page 96 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	A Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	1.50%
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	None
Exchange Fee ( as a% of amount exchanged within 14 days of purchase)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.16%	0.15%
Total Annual Fund Operating Expenses	0.51%	0.75%
(1)  Other Expenses have been restated to reflect current Fund expenses.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$52	$164	$285	$640
A shares	$225	$386	$561	$1,066

Summary Section – Brown Advisory Intermediate Income Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Brown Advisory Intermediate Income Fund, a series of Forum Funds (“Predecessor Fund”) was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities such as U.S Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities.  The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by the Advisor.  Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 3 and 10 years and an average duration of 2 to 5 years.  Duration is a measurement of interest rate sensitivity.

The Advisor may sell a fixed income security if it fails to meet the Advisor’s investment criteria if a more attractive security is found or if the Advisor believes that the security has reached it appreciation potential.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•	Interest Rate Risk. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest.

•
Credit Risk.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities.  Generally, investment risk and price volatility increase as a security’s credit rating declines.

•
Prepayment/Extension Risk.  Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return.  Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

•
Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Securities rated below investment grade (“junk bonds”) are subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

Summary Section – Brown Advisory Intermediate Income Fund

•
Liquidity Risk.  Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Advisor would like.  As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•
Mortgage- and Asset-Backed Securities Risk.  The Fund may invest in mortgage- and asset-backed securities, which represent “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  In a period of rising interest rates, these securities may exhibit additional volatility.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund.  The chart shows changes in the Fund’s performance of Institutional Shares from year-to-year.  The table shows how the average annual returns of Institutional Shares and A Shares for 1, 5 and 10 year periods compare to a broad-based market index.

Effective April 12, 2010, the Predecessor Fund reorganized into the Fund, which is a series of Professionally Managed Portfolios.  Performance shown prior to April 12, 2010 is that of the Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com or by calling 800-540-6807 (toll free).

Summary Section – Brown Advisory Intermediate Income Fund

Brown Advisory Intermediate Income Fund – Institutional Shares
Predecessor Fund – Calendar Year Total Returns

The Predecessor Fund’s calendar year-to-date total return as of March 31, 2010 was 1.42%.  During the periods shown in the chart, the highest quarterly return was 4.25% (for the quarter ended September 30, 2002) and the lowest quarterly return was -1.78% (for the quarter ended June 30, 2004).

Brown Advisory Intermediate Income Fund
Predecessor Fund – Average Annual Total Returns
For the period ended December 31, 2009	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	5.73%	4.57%	5.55%
– Return After Taxes on Distributions	4.39%	3.02%	3.80%
– Return After Taxes on Distributions and Sale of Fund Shares	3.70%	2.98%	3.69%
A Shares
– Return Before Taxes	3.83%	3.96%	5.10%
Barclays Capital U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	6.46%	4.97%	6.09%

NOTE:  A Shares performance reflects the deduction of the maximum front-end sales load.
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Shares only.  After-tax returns for A Shares will vary.

Management

Investment Advisor	Portfolio Manager
Brown Investment Advisory Incorporated	Paul D. Corbin and Monica M. Hausner have been the co-managers of the Fund (and the Predecessor Fund) since 2000.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Summary Section – Brown Advisory Intermediate Income Fund

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about the Funds’ Principal Investment Strategies

Brown Advisory Growth Equity Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of domestic companies (“80% Policy”).  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund primarily invests in medium and large market capitalization companies.  Medium and large market capitalization companies are, according to the Advisor, those companies with market capitalizations of greater than $1 billion at the time of initial investment.

The Advisor’s Process — Purchasing Portfolio Securities.  The Fund seeks to purchase securities that the Advisor considers to have attractive valuations based on the strong fundamentals of the underlying companies.  The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries.  Superior companies are businesses that the Advisor believes have:

•	Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets

•	Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise

•	A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

Other attributes include, but are not limited to, a strong competitive position, a history of innovation, excellent management, and the financial resources to support long-term growth.

The Advisor then focuses on those companies that it believes have the ability to grow revenue and/or earnings at above average rates over several years, given the Advisor’s belief that superior investment returns are better achieved by buying and holding the stocks of companies that are able to grow at above-average sustainable rates over long periods of time.  Factors considered include:

•	Product cycles, pricing flexibility and product or geographic mix

•	Cash flow and financial resources to fund growth

•	Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history.  Valuation techniques also permit the Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company’s stock and its current market price.

Additional Information about the Funds’ Principal Investment Strategies

The Advisor’s Process — Selling Portfolio Securities.  The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies.  The Advisor may sell a stock or reduce its position in a stock if:

•	The stock subsequently fails to meet the Advisor’s initial investment criteria

•	A more attractively priced stock is found or if funds are needed for other purposes

•	The stock becomes overvalued relative to the long-term expectation for the stock price.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term investment goal

•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds’ Principal Investment Strategies

Brown Advisory Value Equity Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stock) of domestic companies with medium to large market capitalizations (“80% Policy”).  Medium and large market capitalization companies are, according to the Advisor, companies with market capitalizations of greater than $1 billion at the time of initial investment.  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Advisor’s Process — Purchasing Portfolio Securities.  The Advisor combines a highly disciplined approach to securities valuation with an emphasis on companies with attractive underlying company fundamentals.  The Advisor places an emphasis on companies that the Advisor believes are financially strong, have a demonstrable record of self-funded growth, and are led by capable, proven, shareholder-sensitive management.  The Advisor may focus on a particular sector or industry but will seek to keep the Fund’s portfolio diversified across many industries.  The Advisor uses in-house research and other sources to identify a universe of companies across a broad range of industries whose underlying fundamentals are relatively attractive and capable of sustaining long-term growth at rates at or above the market averages.  The Advisor focuses on companies that it believes exhibit the following:

•	Sufficient cash flow and balance sheet strength to fund future growth

•	Leadership or potential leadership in markets with the opportunity for long-term growth

•	Proprietary products and service and new product development that sustains the company’s brand franchise

•	A strong management team that is proactive, executes effectively, and anticipates and or adapts to change and is sensitive to shareholder interests

•	Product cycles, pricing flexibility, product or geographic mix that supports growth and stability

•	Catalysts for growth can include changes in regulation, management, business cycle, and business mix or industry consolidation.

The Advisor’s valuation discipline attempts to estimate a range of value for each company whose securities are considered for purchase.  The range of value is used to estimate the spread or "margin of safety" between a company’s current stock price and a reasonable worst case low price for the stock.  The range is developed through an extensive valuation methodology that uses historic values, peer comparisons, private market value, and discounted cash flow analyses.  A key objective of this analysis is to minimize the downside risk of investing in stocks which generally results in a portfolio with lower than market valuations and better than average fundamental characteristics.

The Advisor’s Process — Selling Portfolio Securities.  The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies.  The Advisor may sell a stock or reduce its position in a stock if it believes:

•	The stock has reached its target price level and its present reward to risk ratio is unattractive

•	The stock is close to its target price level and its present reward to risk ratio is unattractive compared to a candidate company or an attractively valued existing holding

Additional Information about the Funds’ Principal Investment Strategies

•	The company’s fundamentals have deteriorated in a material, long-term manner.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term investment goal

•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds’ Principal Investment Strategies

Brown Advisory Flexible Value Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities (“80% Policy”).  While the Advisor may purchase securities of companies of various market capitalizations, the focus is on larger companies.  The Advisor defines “larger companies” as companies whose market capitalizations are equal to or greater than $1 billion at the time of initial investment.  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

Potential investment opportunities are evaluated from a number of perspectives in an effort to select those that offer the most attractive return prospects.  The Advisor’s approach also attempts to take advantage of the market’s short-term volatility, which may provide buying opportunities in stocks of companies that appear to have attractive long-term potential.

With respect to 20% of its assets, the Fund may also invest in (1) investment grade and non-investment grade debt securities, including with respect to 10% of its assets, non-investment grade securities rated BB (or lower)/Ba (or lower) (“junk bonds”), by Standard & Poor’s (“S&P”) or Moody’s Investor Services (“Moody’s”), respectively, or (2) unrated debt securities determined to be of comparable quality by the Advisor.

The Advisor’s Process — Purchasing Portfolio Securities.  The Advisor uses a research-intensive security selection process.  Many characteristics of the underlying company are analyzed prior to purchasing its stock in the Fund’s portfolio.  These include a company’s market position, its current and potential financial strength, its earnings and free cash flow, and the effectiveness of its management team.  The Advisor constructs its portfolio one stock at a time in seeking those with the best long-term potential, and may express its conviction in its favorite holdings through increased weightings.  The Advisor does not limit its investments to securities of a particular market cap range but the focus is generally on larger companies.

The Advisor’s Process — Selling Portfolio Securities.  The Advisor continually monitors companies in the Fund’s portfolio to determine if their stock price and future prospects continue to appear attractive or if they are beginning to show signs of deterioration.  There are generally three reasons the Advisor may sell or reduce its position in a security:

•	The stock has reached a price whereby its risk/reward characteristics are not as favorable

•	A company’s fundamentals are deteriorating to the point where the original investment thesis for owning the stock is no longer intact

•	A better opportunity has been identified.

Under normal circumstances, the Advisor is a long-term investor with holding periods for stocks of one to five years, therefore on average, the annual portfolio turnover is not expected to be high.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information about the Funds’ Principal Investment Strategies

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term investment goal

•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term investment goal.

Additional Information about the Funds’ Principal Investment Strategies

Brown Advisory Small-Cap Growth Fund

Principal Investment Strategies

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small domestic companies (“80% Policy”).  The Fund seeks to invest primarily in small companies with well above average growth prospects.  Small companies, according to the Advisor, are companies whose market capitalizations are equal to or less than $5 billion at the time of initial investment (“Market Capitalization Range”).  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Advisor’s Process — Purchasing Portfolio Securities.  The Advisor begins by identifying a universe of small growth companies within the Market Capitalization Range.  From these companies, the Advisor uses research and other sources of information to select those companies it believes have the potential to grow earnings at an above average rate annually.  The Advisor then performs an in-depth analysis of the companies’ fundamentals to identify those that have:

•
Substantial business opportunities relative to their operating history and size.  These opportunities may arise from addressing large and fragmented markets or markets that are growing at rapid rates.  In addition, the company’s ability to innovate may help create new markets for its products or services

•	Proprietary products, services or distribution systems that provide the company with a competitive edge

•	Management that demonstrates a “growth mentality” and a plan that the Advisor can understand and monitor

•	Attractively priced stocks compared to their growth potential.

The Advisor’s Process — Selling Portfolio Securities.  The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies.  The Advisor may sell a stock if it believes:

•	The stock subsequently fails to meet the Advisor’s initial investment criteria

•	A more attractively priced stock is found or if funds are needed for other purposes

•	The stock becomes overvalued relative to the long-term expectation for the stock price.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term investment goal

Additional Information about the Funds’ Principal Investment Strategies

•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds’ Principal Investment Strategies

Brown Cardinal Small Companies Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small companies (“80% Policy”). Small companies, according to the Advisor, are companies whose market capitalizations are less than $4 billion at the time of initial investment. The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund invests primarily in equity securities of companies that trade in the U.S. securities markets and that Cardinal Capital Management, L.L.C. (“Cardinal” or “Sub-Advisor”), the Fund’s sub-advisor, believes are undervalued based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business. Excess cash flow, among other things, are used to pay dividends, make acquisitions, pay down debt and/or buy back stock.

The Sub-Advisor’s Process — Purchasing Portfolio Securities.  Cardinal seeks companies that are believed to have stable and predictable businesses that generate cash flow in excess of what is needed to pay all expenses and reinvest in the business, and have competent and motivated management teams. Cardinal also seeks companies whose securities are undervalued because of temporary issues that are likely to be resolved in the near future.

Cardinal focuses on gathering information on companies that are not well known to most institutional investors, by developing opinions on companies or businesses that are contrary to prevailing thinking, or by investigating corporate events (such as substantial share repurchases or insider buying) that may signal a company’s undervaluation. Once investment opportunities are identified, Cardinal researches prospective companies by analyzing regulatory financial disclosures, and by speaking with industry experts and company management. The purpose of this research is to get a clear understanding of the company’s business model, competitive advantages and capital allocation discipline.

Cardinal anticipates that the Fund’s portfolio will consist of 45 to 60 positions, broadly diversified across industries and market sectors. Position sizes range from 1% to 4% of net assets measured at cost at the time of investment. Cardinal considers several factors in determining position size including the predictability of the business, the level of the stock price relative to the targeted purchase price, trading liquidity and catalysts that should result in stock price appreciation. Such catalysts may include the redeployment of excess cash to benefit shareholders, a turnaround in operations, the sale or liquidation of unprofitable operations, an accretive acquisition or merger, a change in management, an improvement in industry prospects or the cessation of circumstances which have depressed operating results.

The Sub-Advisor’s Process — Selling Portfolio Securities.  Portfolio securities are sold for a number of reasons, including the stock’s expected return falling below 20% either due to price appreciation or adverse changes in company fundamentals, the market capitalization of the position reaching $5 billion, or the existence of better relative values elsewhere.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information about the Funds’ Principal Investment Strategies

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term investment goal

•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds’ Principal Investment Strategies

Brown Advisory Small-Cap Fundamental Value Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies (“80% Policy”).  The Advisor defines small capitalization companies whose market capitalization are equal to or less than $4 billion at the time of initial investment.  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% policy.

The Advisor may invest up to 15% of its assets in foreign equity securities, including in emerging markets.  With respect to 20% of its assets, the Fund may also invest in foreign or domestic debt securities, including distressed debt securities (limited to 5% or less of its assets).  Debt securities in which the Fund may invest may be rated by a Nationally Recognized Statistical Rating Agency or may be unrated and judged by the Advisor to be of comparable quality.  The Fund may engage in options, futures contracts and options on futures to seek to achieve the Fund’s investment objective, manage the portfolio, mitigate risks, hedge risks, equitize cash or to enhance total return.

The Advisor’s Process.  The Advisor seeks investment opportunities in companies with valuations whose market prices are selling at a discount to their business values.  The Advisor’s valuation discipline attempts to estimate the range of a company’s business value by considering past, current or future earnings, cash flows, book value, sales or growth rates relative to the company’s history, industry, or the broader market.  The Advisor seeks to find companies that are out-of-favor or over-looked in the market, and often trade at price levels which do not reflect the Advisor’s assessment of their fundamental economic value.

The Fund may also invest in securities whose prices are low relative to their asset valuation or private market valuation.  These may include companies that the Advisor believes are extremely oversold or neglected due to adverse events or complex capital structures; mired in company-specific or industry-related turnarounds; undergoing financial or operational restructuring, including spin-offs, reorganizations, liquidations, mergers and acquisitions; or have hidden value in the form of assets on their balance sheets that are underappreciated by the market.

The Advisor seeks catalysts or inflection points that may unlock shareholder value by narrowing the gap between current market price and underlying business value.  Examples of catalysts or inflection points are changes in regulation, management, or business mix, industry consolidation, cost reduction initiatives, acquisition or merger activity, new products or investments, share repurchases, asset sales or cyclical recoveries.

The Advisor seeks a measure of downside protection for the Fund by purchasing investments for the Fund’s portfolio whose risk-reward relationship meets certain criteria established by the Advisor.  More specifically, the Advisor estimates a reasonable worst case low price for each security and rejects those that have unacceptable spreads between that price and the company’s current stock price.

The Advisor’s Process — Purchasing Portfolio Securities.  The Advisor performs an in-depth qualitative and quantitative analysis to distinguish companies that the Advisor believes may exhibit some of the following characteristics:

•	Free cash flow providing flexibility for growth and/or return of shareholder value

Additional Information about the Funds’ Principal Investment Strategies

•	High and/or increasing returns on capital

•	Hidden asset value or operations unrecognized by the market

•	Sustainable and/or expanding profitability

•	Market leadership and/or market share growth potential

•	Financial stability, including strong balance sheet and modest use of debt

•	Effective management team sensitive to shareholder interests

•	Sound business strategy and competitive advantages

•	Franchise value defensible by proprietary products, differentiated services or systems, customer captivity, lowest-cost production, or identifiable brands

•	Product cycles, pricing flexibility, rational investment or new product development, and segment or geographic mix that supports stability and growth

•	Attractive valuation.

Advisor’s Process — Selling Portfolio Securities.  The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any material changes in the companies.  The Advisor may sell a stock if it believes the following may be true:

•	The stock has reached its target price level, and reward to risk ratio is unattractive

•	The stock is no longer is at a discount to its intrinsic economic value, or is overvalued relative to market expectations

•	The company’s fundamentals change in a material, long-term manner, fail to meet the Advisor's initial investment criteria, or are no longer reliable in estimating the underlying business value

•	Unrealized catalysts or management inability to enhance shareholder value result in “value trap”

•	A more attractively valued alternative, either existing holding or new investment, offers greater reward to risk potential

•	The stock becomes too large of a position size

•	Any other factors may contribute to under-performance.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term investment goal

•	Are willing to accept risk of market value fluctuation in the short-term.

Additional Information about the Funds’ Principal Investment Strategies

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds’ Principal Investment Strategies

Brown Advisory Opportunity Fund

Principal Investment Strategies

The Fund generally follows a growth strategy in selecting equity securities.  The Fund's investment strategy also requires the Advisor to be sensitive to value when selecting stocks for the Fund’s portfolio.

The Advisor’s Process — Purchasing Portfolio Securities.  The Advisor starts by using in-house research and other sources to identify a universe of superior companies across a range of industries. Superior companies are businesses that the Advisor believes have:

•	Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets

•	Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise

•	A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios and price/cash flow ratios to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their growth opportunity.  Valuation techniques also permit the Advisor to mitigate the potential downside risk of an investment candidate by demonstrating the difference in the estimated value of a company’s stock and its current market price.

The Advisor’s Process — Selling Portfolio Securities.  The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies.  The Advisor may sell a stock or reduce its position in a stock if it believes:

•	The stock subsequently fails to meet the Advisor’s initial investment criteria

•	A more attractively priced stock is found or if funds are needed for other purposes

•	The stock becomes overvalued relative to the long-term expectation for the stock price.

Investing in technology, science and small capitalization companies entails specific risks, including increased volatility and above average price fluctuations.  For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first-day realized and unrealized gains from initial public offerings.  These gains were particularly noteworthy given the Fund’s relatively small asset base during portions of these periods.  It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they decrease.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information about the Funds’ Principal Investment Strategies

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term investment goal

•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term investment goal or investing emergency reserves.

Additional Information about the Funds’ Principal Investment Strategies

Brown Advisory Core International Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of small, medium and large size companies located outside of the United States.  The Fund expects to diversify its investments across companies located in a number of foreign countries including, but not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore.  The Fund may also invest in emerging or developing markets.  As of November 30, 2009, the Fund invested in the equity securities of companies located in 17 different foreign countries.

The Advisor currently employs one sub-advisor, Munder Capital Management (“Munder Capital”), to manage the Fund’s assets on a daily basis.  The Advisor is permitted to employ additional sub-advisors and allocate the Fund’s assets to such sub-advisors (hereafter Sub-Advisor or Sub-Advisors).

Although the Advisor delegates the day-to-day management of the Fund to the Sub-Advisor, the Advisor retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

The Fund may engage in options, futures contracts (including equity index futures contracts based primarily on the indices of countries included in the MSCI EAFE Index and Canada) and options on futures to seek to achieve the Fund’s investment objective, manage the portfolio, mitigate risks, equitize cash or enhance total return.  The Fund may also invest in exchange-traded funds (“ETFs”) to manage cash.

Munder Capital’s Investment Processes — Purchasing Portfolio Securities.  Munder Capital employs a bottom-up investment approach that emphasizes individual stock selection.  Munder Capital’s stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.  The Munder Capital international core equity strategy uses a quantitative investment process and traditional qualitative and fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  Munder Capital seeks to generally allocate country weights in accordance with the MSCI EAFE Index; however, deviations from the MSCI EAFE Index weights may occur.  Munder Capital uses the sector and industry allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.

Munder Capital’s Investment Processes — Selling Portfolio Securities.  Munder Capital monitors the companies in the Fund’s portfolio allocated to it for management to determine if there have been any fundamental changes in the companies.  Munder Capital may sell a stock or reduce its position in a stock if it believes:

•	the stock subsequently fails to meet Munder Capital’s initial investment criteria

•	A more attractively priced company is found or if funds are needed for other purposes

•	the stock becomes overvalued relative to the long-term expectation for the stock price.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest in short-term instruments such as money market securities (including commercial paper, certificates of deposit, banker’s acceptances and time deposits), U.S. government securities and repurchase agreements.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information about the Funds’ Principal Investment Strategies

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment

•	Are pursuing a long-term investment goal

•	Are willing to accept risk of market value fluctuation in the short-term.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on particular sectors or industries

•	Need regular income or stability of principal

•	Are pursuing a short-term investment goal or investing emergency reserves

•	Cannot tolerate the risks of global investments.

Additional Information about the Funds’ Principal Investment Strategies

Brown Advisory Maryland Bond Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities (“80% Policy”).  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.  The Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds.  The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.  Generally, the average weighted maturity of the Fund’s portfolio securities will be between 4 and 10 years.  Normally, the Fund will invest at least 80% of the Fund’s total assets in securities the interest of which is exempt from Federal and Maryland State income taxes, although such interest from the Fund’s investments may be subject to the Federal alternative minimum tax (“AMT”).  Municipal securities include municipal bonds, notes, and leases.  Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.

The Advisor’s Process — Purchasing Portfolio Securities.  The Advisor continuously monitors economic factors such as interest rate outlook and technical factors such as the shape of the yield curve in combination with the stated objective of the Fund to determine an appropriate maturity profile for the Fund’s investment portfolio.  The Advisor then principally searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

The Advisor’s Process — Selling Portfolio Securities.  The Advisor may sell a fixed income security if:

•	Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio

•	The security subsequently fails to meet the Advisor’s investment criteria

•	A more attractive security is found or funds are needed for another purpose

•	The Advisor believes that the security has reached its appreciation potential.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are a Maryland resident

•	Are an income-oriented investor in a high tax bracket and desire tax-exempt income

•	Seek income and more price stability than stocks offer

•	Are pursuing a long-term investment goal.

Additional Information about the Funds’ Principal Investment Strategies

The Fund may not be appropriate for you if you:

•	Are not a Maryland resident

•	Are pursuing a short-term investment goal or are investing emergency reserves

•	Are investing funds in a tax-deferred or tax-exempt account (such as an IRA)

•	Do not desire tax-exempt income.

Additional Information about the Funds’ Principal Investment Strategies

Brown Advisory Intermediate Income Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities such as U.S. Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities (“80% Policy”).  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

Portfolio Maturity.  The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years.  Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 3 and 10 years (“Maturity Policy”).  The Fund must provide shareholders with 60 days’ prior written notice if it changes the limitations associated with its Maturity Policy.  The stated average maturity of the Fund may be different from the weighted average maturity due to several factors including prepayment patterns as well as call and put features of the fixed income securities held by the Fund.

The Fund also expects to have an average duration of 2 to 5 years.  Duration is a measurement of interest rate sensitivity. For example, if interest rates increase by 1%, under the Fund’s duration policy, the value of the Fund may decrease between 2% to 5%.

Portfolio Securities Credit Ratings.  The Fund may invest in a fixed income security, if at the time of its purchase, the fixed income security is rated in the top four rating categories of an NRSRO or is unrated and deemed to be of comparable quality by the Advisor.

The Advisor’s Process — Purchasing Portfolio Securities.  The Advisor determines the appropriate degree of interest rate risk (duration) and maturity structure (yield curve positioning) for the portfolio.  This is based on its analysis of economic factors such as the interest rate outlook and technical factors such as the shape of the yield curve.  The Advisor then determines the relative and absolute attractiveness of each of — corporate securities, mortgage-backed securities, asset-backed securities and Treasury and agency securities.  Finally, it searches for securities, which meet the maturity and duration needs of the Fund’s portfolio.

The Advisor’s Process — Selling Portfolio Securities.  The Advisor may sell a fixed income security if it believes:

•	Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio

•	The security subsequently fails to meet the Advisor’s investment criteria

•	A more attractive security is found or funds are needed for another purpose

•	The security has reached its appreciation potential.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information about the Funds’ Principal Investment Strategies

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Seek income

•	Seek capital preservation

•	Are pursuing a long-term investment goal

•	Are willing to accept the risks of investing in fixed income securities.

The Fund may not be appropriate for you if you:

•	Are pursuing a short-term investment goal or are investing emergency reserves

•	Are seeking capital appreciation

•	Can not tolerate fluctuation in the value of your investments.

Table of Investment Terms

Set forth below are terms specific to certain of the Funds’ principal investments.  These terms are further explained on the next page.

	Brown Advisory Growth Equity Fund	Brown Advisory Value Equity Fund	Brown Advisory Flexible Value Fund	Brown Advisory Small-Cap Growth Fund	Brown Cardinal Small Companies Fund	Brown Advisory Small-Cap Fundamental Value Fund	Brown Advisory Opportunity Fund	Brown Advisory Core International Fund	Brown Advisory Maryland Bond Fund	Brown Advisory Intermediate Income Fund
Equity Security(1)	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Security(2)	✓	✓	✓	✓	✓	✓	✓	✓
ADRs(3)	✓	✓	✓	✓	✓	✓	✓	✓
REITs(4)	✓	✓	✓	✓	✓	✓	✓
ETFs(5)	✓	✓	✓	✓	✓	✓	✓	✓
Market Capitalization(6)	✓	✓	✓	✓	✓	✓	✓
Company Fundamentals(7)	✓	✓		✓	✓
Price/Earnings Ratio(8)	✓						✓
Price/Sales Ratio(9)	✓						✓
Price/Cash Flow Ratio(10)	✓						✓
Debt/Fixed Income Securities(11)			✓			✓			✓	✓
Emerging or Developing Markets(12)	✓							✓
Bond(13)									✓	✓
Investment Grade Security(14)									✓
Municipal Security(15)									✓
NRSRO(16)									✓	✓
U.S. Government Security(17)									✓	✓
Note(18)									✓
Maturity(19)									✓	✓
Mortgage-Backed Security(20)										✓
Asset-Backed Security(21)										✓
Yield Curve(22)										✓
Stated Average Maturity(23)										✓
Weighted Average Maturity(24)									✓	✓

Table of Investment Terms

(1)
Equity Security means an equity or ownership interest in a company including common and preferred stock, warrants and securities convertible into common and preferred stock, listed American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) exchange traded funds (“ETFs”) and private placements in these types of securities.

(2)
Convertible Securities are bonds, debentures, notes, preferred stock, rights, warrants or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.

(3)	ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets.

(4)	REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.

(5)	ETFs are types of closed-end mutual funds that trade like stocks on an exchange. ETFs are usually constructed to track an index, a commodity, or a basket of assets like an index fund.

(6)	Market Capitalization means the value of a company’s common stock in the stock market.

(7)
Company Fundamentals means factors reflective of a company’s financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

(8)	Price/Earnings Ratio means the price of a stock divided by the company’s earnings per share.

(9)	Price/Sales Ratio means the amount an investor is willing to pay for a dollar of revenue.

(10)	Price/Cash Flow Ratio means the price of a stock divided by free cash flow per share.

(11)
Debt/Fixed Income Securities means a security, such as a bond or note, that obligates the issuer to pay the security owner a specific sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

(12)
Emerging or Developing Markets means generally countries other than Canada, the United States or those countries included in the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”). Currently, the countries included in the EAFE Index are Australia, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(13)	Bond means a fixed income security with a long-term maturity, usually 5 years or longer.

(14)
Investment Grade Security means a fixed income security rated in one of the four highest long-term or two short-term ratings categories by an NRSRO or unrated and determined to be of comparable quality by the Fund’s Advisor at the time of purchase.

(15)	Municipal Security means a fixed income security issued by or on behalf of a state, its local governments and public financing authorities, and by U.S. territories and possessions.

(16)	NRSRO means a “nationally recognized statistical rating organization,” such as Standard & Poor’s, that rates fixed income securities by relative credit risk.

(17)	U.S. Government Security means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Table of Investment Terms

(18)	Note means a fixed income security with a short-term maturity, usually less than 1 year.

(19)	Maturity means the date on which a fixed income security is (or may be) due and payable.

(20)	Mortgage-Backed Security means a fixed income security representing an interest in a pool of underlying mortgage loans.

(21)	Asset-Backed Security means a fixed income security representing an interest in an underlying pool of assets such as automobile loans or credit card receivables.

(22)	Yield Curve means a graph that plots the yield of all fixed income securities of similar quality against the securities’ maturities.

(23)	Stated Average Maturity means the dollar weighted maturity of the portfolio without consideration for potential changes in cash flows of the portfolio’s securities.

(24)
Weighted Average Maturity refers to the dollar weighted average maturity of the portfolio, accounting for potential changes in cash flows of the portfolio’s securities due to prepayments on mortgage backed and asset backed securities, puts and calls, and other foreseen changes to stated cash flows.

Principal Risks

An investment in a Fund is subject to one or more of the principal risks identified in the following table.  The identified principal risks are discussed in more detail in the disclosure that immediately follows the table.

	Brown Advisory Growth Equity Fund	Brown Advisory Value Equity Fund	Brown Advisory Flexible Value Fund	Brown Advisory Small-Cap Growth Fund	Brown Cardinal Small Companies Fund	Brown Advisory Small-Cap Fundamental Value Fund	Brown Advisory Opportunity Fund	Brown Advisory Core International Fund	Brown Advisory Maryland Bond Fund	Brown Advisory Intermediate Income Fund
Equity and General Market Risk	✓	✓	✓	✓	✓	✓	✓	✓
Value Company Risk		✓	✓		✓	✓	✓	✓
Growth Company Risk	✓			✓			✓	✓
Smaller Company Risk			✓	✓	✓	✓	✓	✓
Medium Capitalization Company Risk	✓	✓	✓					✓
Foreign Securities/ Emerging Markets Risk	✓		✓			✓	✓	✓
Non-Investment Grade Securities Risk			✓			✓
Derivatives Risk						✓		✓
Debt/Fixed Income Securities Risk			✓			✓			✓	✓
Interest Rate Risk;									✓	✓
Credit Risk									✓	✓
Prepayment/Extension Risk									✓	✓
Liquidity Risk									✓	✓
Maryland Bonds and Municipal Securities Risk									✓
Non-Diversification Risk									✓
REIT and Real Estate Risk	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓
ETF Risk	✓	✓	✓	✓	✓	✓	✓	✓
Private Placement Risk	✓		✓	✓	✓	✓	✓	✓
ADR Risk		✓		✓	✓
Management Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Principal Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program.  The following provides additional information regarding the principal risks that could affect the value of your investment:

Equity and General Market Risk

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions.  The NAV of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities.  The market value of securities in which a Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  Other general market risks include:

•	The market may not recognize what the Advisor or a Sub-Advisor believes to be the true value or growth potential of the stocks held by a Fund

•	The earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline

•
The smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock.  The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company

•	The Advisor’s or a Sub-Advisor’s judgment as to the growth potential or value of a stock may prove to be wrong

•	A decline in investor demand for the stocks held by a Fund also may adversely affect the value of the securities.

Management Risk

The Fund is actively managed and its performance may reflect the Advisor’s ability to make decisions which are suited to achieving a Fund’s investment objectives.  Due to its active management, a Fund could under perform other mutual funds with similar investment objectives.

Growth Company Risk

An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty.  Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Value Company Risk

Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.  The determination that a stock is undervalued is subjective; the market may not agree, and a stock’s price may not rise to what the investment manager believes is its full value.  If the market does not consider the stock to be undervalued then the value of a Fund’s shares may decline, even if stock prices generally are rising.

Principal Risks

Medium Capitalization Company Risk

Medium Capitalization company stocks may have greater fluctuations in price than the stocks of large companies.  Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.  Medium Capitalization companies may have limited product lines or resources and may be dependent upon a particular market niche.

Smaller Company Risk

If a Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available

•
Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market

•	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance.  As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

Foreign Securities/Emerging Market Risk
If a Fund invests in foreign securities and ADRs, an investment in that Fund may have the following additional risks:

•	Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets

•
Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities

•
Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar

•
Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation.  There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies

•	Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems

•	Certain foreign brokerage commissions and custody fees may be higher than those in the United States

Principal Risks

•
Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’ shareholders.

•	Prices for stock or ADRs may fall over short or extended periods of time

If a Fund invests in emerging markets, an investment in that Fund may have the following additional risks:

•	Information about the companies in emerging markets is not always readily available

•	Stocks of companies traded in emerging markets may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets

•	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets

•
The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries

•	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets

•	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund

•	Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar

•
Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies.  As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of the Fund’s investments

•	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

ADR investments may subject a Fund to the same risks as direct investments in foreign companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries.  The less developed the country, the greater affect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Interest Rate Risk

If a Fund invests in fixed income securities, the value of your investment in that Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests.  The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates.

Principal Risks

Credit Risk

If a Fund invests in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of that Fund’s portfolio securities.  The degree of risk for a particular security may be reflected in its credit rating.  Generally, investment risk and price volatility increase as a security’s credit rating declines.  The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security.  A Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.  Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

Prepayment/Extension Risk

If a Fund invests in fixed income securities, the Fund may be forced to invest in securities with lower yields and thus reducing its income if issuers prepay certain fixed income securities.  A Fund may be exposed to greater prepayment risk because a Fund invests in mortgage-backed and asset-backed securities.  Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline.  There is a greater risk that a Fund will lose money due to extension risk because a Fund invests in mortgage-backed and asset-backed securities.

Liquidity Risk

Certain fixed income securities held by a Fund may be difficult (or impossible) to sell at the time and at the price the Advisor would like.  As a result, a Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that a Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

REIT and Real Estate Risk

A Fund’s investments in REITs may subject the Fund to the following additional risks:

•	Declines in the value of real estate

•	Changes in interest rates

•	Lack of available mortgage funds or other limits on obtaining capital

•	Overbuilding

•	Extended vacancies of properties

•	Increases in property taxes and operating expenses

•	Changes in zoning laws and regulations

•	Casualty or condemnation losses.

•	Tax consequences of the failure of a REIT to comply with tax law requirements.

A Fund will bear a proportionate share of the REIT’s on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

Principal Risks

Convertible Securities Risk

A Fund’s investments in Equity may subject the Fund to volatility and the following risks:

•	Prices for stock may fall over short or extended periods of time

•	Cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day

•	Individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both debt and equity securities.  Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible proportionate securities.

Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.  A Fund’s investments in Convertible Securities may subject the Fund to the risks that prevailing interest rates, issuer credit quality and any call provisions may affect the value of the Fund’s convertible securities.  Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time.  Rights typically have a substantially shorter term than do warrants.  Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.  Rights and warrants may lack a secondary market.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.  Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on a Fund’s performance.  The successful use of derivatives generally depends on the manager’s ability to predict market movements.

A Fund may use derivatives in various ways.  A Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics.  A Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk.  A Fund may use derivatives for leverage.  A Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk and general market risks.  A Fund’s use of derivatives may entail risks greater than, or possibly different from, such risks and other Principal Risks to which the Fund is exposed, as described below.  Certain of the different risks to which a Fund might be exposed due to its use of derivatives include the following:

Principal Risks

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

Volatility Risk is the risk that, because a Fund may use some derivates that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Credit Derivatives Risk is the risk associated with the use of derivatives, which are highly specialized activity that involves strategies and risks different from those with ordinary portfolio security transactions.  If the Advisor is incorrect in its forecast of default risks, market spreads or other applicable factors, a Fund’s investment performance would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Advisor is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.

Segregation Risk is the risk associated with any requirement, which may be imposed on a Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives.  Such segregation will not limit a Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Debt/Fixed Income Securities Risk

The value of your investment in a Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund invests.  The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates.  The value of your investment in a Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities.  The degree of risk for a particular security may be reflected in its credit rating.  Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by a Fund may cause it to default or become unable to pay interest or principal due on the security.  A Fund cannot collect interest and principal payments on a debt security if the issuer defaults.  Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments.  The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return.  Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline.  Distressed debt securities involve greater risk of default or downgrade and are more volatile than investment grade securities.  Distressed debt securities may also be less liquid than higher quality debt securities.

Principal Risks

Non-Investment Grade Securities Risk

Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”), are subject to greater risks of loss of your money than higher rated securities.  Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.

ETF Risk

Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles ) may involve duplication of certain fees and expenses.  By investing in an ETF, a Fund becomes a shareholder of that ETF.  As a result, Fund shareholders indirectly bear their proportionate share of the ETF’s fees and expenses which are paid by the Fund as a shareholder of the ETF.  These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.  If the ETF fails to achieve its investment objective, the Fund’s investment in the ETF may adversely affect the Fund’s performance.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their NAV and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Private Placement Risk

The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the 1933 Act.  Privately issued securities are restricted securities that are not publicly traded.  Accordingly, the liquidity of the market for specific privately issued securities may vary.  Delay or difficulty in selling such securities may result in a loss to the Fund.  Privately issued securities that are determined by the Advisor to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Maryland Bonds and Municipal Securities Risk

If a Fund invests in Maryland fixed income securities, economic or political factors in Maryland may adversely affect issuers of the Maryland municipal securities in which that Fund invests.  Adverse economic or political factors will affect a Fund’s NAV more than if that Fund invested in more geographically diverse investments.  As a result, the value of a Fund's assets may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states.

In addition to the state’s general obligations, a Fund will invest a significant portion of its assets in bonds that are rated according to the issuer’s individual creditworthiness, such as bonds of local governments and public authorities.  While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.  Certain Fund holdings may not rely on any government for money to service their debt.  Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams.  The credit quality of these “revenue” bonds may vary from that of the state’s general obligations.

The following is a summary of the NRSRO ratings for Maryland municipal securities.  Maryland general obligation bonds were rated Aaa by Moody’s Investor Services as of March 31, 2009 and AAA by Standard & Poor’s as of March 31, 2009.  There can be no assurance that Maryland general obligation bonds or the securities of any Maryland political subdivision, authority or corporation owned by a Fund will be rated in any category or will not be downgraded by an NRSRO.  Further information concerning the State of Maryland is contained in the SAI.

Principal Risks

Non-Diversification Risk

If a Fund is “non-diversified,” its investments are not required to meet certain diversification requirements under Federal law. A “non-diversified” Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Other Practices/Risks

Each Fund’s portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund’s policies and applicable government regulations. The Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may loss the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

Management

Each Fund is a series of Professionally Managed Portfolios (the “Trust”).  The business of the Trust and each Fund is managed under the oversight of the Board of Trustees (the “Board”).  The Board meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting each Fund.  Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Funds’ Statement of Additional Information (“SAI”).  Other than the Winslow Green Growth Fund, which is offered in a separate prospectus, the Funds do not hold themselves out as related to any other series of the Trust for purposes of investment and advisory services, nor do they share the same investment advisor with any other series.

The Advisor and Sub-Advisors

Brown Investment Advisory Incorporated.  Each Fund’s Advisor is Brown Investment Advisory Incorporated, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.  The Advisor does business under the name of Brown Advisory.  The Advisor is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland.  Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998.  Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company.  The Advisor and its affiliates (“Brown” or the “Advisor”) have provided investment advisory and management services to clients for over 10 years.  As of March 31, 2010, Brown (excluding an affiliated broker-dealer) had approximately $14.2 billion of assets under management.

The Advisor receives an annual advisory fee from each Fund at an annual rate of each Fund’s average annual daily net assets as indicated below.  For the fiscal year ended May 31, 2009, the Advisor received, after applicable fee waivers, (“Advisory Fee Received”), an advisory fee at an annual rate of each Predecessor Fund’s average annual daily net assets as follows:

	Annual Advisory Fee	Advisory Fee Received
Brown Advisory Growth Equity Fund	0.75%	0.75%
Brown Advisory Value Equity Fund	0.75%	0.75%
Brown Advisory Flexible Value Fund(1)	0.85%	0.00%
Brown Advisory Small-Cap Growth Fund	1.00%	1.00%
Brown Cardinal Small Companies Fund	1.00%	1.00%
Brown Advisory Small-Cap Fundamental Value Fund	1.00%	0.00%
Brown Advisory Opportunity Fund	1.00%	0.83%
Brown Advisory Core International Fund	1.00%	1.00%
Brown Advisory Maryland Bond Fund	0.35%(2)	0.18%
Brown Advisory Intermediate Income Fund	0.35%	0.35%
(1)     Fees shown are for the period November 1, 2008 to May 31, 2009.
(2)	Prior to January 1, 2009, the annual advisory fee was 0.50%.

Management – Portfolio Managers

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreements between the Trust and the Advisor and the Sub-Advisory Agreements between the Advisor and each of Cardinal and Munder Capital will be included in the Funds’ annual report dated May 31, 2010.

Subject to the general oversight of the Board, the Advisor is directly responsible for making the investment decisions for Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.

Subject to the general oversight of the Board and the Advisor, the following Sub-Advisors make the investment decisions for the following Funds:

Fund	Sub-Advisor
Brown Cardinal Small Companies Fund	Cardinal Capital Management, L.L.C. (“Cardinal”)
Brown Advisory Core International Fund	Munder Capital Management (“Munder Capital”)

Advisory fees for services rendered by each Sub-Advisor are paid by the Advisor and not the applicable Fund and are included in the “Advisory Fee Received” for the applicable Fund.

Cardinal, One Greenwich Office Park, Greenwich, Connecticut 06831, commenced operations as a Delaware limited liability company in 1995 and provides investment advisory services for clients, including endowments, public and private pension funds, and high net worth individuals seeking investments in small value companies.  Brown Cardinal Small Companies Fund is the first mutual fund for which Cardinal has provided investment advisory services.  As of March 31, 2010, Cardinal had approximately $1.2 billion of assets under management.

Munder Capital, 480 Pierce Street, Birmingham, Michigan 48009, is a general partnership formed in 1985, and provides investment advisory services to institutions, charitable organizations, state and municipal governments, investment companies (including mutual funds), pension and profit sharing plans and individual investors.  Munder Capital has served as a Sub-Advisor to the Brown Advisory Core International Fund since December 2007.  As of March 31, 2010, Munder Capital had approximately $15.5 billion of assets under management.

In the future, the Advisor may propose to appoint or replace one or more Fund Sub-Advisors subject to Board and applicable shareholder approval requirements. Pursuant to prior shareholder approval and an exemptive order from the Securities and Exchange Commission, the Advisor, subject to Board approval, is permitted to enter into new or modified sub-advisory agreements with existing or new Sub-Advisors for Brown Advisory Core International Fund without approval of Fund shareholders (“Exemptive Relief”). Each other Fund may rely on the Exemptive Relief upon approval of its shareholders. Pursuant to the exemptive order, each Fund that relies on the Exemptive Relief is required to notify shareholders of the retention of a new Sub-Advisor within 90 days of the hiring of the new Sub-Advisor.

Portfolio Managers

Brown Advisory Growth Equity Fund. An investment team has managed the Fund’s portfolio since its inception in 1999.  Mr. Kenneth M. Stuzin is the team’s Chairman.  He works with the team on developing and executing the Fund’s investment program and retains decision-making authority over the day-to-day management of the Fund’s assets:

Management – Portfolio Managers

Kenneth M. Stuzin, CFA has been a member of Brown’s senior management since 1998, Vice Chairman of Brown’s Large-Cap Growth Equity Team from 1996 to 2008, and Chairman of the Large-Cap Growth Equity Team since February 2008.  Mr. Stuzin has also served as the Vice Chairman of the Fund’s investment committee since the Fund’s inception.  Though Mr. Stuzin shares responsibility for the day-to-day management of the Brown Advisory Growth Equity Fund with Geoffrey R.B. Carey, Mr. Stuzin retains all final decision making authority with respect to the Fund’s management.  Prior to joining Brown in 1996, Mr. Stuzin was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager.  Prior to that, he was a quantitative portfolio strategist in New York, advising clients on capital markets issues and strategic asset allocation decisions.  Mr. Stuzin received his B.A. and M.B.A. from Columbia University in 1986 and 1993, respectively.

Maneesh Bajaj, CFA has been an Equity Research Analyst at Brown since 2005.  He is a contributing analyst for the Fund researching investment opportunities in the technology sector. He received his M.B.A. from the Wharton School, University of Pennsylvania in 2002.  He also holds a M.S. in computer science from the University of Kentucky.

Other senior members of the investment team include:

Paul J. Chew, CFA has been a member of Brown’s senior management since 1999 and the Head of Investment Strategies since 2008.  Prior to that, he was the Director of Equity Research from 1999 to 2008.  Mr. Chew is a contributing Research Analyst for the Fund and has been a member of the Fund’s investment team since the Fund’s inception in 1999.  Mr. Chew also serves as the Advisor’s technology analyst and is a member of the Advisor’s Strategic Investment Committee and its Investment Policy Committee.  During business school, he worked as a research associate for a finance professor specializing in asset allocation.  Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company.  He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

Paul Q. Li, CFA, Ph.D. has been an Equity Research Analyst responsible for the health care sector at Brown since 2006.  He is also a contributing research analyst for the Fund.  Prior to joining the firm in 2006, he served in investment analyst positions at the Howard Hughes Medical Institute and the Bethlehem Steel Pension Trust.  He holds an MBA from the Johnson Graduate School of Management at Cornell University and a B.S. from Wuhan University.  Mr. Li also earned an M.S. in microbiology from the Chinese Academy of Science and a Ph.D. in molecular biology from Cornell.  Prior to his career in the investment industry, he spent four years as a research scientist in Cornell's department of molecular medicine.

Eric H. Cha, CFA has been an Equity Research Analyst responsible for the consumer discretionary sector since July 2007.  He is a contributing research analyst for the Brown Advisory Growth Equity Fund.  Prior to joining the firm, he worked at Oppenheimer Funds as an Equity Analyst since 2003.  He was an Investment Officer at Bethlehem Steel Pension Fund from 2000 to 2003.  He received his MBA from New York University Leonard N. Stern School of Business in 2000 and was a charter member of the Michael Price Student Investment Fund.  He worked as a summer associate for Sanford C. Bernstein.  Prior to business school, he owned and operated a retail business.  He holds a Bachelor of Arts degree in Economics from the University of Virginia.

Management – Portfolio Managers

Brown Advisory Value Equity Fund.  An investment team has managed the Fund’s portfolio since its inception in 2003.  Mr. Richard M. Bernstein has been the team’s Chairman since the Fund’s inception in 2003.  He works with the team on developing and executing the Fund’s investment program and retains decision-making authority over the day-to-day management of the Fund’s assets:

Richard M. Bernstein, CFA has been a member of Brown’s senior management since 1998 and Chairman of Brown’s Large-Cap Value Equity Team since 1998.  Mr. Bernstein is responsible for the day-to-day management of the Fund. Prior to joining the Advisor in 1993, Mr. Bernstein was Vice President and Director of Research at Mercantile-Safe Deposit & Trust Company where he was responsible for equity fund management and research.  He is past president of the Baltimore Security Analysts Society.  He received a B.A. and M.A. from The Johns Hopkins University in 1979 and 1983, respectively.

Other senior members of the investment team include:

Paul J. Chew, CFA has been a member of Brown’s senior management and Director of Equity Research since 1999.  Mr. Chew is a contributing Research Analyst for the Fund and has been a member of the Fund’s investment team since the Fund’s inception in 2003.  Mr. Chew also serves as the Advisor’s technology analyst and is a member of the Advisor’s Strategic Investment Committee and its Investment Policy Committee.  During business school, he worked as a research associate for a finance professor specializing in asset allocation.  Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company.  He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

Doron S. Eisenberg, CFA has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown's growth and value strategies since 2002.  He is a contributing research analyst for the Fund.  Prior to joining Brown in 2002, he worked in New York as an Equity Analyst at Carret & Company during business school, and as an Engineering Project Analyst at Slattery Skanska, Inc., from 1995 to 2000.  Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995.  He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

Eric S. Gordon, CFA has been an Equity Research Analyst cover the energy sector at Brown since 2008.  He is also a contributing research analyst for the Fund.  He received a B.A. from the University of North Carolina, Chapel Hill in 1998.

John Barnett, CFA has been an Equity Research Analyst cover the financial services sector at Brown since 2008.  He is also a contributing research analyst for the Fund.  He received a M.B.A. from Columbia Business School in 2002.  He also holds a B.B.A. from the University of Georgia.

Brown Advisory Flexible Value Fund.  Mr. Hutchings Vernon, Mr. Michael Foss and Ms. Nina Yudell share in the responsibility for day-to-day management of the Fund’s portfolio.

R. Hutchings Vernon has 26 years of investment management experience and joins Ms. Yudell and Mr. Foss in sharing the day-to-day responsibility for co-managing the Fund’s portfolio.  Mr. Vernon was a portfolio manager and/or analyst with Alex Brown Investment Management (“ABIM”), the Fund’s previous investment advisor, for over 15 years and is continuing in the same capacity as a partner at Brown following the combination of the two firms in July 2008.  Mr. Vernon is also responsible for managing pooled and other separate accounts managed by the Advisor. Mr. Vernon has been co-managing the Fund since May 2008.

Management – Portfolio Managers

Michael Foss has 23 years of investment management experience and begun sharing the day-to-day responsibility for co-managing the Fund’s portfolio in January 2009.  Mr. Foss was a portfolio manager and/or analyst with ABIM for over 5 years and is a partner at Brown following the combination of the two firms in July 2008.  Mr. Foss is also responsible for managing separate accounts managed by the Advisor.

Nina K. Yudell has 24 years of investment management experience and joins Mr. Vernon and Mr. Foss in sharing the day-to-day responsibility for co-managing the Fund’s portfolio.  Ms. Yudell was a portfolio manager and/or analyst with ABIM for over 16 years and is continuing in the same capacity as a partner at Brown following the combination of the two firms in July 2008.  Ms. Yudell is also responsible for managing separate accounts managed by the Advisor. Ms. yudell has been co-managing the Fund since May 2008.

Brown Advisory Small-Cap Growth Fund.  An investment team has managed the Fund’s portfolio since its inception in 1999.  Mr. Timothy W. Hathaway and Mr. Christopher A. Berrier, the team’s Co-Chairmen since 2005, work with the team on developing and executing the Fund’s investment program and retain equal decision-making authority over the day-to-day management of the Fund’s assets:

Timothy W. Hathaway, CFA has been a member of Brown’s senior management, Co-Chairman of Brown’s Small-Cap Equity Team and Co-Chairman of the Fund’s investment team since September 2005.  Prior to 2005 he was a Research

Analyst with the Large-Cap Growth Equity Team responsible for the consumer discretionary and energy sectors for ten years.  Mr. Hathaway received his B.A. from Randolph Macon College in 1993 and his M.B.A. from Loyola College in 2001.

Christopher A. Berrier has been a member of Brown’s senior management, Co-Chairman of Brown’s Small-Cap Equity Team and Co-Chairman of the Fund’s investment team since September 2005.  Prior to joining Brown in 2005, Mr. Berrier was a Senior Equity Analyst at T. Rowe Price for five years, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds.  He received an B.A. in economics from Princeton University in 2000.

Other senior members of the investment team include:

Charles A. Reid has been a Partner at Brown and an Equity Research Analyst responsible for identifying, selecting and monitoring emerging growth companies.  He is a contributing research analyst for the Fund.  He received his B.A in 1965 from Georgetown University.

Sung W. Park has been an Equity Research Analyst at Brown since 2006.  He is also a contributing research analyst for the Fund.  Mr. Park received his B.A from Johns Hopkins University in 2000 and his M.B.A. from the University of Maryland Smith School of Business in 2006.  Prior to business school, Mr. Park was an Associate Portfolio Manager and Research Analyst at Croft Leominster.

Brown Cardinal Small Companies Fund.  Ms. Amy K. Minella, Mr. Eugene Fox III, and Mr. Robert B. Kirkpatrick of Cardinal have served as the Fund’s portfolio managers since its inception in 2003 and share equal responsibility, in all respects, for the day-to-day management of the Fund’s investment portfolio:

Management – Portfolio Managers

Amy K. Minella has been a Managing Partner and Portfolio Manager of Cardinal since 1995.  Ms. Minella is responsible for investment research and has served as one of the Fund’s portfolio managers since 2003.  Prior to founding Cardinal, Ms. Minella was a Managing Director of Deltec Asset Management where she created both the high yield management group in 1986 and the value equity group in 1992.  Prior to that, Ms. Minella was in the corporate finance department at Merrill Lynch and in the credit department at Chase Manhattan Bank.  She holds a B.A. from Mount Holyoke College and a M.B.A. from the Stanford Graduate School of Business.

Eugene Fox, III has been a Managing Director and Portfolio Manager of Cardinal since 1995.  He is also responsible for investment research and has served as one of the Fund’s portfolio manager since 2003.  Prior to joining Cardinal, Mr. Fox was a Managing Director of Deltec Asset Management.  Prior to that, Mr. Fox was an Investment Analyst for D.S. Kennedy & Co., a value equity firm.  Prior to that, he was with FMC Corporation where he served in several different capacities including director of pension investments and manager of corporate finance.  He holds a B.A. from the University of Virginia and a M.B.A. from the University of Chicago Graduate School of Business.

Robert B. Kirkpatrick, CFA has been a Managing Director and Portfolio Manager of Cardinal since 2000.  He is also responsible for investment research and has served as one of the Fund’s portfolio manager since 2003.  Prior to joining Cardinal, he was a co-founder of Breeco Management L.P., a value-oriented equity investment firm. Prior to that, he held senior investment positions at Unifund S.A., a global private investment company, Bigler Investment Management and CIGNA Corporation. He received his BA in economics from Williams College.

Rachel D. Matthews is a portfolio manager/research analyst at Cardinal. She has been in the investment industry since 1989. Prior to joining Cardinal in 2001, she was a high yield bond trader at Oppenheimer Funds, Inc. from 1996 to 1999. She traded U.S. government securities at HSBC Securities from 1994 to 1996. Previously, she was a private placement credit analyst at the Mutual Life Insurance Company of New York. She holds a B.A. from Columbia University and a M.B.A. from New York University.

Brown Advisory Small-Cap Fundamental Value Fund. Mr. David Schuster is responsible for day-to-day management of the Fund’s portfolio.

J. David Schuster Portfolio Manager, has been an Equity Research Analyst at Brown researching investment opportunities in the financial services sector for Brown since May 2008.  Prior to joining Brown in May 2008, he worked as a Managing Director covering the financial services industry at Citigroup from September 2006 to April 2008.  Prior to joining Citigroup, Mr. Schuster worked as a Managing Director in the financial institutions group at Lazard Freres & Co. since 1998.  Mr. Schuster graduated with a BSBA in Accounting from Georgetown University in 1992.

Other senior member of the Fund’s team includes:

Michael Poggi, CFA has been an Equity Research Analyst working as a generalist for Brown since 2003 and is a contributing analyst for the Fund. Mr. Poggi received his B.S. and B.A. from the University of Richmond in 2003.

Management – Portfolio Managers

Brown Advisory Opportunity Fund.  An investment team has managed the Fund since its inception in December 2005.  Mr. David B. Powell is the team’s Chairman and works with the team on developing and executing the Fund’s investment program.  Mr. Powell retains sole decision-making authority over the day-to-day management of the Fund’s assets:

David B. Powell, CFA has been the Portfolio Manager for the Fund since January 2007, and an Equity Research Analyst at Brown researching investment opportunities in the industrial and energy sectors for Brown’s growth and value strategies since 1999.  Before joining the firm in 1999, he worked in investor relations at T. Rowe Price.  Mr. Powell graduated with a B.A. from Bowdoin College in 1997.

Other senior members of the Fund’s team include:

Paul J. Chew, CFA has been a member of Brown’s senior management and Director of Equity Research since 1999.  Mr. Chew is a contributing Research Analyst for the Fund and has been a member of the Fund’s investment team since the Fund’s inception in 2003.  Mr. Chew also serves as Advisor’s technology analyst and is a member of the Advisor’s Strategic Investment Committee and its Investment Policy Committee.  During business school, he worked as a research associate for a finance professor specializing in asset allocation.  Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company.  He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

Doron S. Eisenberg, CFA has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown’s growth and value strategies since 2002.  He is also a contributing research analyst for the Fund.  Prior to joining Brown in 2002, he worked in New York at as an Equity Analyst at Carret & Company during business school, and as an Engineering Project Analyst at Slattery Skanska, Inc. from 1995 to 2000.  Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995.  He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

Brown Advisory Core International Fund.  Munder Capital’s International Core Equity team has managed the Fund’s assets allocated to Munder Capital for management since Munder Capital became a Sub-Advisor of the Fund in 2007.  The team’s lead manager, Remi Browne, CFA, and co-manager Peter Carpenter, CFA, are supported by three additional portfolio managers and two analysts.  The seven-member team consists of the following individuals:

Remi J. Browne, CFA Managing Director — International Equity Team, is the lead portfolio manager and has final investment authority for the Fund. Mr. Browne is the lead analyst for the financials sector for the international team. Prior to joining Munder Capital in August 2007, Mr. Browne was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he led an international equity team for 11 years.

Peter S. Carpenter, CFA Senior Portfolio Manager, is the co-manager of the Fund’s portfolio management team and covers the consumer discretionary and industrials sectors. Prior to joining Munder Capital in August 2007, Mr. Carpenter was a Senior Vice President for The Boston Company Asset Management (including its predecessor firms), where he was co-manager of their international equity products and served as an analyst for 10 years.

Management – Portfolio Managers

Robert D. Cerow, CFA Equity Analyst, is a member of the Fund’s portfolio management team and covers the telecommunications services sector. Prior to joining Munder Capital in August 2007, Mr. Cerow was with The Boston Company Asset Management (including its predecessor firms), where he was an Assistant Vice President and Research Analyst for the telecommunications sector since January 2007 and a quantitative analyst since June 2003. Previously, Mr. Cerow was a sales associate with Standish Mellon since 1998.

Peter J. Collins Senior Equity Analyst, is a member of the Fund’s portfolio management team and covers the utilities sector. Prior to joining Munder Capital in August 2007, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he served on the international equity team for seven years.

John W. Evers, CFA Senior Portfolio Manager, is a member of the Fund’s portfolio management team and covers the energy sector. Prior to joining Munder Capital in August 2007, Mr. Evers was a Senior Vice President and Co-Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was an energy sector analyst and was also responsible for quantitative research platform and production models for 10 years.

Daniel B. LeVan, CFA Director — International Small-Cap Equity, is a member of the Fund’s portfolio management team and covers the health care and technology sectors. Prior to joining Munder Capital in August 2007, Mr. LeVan was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was a member of its international equity team for 11 years and was lead portfolio manager for its international small-cap equity discipline.

Jeffrey R. Sullivan, CFA Senior Portfolio Manager, is a member of the Fund’s portfolio management team and covers the consumer staples and materials sectors. Prior to joining Munder Capital in August 2007, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.

Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.  Mr. Paul D. Corbin and Ms. Monica M. Hausner are the portfolio managers for Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund. While Mr. Corbin and Ms. Hausner share responsibilities for the day-to-day management of each Fund, Mr. Corbin retains final decision making authority with respect to the management of Brown Advisory Intermediate Income Fund while Ms. Hausner retains final decision making authority with respect to Brown Advisory Maryland Bond Fund.

Paul D. Corbin has been a member of Brown’s senior management since 1998. He has been the lead Portfolio Manager for Brown Advisory Intermediate Income Fund since 1991 and has been a Portfolio Manager for Brown Advisory Maryland Bond Fund since 2000. Since 1991, he has been responsible for fixed income trading with a focus in taxable bonds. Mr. Corbin has over 22 years investment experience, managing both taxable and non-taxable portfolios and trading with a concentration in taxable bonds. He has been with Brown and its predecessors for over 14 years. Prior to joining Brown, he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First Maryland Asset Management. Mr. Corbin received a B.A. from the University of Virginia in 1974 and a M.B.A. from George Washington University in 1981.

Management – Other Service Providers/ Fund Expenses

Monica M. Hausner has been a fixed income lead Portfolio Manager since 1992. She has been Portfolio Manager for Brown Advisory Maryland Bond Fund since 2000 and a Portfolio Manager for Brown Advisory Intermediate Income Fund since 1992. She has been responsible for fixed income trading with a focus in tax-exempt bonds since 1997. Ms. Hausner has been with Brown and its predecessors for over 13 years and has managed both cash management funds and separate accounts. Prior to joining Brown, she was a Vice President at First Maryland Asset Management. She received her B.S. from Towson University in 1983.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in a Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) provides certain administration, fund and transfer agency services to each Fund.

Quasar Distributors, LLC (the “Distributor”) serves as each Fund’s Distributor and principal underwriter in connection with the offering of each Fund’s shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares.  The Distributor is an affiliate of the Transfer Agent.

Fund Expenses

In addition to the advisory fees discussed above, the Fund incurs other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses.  (Acquired Fund Fees and Expenses are indirect fees that the Fund incurs from investing in the shares of other investment companies.)  The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) to limit Total Annual Fund Operating Expenses to the amounts shown below of each Class’s average net assets.

	Institutional Shares	A Shares	D Shares
Brown Advisory Growth Equity Fund	1.15%	1.60%	N/A
Brown Advisory Value Equity Fund	1.15%	1.60%	N/A
Brown Advisory Flexible Value Fund	1.15%	1.35%	N/A
Brown Advisory Small-Cap Growth Fund	1.40%	1.85%	1.35%
Brown Cardinal Small Companies Fund	1.40%	1.85%	N/A
Brown Advisory Small-Cap Fundamental Value Fund	1.40%	1.85%	N/A
Brown Advisory Opportunity Fund	1.50%	1.70%	N/A
Brown Advisory Core International Fund	1.50%	N/A	N/A
Brown Advisory Maryland Bond Fund	0.60%	N/A	N/A
Brown Advisory Intermediate Income Fund	0.60%	0.80%	N/A

Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments it made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  The current Expense Cap is in place through September 30, 2012 and may thereafter be renewed annually by the Board.

Management – Other Service Providers/ Fund Expenses

The Expense Cap may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.

Choosing a Share Class

Class Comparison

Brown Advisory Core International Fund and Brown Advisory Maryland Bond Fund each offer one class of shares, Institutional Shares.  The Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Intermediate Income Fund offer two classes of shares, Institutional Shares and A Shares, each designed for specific investors.  The Brown Advisory Small-Cap Growth Fund-D Shares are closed to new investors and current shareholders may not purchase additional shares except through a pre-established automatic distribution reinvestment program.

The following is a summary of the differences between Institutional Shares and A Shares for each of the Funds:
	Institutional Shares	A Shares(1)
Eligible Shareholder
Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary accounts, corporate benefit plans with assets of at least $10 million, and investors investing through fee based financial advisers
Designed for retail investors and certain employee-directed benefit plans
Initial Sales Charge	None
• 3.50% or less for most Funds
• 5.50% or less for Brown Advisory Opportunity Fund
• 4.75% or less for Brown Advisory Flexible Value Fund
• 1.50% or less for Brown Advisory Intermediate Income
   Fund
• No initial sales charge applies to purchases of $1 million or more

Contingent Deferred Sales Charge	None
• Deferred sales charge of 1.00% on purchases of $1 million
   or more liquidated in whole or in part within 18 months of purchase for most Funds (two years for Brown Advisory
   Opportunity Fund)

• Deferred sales charge of up to 0.50% on purchases of $1
   million or more liquidated in whole or in part within two
   years of purchase for the Brown Advisory Intermediate
   Income Fund

Redemption/ Exchange Fee	1.00% if shares are liquidated within 14 days of purchase	None
Ongoing distribution (12b-1) fees	None	• 0.50% of the class’ average daily net assets for most funds • 0.25% for Brown Advisory Flexible Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Intermediate Income Fund

Choosing a Share Class

Shareholder Service Fee	Up to 0.05% of the class’ average daily net assets	None
Annual Expenses	Lower expense ratio than A Shares because Rule 12b-1 distribution/service fees of A Shares is higher than shareholder service fee of Institutional Shares.	Higher expense ratio than Institutional Shares because Rule 12b-1 distribution/service fee of A shares is higher than the shareholder service fee of Institutional Shares.
Initial Minimum Investment	Normally between $2,000 and $5,000	$2,000 and under

(1)	A Shares of the Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Fundamental Value Fund are not currently available for purchase.

Sales Charges

Sales charges and fees vary considerably between the Funds’ classes.  You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase.  Please review the Fee Table and Sales Charge Schedules of the Funds before investing.  You may also want to consult with a financial adviser to help you determine which class is most appropriate for you.

The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares of a Fund.  Sales charge information is not separately posted under the mutual fund section (the “Section”) of the Advisor’s website located at www.brownadvisory.com because a copy of this Prospectus containing such information is already available for review, free of charge, under the Section.

Sales Charge Schedule — A Shares of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund and Brown Advisory Small-Cap Fundamental Value Fund*  An initial sales charge is assessed on purchases of A Shares as follows:

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Reallowance %
$0 but less than $50,000	3.50%	3.63%	3.50%
$50,000 but less than $100,000	3.00%	3.09%	3.00%
$100,000 but less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and up(2)	0.00%	0.00%	0.00%
*	A Shares of the Brown Advisory Small-Cap Fundamental Value Fund are not currently available for purchase.

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)
No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within eighteen months of purchase.

Choosing a Share Class

Sales Charge Schedule — A Shares of Brown Advisory Flexible Value Fund  An initial sales charge is assessed on purchases of A Shares as follows:

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Reallowance %
$0 but less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and up(2)	0.00%	0.00%	0.00%
(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)
No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within eighteen months of purchase.

Sales Charge Schedule — A Shares of Brown Advisory Opportunity Fund  An initial sales charge is assessed on purchases of A Shares as follows (A Shares are not currently available for purchase):
	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Reallowance %
$0 but less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and up(2)	0.00%	0.00%	0.00%
(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)
No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

Sales Charge Schedule — A Shares of Brown Advisory Intermediate Income Fund  An initial sales charge is assessed on purchases of A Shares as follows:
	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Reallowance %
Less than $100,000	1.50%	1.52%	1.35%
$100,000 but less than $500,000	1.25%	1.27%	1.10%
$500,000 but less than $1,000,000	1.00%	1.01%	0.90%
$1,000,000 and up(2)	0.00%	0.00%	0.00%
(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)
No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 0.50% of the sale price will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

Choosing a Share Class

The offering price for A Shares includes the relevant sales charge.  The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares.  Normally, reallowances are paid as indicated in the previous tables.

Reduced Sales Charges — A Shares  You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”).  The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI.  For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution.  The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures.  Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

ROA.  To determine the applicable reduced sales charge under ROA, the Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund or any of the Funds offered in this Prospectus (as of the Fund’s prior business day) that were purchased previously for accounts (1) in your name, (2) in the name of your spouse, (3) in the name of you and your spouse, (4) in the name of your minor child under the age of 21, and (5) sharing the same mailing address (“Accounts”).

To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase.  You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

•	Information or records regarding Fund Shares held in all accounts in your name at the Transfer Agent;

•	Information or records regarding Fund Shares held in all accounts in your name at a financial intermediary; and

•	Information or records regarding Fund Shares for Accounts at the Transfer Agent or another financial intermediary.

Each Fund may amend or terminate this right of accumulation at any time.

LOI.  You may also enter into an LOI, which expresses your intent to invest $100,000 or more in a Fund’s A Shares in Accounts within a future period of thirteen months.  Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.  If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.  Accounts subject to the LOI must be specifically identified in the LOI.

Choosing a Share Class

Elimination of Initial Sales Charges — A Shares  Certain persons may also be eligible to purchase or redeem A Shares without a sales charge.  No sales charge is assessed on the reinvestment of A Shares’ distributions.  No sales charge is assessed on purchases made for investment purposes by:

•	A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC

•
Any bank, trust company, savings institution, registered investment advisor, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee

•
Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a dealer agreement; the spouse, life partner, or minor children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person

•	Any person who is reinvesting dividends or distributions

•
Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts)

•	Any person who exchanges into a Fund from another Trust series or other mutual fund that participates in the Trust’s exchange program established for that Fund.

Each Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem A Shares without a sales charge. Any shares of a Fund so purchased may not be resold except to that Fund.

Contingent Deferred Sales Charge Schedule — A Shares  A CDSC of 1.00% of the sale price is assessed on redemptions of A Shares of each equity fund that were part of a purchase of $1 million or more and that are redeemed in whole or in part within eighteen months of purchase (within two years of purchase for Brown Advisory Opportunity Fund).  A CDSC of 0.50% of the sale price is assessed on redemptions of A Shares of Brown Advisory Intermediate Income Fund that were part of a purchase of $1 million or more and that are liquidated in whole or in part within two years of purchase.

To satisfy a redemption request, the Funds will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Funds will then liquidate shares in the order that they were first purchased until the redemption request is satisfied. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of 1.00% of the offering price of A Shares of each equity fund and a sales commission of 0.50% of the offering price of A Shares of Brown Advisory Intermediate Income Fund.

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 plan under which a Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to the percentage shown below of the average daily net assets of A Shares, as applicable.  Up to 0.25% of average daily net assets of the Fund can be used to pay for shareholder services.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution service or activity designed to retain Fund shareholders.

Choosing a Share Class

A Shares
Brown Advisory Growth Equity Fund	0.50%
Brown Advisory Value Equity Fund	0.50%
Brown Advisory Flexible Value Fund	0.25%
Brown Advisory Small-Cap Growth Fund	0.50%
Brown Cardinal Small Companies Fund	0.50%
Brown Advisory Small-Cap Fundamental Value Fund	0.50%
Brown Advisory Opportunity Fund	0.25%
Brown Advisory Core International Fund	N/A
Brown Advisory Maryland Bond Fund	N/A
Brown Advisory Intermediate Income Fund	0.25%

Because each Fund pays distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Shareholder Service Fees

The Trust has also adopted a Shareholder Service Plan under which the Funds may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

Because each Fund shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Additional Payments to Dealers

In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Advisor or its affiliates may make additional payments (“Additional Payments”) to certain selling or shareholder servicing agents for the Fund, which include broker-dealers.  The Advisor has entered into an arrangement with its affiliated broker/dealer, Brown Advisory Securities, LLC, through which investors may purchase or redeem Fund shares.  Accordingly, the Advisor may, at its own expense, compensate Brown Advisory Securities, LLC a portion of its annual advisory fee paid by a Fund and attributable to Fund assets secured through the sales efforts of Brown Advisory Securities, LLC.  These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.  These Additional Payments, which may be significant, are paid by the Advisor or its affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.  Such payments by such parties may create an incentive for these financial institutions such as Brown Advisory Securities, LLC to recommend that you purchase Fund shares.

In return for these Additional Payments, the Advisor expects to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments.  Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to as “Shelf Space”); access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans.  In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund’s Transfer Agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Choosing a Share Class

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds.  Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Funds’ website www.brownadvisory.com.

Your Account

How to Contact the Funds	General Information
Write to us at:
Brown Advisory Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight address:
Brown Advisory Funds
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI  53202-5207

Telephone us at:
(800) 540-6807 (toll free)

Visit our Web site at:
www.brownadvisory.com

You may purchase shares of a Fund class (including D Shares of Brown Advisory Small-Cap Growth Fund through a distribution reinvestment program established prior to April 25, 2006 for such shares) or sell (redeem) such shares on each weekday that the New York Stock Exchange (“NYSE”) is open.  Under unusual circumstances, a Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate.

You may purchase shares of a Fund class (including D Shares of Brown Advisory Small-Cap Growth Fund through a distribution reinvestment program established prior to April 25, 2006 for such shares) or sell (redeem) such shares at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 106 through 117).

When and How NAV is Determined

A Fund’s share price is known as its NAV.  The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily.  Each Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in proper form (as described below under “How to Purchase Shares”) by the Transfer Agent, or a Financial Intermediary by 4:00 p.m., Eastern time will be processed based on that day’s NAV.  Transaction orders received after 4:00 p.m., Eastern time will be based on the next day’s NAV.  A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The Funds do not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  Fair value determinations may be made as described below under procedures as adopted by the Funds’ Board of Trustees.

Fair Value Pricing. Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.

Your Account – General Information

Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund each invest in the securities of smaller and/or medium companies.  A Fund’s investments in securities of smaller companies or private placements are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.  Similarly, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund invest in foreign securities and are more likely to require a fair value determination because, among other things, most foreign securities markets close before a Fund values its securities.  The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation determination.  If any significant discrepancies are found, a Fund may adjust its fair valuation procedures.

Types of Accounts

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).
• Instructions must be signed by all persons required to sign exactly as their names appear on the account
• Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA • The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities
• Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity
• Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)
• The trust must be established before an account can be opened
● You must supply documentation to substantiate existence of your organization. (i.e., Articles of
    Incorporation/Formation/Organization, Trust Agreements, Partnership Agreement, or other official documents.)
• Remember to include a separate sheet detailing the full name, date of birth, social security number, and permanent street address for all authorized individuals.

Retirement Accounts

You may invest in Fund shares through an IRA account sponsored by the Advisor, including traditional and Roth IRAs.  Each Fund may also be appropriate for other retirement plans.  Before investing in any IRA or other retirement plan, you should consult your tax adviser.  Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Your Account – General Information

Minimum Investments

To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below.  The minimum investment requirements may be waived from time to time.
Minimum Investments	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares(1)
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
A Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A
D Shares (Brown Advisory Small-Cap Growth Fund)
– Closed to New and Additional Purchases	N/A	N/A
(1)
Minimum initial investment for standard accounts, traditional and Roth IRA accounts, accounts with systematic investment plans and qualified retirement plans is $2,000, $1,000, $250 and $0, respectively, for Institutional Shares of Brown Cardinal Small Companies Fund and Brown Advisory Small-Cap Fundamental Value Fund.  There is no additional investment minimum required for Traditional and Roth IRA accounts and qualified retirement plans with respect to Institutional Shares of Brown Cardinal Small Companies Fund and Brown Advisory Small-Cap Fundamental Value Fund.

Your Account

How to Buy Shares

This section explains how you can purchase shares directly from Brown Advisory Funds.  If you’re opening a new account, an account application is available online at www.brownadvisory.com or by calling 800-540-6807.  For Fund shares held through brokerage and other types of accounts, please consult your Financial Intermediary.

Buying Shares	Opening an Account	Adding to an Account
Through a Financial Intermediary	Contact your Financial Intermediary	Contact your Financial Intermediary
By Mail/Check
• Call us, write us or visit www.brownadvisory.com for an
   account application
• Complete the application (and other required documents)
• Mail us your application (and other required documents)
   and a check.
• Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check.
By Wire
• Call us, write us or visit www.brownadvisory.com for an
   account application
• Complete the application (and other required documents)
• Call us to fax or mail us the completed application (and
   other required documents) and we will assign you an
   account number
• Instruct your financial institution to wire your money to
   us
• Call to notify us of your incoming wire • Instruct your financial institution to wire your money to us.
By Telephone and Automatic Investment Plan
• Call us, write us or visit www.brownadvisory.com for an
   account application
• Complete the application (and other required documents)
• Call us to fax or mail us the completed application (and
   other required documents) and we will assign you an
   account number
• We will electronically debit the purchase amount from the
   financial institution account identified on your account
   application.

• Complete the Automatic Investment Plan
   section of the application
• Attach a voided check to your application
• Mail us the completed application and voided
   check
• We will electronically debit the purchase amount
    from the financial institution account identified
    on your account application.

General Notes for Buying Shares

Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s checks in amounts less than $10,000, or traveler’s check).  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

•
Checks for all accounts, including individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Brown Advisory Funds.”  A $25 charge may be imposed on any returned payment; you will also be responsible for any losses suffered by the Fund as a result.

Your Account – How to Buy Shares

•
ACH refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

•	Wires instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Purchase through Financial Intermediaries.  You may buy and sell shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  Your order will be priced based on a Fund’s NAV next computed after it is received by a Financial Intermediary.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  If you transmit your order with these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced based on the Funds’ NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Purchase by Mail.  Follow the instructions outlined in the table above.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposits in the mail or with such services, or receipt at the Transfer Agent’s post office box, do not constitute receipt by the Transfer Agent.

Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile.  Upon receipt of your completed Account Application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.  Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.

For either initial or subsequent investments, prior to sending the wire, please call the Transfer Agent at 1-800-540-6807 to advise of your wire to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Your Account – How to Buy Shares

Instruct your bank to send the wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Brown Advisory Funds, [Insert Fund Name]
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire.  Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  The Funds and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Funds at 1-800-540-6807.

Purchase by Telephone.  If your signed Account Application has been received by the Funds, your account has been open for at least 15 days and unless you declined telephone purchase privileges on your Account Application, you may purchase additional shares in the amount of $100 or more from your bank account upon request by telephoning the Funds toll free at 1-800-540-6807.  You may not make your initial purchase of a Fund’s shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m. Eastern time, shares will be purchased at the appropriate price next calculated.  For security reasons, requests by telephone may be recorded.

Automatic Investment Plan.  For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis.  If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the Account Application or call the Transfer Agent at 1-800-540-6807.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network.  The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date.  A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call 1-800-540-6807 for additional information regarding the Funds’ AIP.

Your Account

How to Sell Shares

Each Fund processes redemption orders received in good order, promptly.  Under normal circumstances, a Fund class will send redemption proceeds to you within 5 business days.  If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.
Selling Shares
Through a Financial Intermediary	• Contact your Financial Intermediary
By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name and class
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a signature guarantee (if required) (See “Signature Guarantee Requirements below”)
• Obtain other documentation (if required)
• Mail us your request and documentation.

By Wire
• Wire redemptions are only available if your redemption is for $2,500 or more and you did not decline wire redemption privileges on your account application
• Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or
• Mail us your request (See “By Mail”).

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
• Redemption proceeds will be:
• Mailed to you or
• Electronically credited to your account at the financial institution identified on your account application.

Systematically
• Complete the systematic withdrawal program section of the application
• Attach a voided check to your application
• Mail us your completed application
• Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application.

General Notes for Selling Shares

In general, orders to sell or “redeem” shares may be placed either directly with the Funds, the Transfer Agent or with your Financial Intermediary.  You may redeem part or all of a Fund’s shares at the next determined NAV after a Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Your Account – How to Sell Shares

Through a Financial Intermediary.  You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds.  For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order by the Financial Intermediary.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

By Mail.  You may redeem Fund shares by simply sending a written request to the Fund.  Please provide the name of the Fund, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all shareholders whose names appear on the account registration.  Redemption requests will not become effective until all documents have been received in good form by the Fund.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Telephone or Wire Redemption.  You may redeem Fund shares by telephone unless you declined telephone redemption privileges on your Account Application.  You may also request telephone redemption privileges after your account is opened by calling the Funds at 1-800-540-6807.  A signature guarantee or a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source will be required of shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  If you have a retirement account, you may not redeem shares by telephone.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “How to Contact the Funds.”  Once a telephone transaction has been placed, it cannot be canceled or modified.

You may redeem up to $100,000 in shares by calling the Funds at 1-800-540-6807 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records.  Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account.  The minimum amount that may be wired is $2,500.  You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Funds will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

Your Account

Systematic Withdrawal Program.  The Funds offer a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter.  Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account.  To start this program, your account must have Fund shares with a value of at least $2,500, and the minimum amount that may be withdrawn each month or quarter is $250.  This program may be terminated or modified by a shareholder or a Fund at any time without charge or penalty.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 1-800-540-6807 for additional information regarding the SWP.

Exchange Privileges

You may exchange your Fund shares of the same class for shares of certain other Brown Advisory Funds.  Be sure to confirm with the Transfer Agent that the Fund into which you exchange is available for sale in your state.  Not all Funds available for exchange may be available for purchase in your state.  Because exchanges are a sale and purchase of shares, they may have tax consequences.

If you exchange the Institutional Shares within 14 days from the date of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions.  See Redemption/Exchange Fee on page 112 for additional information.

Requirements.  You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number).  There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges (See “Tools to Combat Frequent Transaction”).  You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Exchanging Shares
Through a Financial Intermediary	• Contact your Financial Intermediary
By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The names of each fund (and class) you are exchanging
• The dollar amount or number of shares you want to sell (and exchange)
• Open a new account and complete an account application if you are requesting different shareholder privileges
• Mail us your request and documentation.

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which account is registered
• Additional form of identification.

Your Account

Account and Transaction Polices

Redemption/Exchange Fee.  The sale of Institutional Shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged within 14 days from the date of purchase.  The Fund uses the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.  The redemption/exchange fee is charged for the benefit of its long-term shareholders and is deducted from your proceeds and retained by the Fund to help offset transaction costs.  Each Fund reserves the right to waive redemption/exchange fees, withdraw exceptions, or otherwise modify the terms of the redemption/exchange fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee.  The following redemptions are exempt from application of the redemption fee:

•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name

•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

•	Redemptions of shares purchased through a dividend reinvestment program

•	Redemptions pursuant to the Funds’ systematic programs

•	Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code (“IRC”), and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.

Although the Funds have the goal of applying this redemption/exchange fee to most redemptions of shares held for less than 14 days, the Funds may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Funds with information relating to its customers investing in a Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.  In addition, because the Funds are required to rely on information provided by the Financial Intermediary as to the applicable redemption/exchange fee, the Funds cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

Tools to Combat Frequent Transactions.  The Funds are intended for long-term investors and do not accommodate frequent transactions.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of a Fund’s shareholders.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  In addition, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices.  These steps may include, among other things, the imposition of redemption fees, if necessary, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board when the Advisor determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

Your Account – Account and Transaction Policies

In an effort to discourage abusive trading practices and minimize harm to a Fund and its shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Funds) and without prior notice.  The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect a Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Proceeds.  Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request.  If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application.  When proceeds are sent via the ACH network, the funds are usually available in your bank account in 2-3 business days.

Check Clearance.  The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears.  If the check does not clear, you will be responsible for any losses suffered by the relevant Fund as well as a $25 service charge imposed by the Transfer Agent.  This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions.  We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Your Account – Account and Transaction Policies

Signature Guarantees.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  A signature guarantee of each owner is required in the following situations:

•	For all redemption requests in excess of $100,000;

•	If a change of address request has been received by the Transfer Agent within the last 30 days;

•	If ownership has changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	For written requests to wire redemption proceeds (if not previously authorized on the account); and

In addition to the situations described above, a Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Customer Identification Program.  Please note that, in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Transfer Agent may not be able to open your account.  Please contact the Transfer Agent at 1-800-540-6807 if you need additional assistance when completing your application.  If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, each Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action they deem reasonable or required by law.

No Certificates.  The Funds do not issue share certificates.

Right to Reject Purchases.  Each Fund reserves the right to reject any purchase in whole or in part.  We may cease taking purchase orders for a Fund at any time when we believe that it is in the best interest of our current shareholders.  The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of a Fund for the short-term when the markets are highly volatile.

Redemption In-Kind.  The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”).  It is not expected that a Fund would do so except during unusual market conditions.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Your Account – Account and Transaction Policies

Small Accounts.  To reduce our expenses, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to A Shares, the Fund may ask you to increase your balance.  If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares, the applicable Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.  There are no minimum balance requirements for Qualified Retirement Accounts.  With respect to D Shares of Brown Advisory Small-Cap Growth Fund, if your account falls below $500, the Fund may close your account and send you the proceeds upon 60 days’ notice.

Householding.  In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the Transfer Agent toll free at 1-800-540-6807  to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Confirmations.  If you purchase shares directly from any Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction.  Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

Portfolio Holdings.  A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI.

Policy on Prohibition of Foreign Shareholders.  Shares of the Funds have not been registered for sale outside of the United States.  Accordingly, the Funds require that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Funds.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  The Funds reserve the right to close the account within 5 business days if clarifying information or documentation is not received.

Canceled or Failed Payments.  Each Fund accepts checks and ACH transfers at full value subject to collection.  If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification.  You will be responsible for any actual losses or expenses incurred by a Fund or the Transfer Agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement.  Each Fund and its agents have the right to reject or cancel any purchase or exchange (purchase side only) due to nonpayment.

Lost Accounts.  The Transfer Agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address.  When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Distributions and Taxes

Distributions

Each Fund declares distributions from net investment income at least quarterly (at least annually for Brown Advisory Small-Cap Fundamental Value Fund).  Any net capital gain realized by the Funds will be distributed at least annually.  A Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions of each Fund (including distributions from D Shares of Brown Advisory Small-Cap Growth Fund) are reinvested in additional shares, unless you choose one of the following options:

(1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares;
(2) receive all distributions in cash; or
(3) reinvest dividends in additional Fund shares while receiving capital gain distributions in cash.

For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.  Shares become entitled to receive distributions on the day after the shares are issued.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  A Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  A Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to certain state and local taxes.  Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) through 2010.  A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by a Fund and the shareholder.  To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.  A Fund’s distributions of dividends that it receives from REITs generally do not constitute “qualified dividend income.”

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

Distributions and Taxes

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain.  Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information or certification.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, a Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

Additional Tax Matters — Brown Advisory Maryland Bond Fund.  It is anticipated that substantially all of the Fund’s net income will be exempt from Federal and Maryland state income taxes.

Generally, you are not subject to Federal income tax on the Fund’s distributions of its tax-exempt interest income other than the Federal alternative minimum tax (“AMT”). Distributions from the Fund’s net investment income from other sources and net short-term capital gain, if any, generally will be taxable to you as ordinary income.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Index Descriptions

The Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate Aggregate Bond Index), is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of less than 10 years.

The Barclays 1-10 Year Blended Municipal Bond Index (formerly Lehman Brother’s 1-10 Year Blended Municipal Bond Index) is a market index published by Barclays of high quality, domestic fixed income securities with maturities of less than 10 years.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  As of June 2008 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  The MSCI EAFE Index is unmanaged and reflects reinvestments of all dividends paid by stocks included in the index net of foreign withholding taxes applicable to U.S. investors.  Unlike the performance figures of the Fund, the MSCI EAFE Index’s performance does not reflect the effect of fees, expenses or taxes.

The Russell 1000® Growth Index consists of stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market.

The Russell 1000® Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values.  The Russell 2000®  Index measures the performance of the smallest 2,000 companies in the Russell 3000® Index and represents approximately 8% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market.

The S&P 500® Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 years or for the period of a Fund’s operations if less than 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions.  The information presented in the table below for the year ended May 31, 2009 has been audited by BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.  Prior to May 31, 2009, the information in the tables below was audited by the Funds’ previous independent registered public accounting firm.  The financial information for Institutional Shares of Brown Advisory Opportunity Fund for periods prior to December 30, 2005 is that of The Nevis Fund, Inc., which was audited by other auditors.  All financial information shown below represents the financial information of the Predecessor Funds when they were series of Forum Funds. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

Financial Highlights

Brown Advisory Growth Equity Fund

INSTITUTIONAL SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$7.83	$10.66	$10.87	$8.97	$8.50	$8.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.02)	(0.03)	(0.04)	(0.02)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	1.96	(2.77)	(0.17)	1.92	0.48	0.17
Total from investment operations	1.94	(2.80)	(0.21)	1.90	0.47	0.20

DISTRIBUTIONS
From net investment income	—	—	—	—	—	(0.03)
From net realized gain	—	(0.03)	—	—	—	—
From return of capital	—	—	—	—	—	—
Total distributions to shareholders	—	(0.03)	—	—	—	(0.03)
Redemption fees(a)	—(f)	—	—	—	—	—
Net asset value, end of period	$9.77	$7.83	$10.66	$10.87	$8.97	$8.50
Total return(b) (c)	24.62%	(26.26)%	(1.93)%	21.18%	5.53%	2.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$78,380	$52,792	$69,738	$71,355	$52,938	$44,288

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	(0.51)%	(0.42)%	(0.41)%	(0.25)%	(0.13)%	0.41%
Net expenses(d)	1.14%	1.13%	1.06%	1.09%	1.09%	0.98%
Gross expenses(d) (e)	1.14%	1.13%	1.06%	1.09%	1.11%	1.09%

Portfolio turnover rate(c)	14%	70%	56%	29%	38%	40%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Less than $0.01 per share.

Financial Highlights

Brown Advisory Growth Equity Fund

A SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006(f)

Net asset value, beginning of period	$7.72	$10.55	$10.83	$8.98	$8.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.04)	(0.07)	(0.10)	(0.08)	—(g)
Net realized and unrealized gain (loss) on investments	1.93	(2.73)	(0.18)	1.93	0.04
Total from investment operations	1.89	(2.80)	(0.28)	1.85	0.04

DISTRIBUTIONS
From net investment income	—	—	—	—	—
From net realized gain	—	(0.03)	—	—	—
From return of capital	—	—	—	—	—
Total distributions to shareholders	—	(0.03)	—	—	—
Redemption fees(a)	—	—	—	—	—
Net asset value, end of period	$9.61	$7.72	$10.55	$10.83	$8.98
Total return(b) (c)	24.32%	(26.54)%	(2.59)%	20.60%	0.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$5,811	$4,755	$5,645	$3,988	$1,825

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	(0.97)%	(0.89)%	(0.96)%	(0.77)%	(0.51)%
Net expenses(d)	1.59%	1.60%	1.60%	1.60%	1.49%
Gross expenses(d) (e)	1.60%	1.66%	1.67%	2.07%	7.00%

Portfolio turnover rate(c)	14%	70%	56%	29%	38%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Class A shares of the Fund commenced operations on April 25, 2006.
(g)	Less than $0.01 per share.

Financial Highlights

Brown Advisory Value Equity Fund

INSTITUTIONAL SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.34	$13.07	$16.03	$13.69	$13.66	$13.44

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.08	0.20	0.19	0.20	0.21	0.14
Net realized and unrealized gain (loss) on investments	2.13	(4.72)	(1.98)	2.85	0.88	1.00
Total from investment operations	2.21	(4.52)	(1.79)	3.05	1.09	1.14

DISTRIBUTIONS
From net investment income	(0.12)	(0.21)	(0.20)	(0.20)	(0.17)	(0.12)
From net realized gain	—	—	(0.97)	(0.51)	(0.89)	(0.80)
From return of capital	—	—	—	—	—	—
Total distributions to shareholders	(0.12)	(0.21)	(1.17)	(0.71)	(1.06)	(0.92)
Redemption fees(a)	—(f)	—	—	—	—	—
Net asset value, end of period	$10.43	$8.34	$13.07	$16.03	$13.69	$13.66
Total return(b) (c)	26.68%	(34.73)%	(11.60)%	22.85%	8.26%	8.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$142,147	$109,188	$196,954	$216,826	$158,306	$133,454

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	1.74%	2.17%	1.33%	1.38%	1.51%	1.04%
Net expenses(d)	1.05%	1.06%	0.97%	0.99%	0.99%	0.99%
Gross expenses(d) (e)	1.05%	1.06%	0.97%	0.99%	0.99%	1.03%

Portfolio turnover rate(c)	32%	108%	47%	39%	75%	78%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Less than $0.01 per share.

Financial Highlights

Brown Advisory Value Equity Fund

A SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006(f)

Net asset value, beginning of period	$8.37	$13.11	$16.05	$13.68	$13.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.06	0.16	0.11	0.12	0.05
Net realized and unrealized gain (loss) on investments	2.15	(4.74)	(2.00)	2.85	(0.33)
Total from investment operations	2.21	(4.58)	(1.89)	2.97	(0.28)

DISTRIBUTIONS
From net investment income	(0.10)	(0.16)	(0.08)	(0.09)	—
From net realized gain	—	—	(0.97)	(0.51)	—
From return of capital	—	—	—	—	—
Total distributions to shareholders	(0.10)	(0.16)	(1.05)	(0.60)	—
Redemption fees(a)	—	—	—	—	—
Net asset value, end of period	$10.48	$8.37	$13.11	$16.05	$13.68
Total return(b) (c)	26.54%	(35.04)%	(12.15)%	22.14%	(2.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$6,407	$5,116	$6,958	$5,711	$2,120

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	1.27%	1.67%	0.75%	0.81%	4.11%
Net expenses(d)	1.51%	1.58%	1.56%	1.60%	1.56%
Gross expenses(d) (e)	1.51%	1.58%	1.56%	1.86%	4.84%

Portfolio turnover rate(c)	32%	108%	47%	39%	75%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Class A shares of the Fund commenced operations on April 25, 2006.

Financial Highlights

Brown Advisory Flexible Value Fund

INSTITUTIONAL SHARES
	Period Ended	Period Ended	Year Ended	Period Ended
	November 30, 2009 (unaudited)	May 31, 2009(h)	October 31, 2008	October 31, 2007(f)

Net asset value, beginning of period	$6.16	$6.14	$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.02	0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.46	0.02	(4.20)	0.38
Total from investment operations	1.48	0.05	(4.16)	0.39

DISTRIBUTIONS
From net investment income	(0.02)	(0.03)	(0.05)	(0.01)
From net realized gain	—	—	(0.03)	—
From return of capital	—	—(g)	—	—
Total distributions to shareholders	(0.02)	(0.03)	(0.08)	(0.01)
Redemption fees(a)	—	—	—	—
Net asset value, end of period	$7.62	$6.16	$6.14	$10.38
Total return(b) (c)	24.06%	0.88%	(40.37)%	3.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$15,963	$12,416	$16,379	$12,997

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	0.47%	1.06%	0.46%	0.12%
Net expenses(d)	1.10%	1.14%	1.10%	1.10%
Gross expenses(d) (e)	1.62%	2.18%	3.07%	5.06%

Portfolio turnover rate(c)	13%	16%	27%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Institutional Class shares of the Fund commenced operations on November 30, 2006.
(g)	Less than $0.01 per share.
(h)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to May 31, 2009.

Financial Highlights

Brown Advisory Flexible Value Fund

A SHARES
	Period Ended	Period Ended	Year Ended	Period Ended
	November 30, 2009 (unaudited)	May 31, 2009(h)	October 31, 2008	October 31, 2007(f)

Net asset value, beginning of period	$6.17	$6.14	$10.36	$10.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.01	0.02	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	1.45	0.01	(4.21)	(0.03)
Total from investment operations	1.46	0.03	(4.19)	(0.05)

DISTRIBUTIONS
From net investment income	(0.01)	—(g)	—	—
From net realized gain	—	—	(0.03)	—
From return of capital	—	—(g)	—	—
Total distributions to shareholders	(0.01)	—(g)	(0.03)	—
Redemption fees(a)	—	—	—	—
Net asset value, end of period	$7.62	$6.17	$6.14	$10.36
Total return(b) (c)	23.71%	0.55%	(40.55)%	(0.48)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$1,237	$1,005	$1,080	$951

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	0.22%	0.79%	0.24%	(0.17)%
Net expenses(d)	1.35%	1.42%	1.35%	1.35%
Gross expenses(d) (e)	1.87%	2.70%	4.32%	12.67%

Portfolio turnover rate(c)	13%	16%	27%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Class A shares of the Fund commenced operations on January 24, 2007.
(g)	Less than $0.01 per share.
(h)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to May 31, 2009.

Financial Highlights

Brown Advisory Small-Cap Growth Fund

INSTITUTIONAL SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.47	$13.17	$13.92	$11.38	$10.32	$10.11

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.05)	(0.09)	(0.12)	(0.08)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	1.78	(4.25)	0.39	2.62	1.17	0.33
Total from investment operations	1.73	(4.34)	0.27	2.54	1.06	0.21

DISTRIBUTIONS
From net investment income	—	—	—	—	—	—
From net realized gain	—	(0.36)	(1.02)	—	—	—
From return of capital	—	—	—	—	—	—
Total distributions to shareholders	—	(0.36)	(1.02)	—	—	—
Redemption fees(a)	—(f)	—	—	—	—	—(f)
Net asset value, end of period	$10.20	$8.47	$13.17	$13.92	$11.38	$10.32
Total return(b) (c)	20.28%	(32.47)%	1.87%	22.32%	10.27%	2.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$130,992	$95,007	$158,648	$147,362	$122,211	$106,643

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	(1.06)%	(0.96)%	(0.94)%	(0.68)%	(1.01)%	(1.19)%
Net expenses(d)	1.35%	1.35%	1.25%	1.27%	1.25%	1.23%
Gross expenses(d) (e)	1.35%	1.35%	1.25%	1.27%	1.26%	1.25%

Portfolio turnover rate(c)	32%	90%	81%	65%	80%	22%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Less than $0.01 per share.

Financial Highlights

Brown Advisory Small-Cap Growth Fund

A SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006(f)

Net asset value, beginning of period	$8.32	$12.99	$13.83	$11.37	$12.11

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.07)	(0.13)	(0.20)	(0.14)	(0.02)
Net realized and unrealized gain (loss) on investments	1.74	(4.18)	0.38	2.60	(0.72)
Total from investment operations	1.67	(4.31)	0.18	2.46	(0.74)

DISTRIBUTIONS
From net investment income	—	—	—	—	—
From net realized gain	—	(0.36)	(1.02)	—	—
From return of capital	—	—	—	—	—
Total distributions to shareholders	—	(0.36)	(1.02)	—	—
Redemption fees(a)	—	—	—	—	—
Net asset value, end of period	$9.99	$8.32	$12.99	$13.83	$11.37
Total return(b) (c)	20.07%	(32.69)%	1.21%	21.64%	(6.11)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$3,478	$2,615	$3,553	$1,160	$370

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	(1.52)%	(1.46)%	(1.55)%	(1.12)%	(1.55)%
Net expenses(d)	1.81%	1.85%	1.85%	1.85%	1.80%
Gross expenses(d) (e)	1.81%	1.93%	2.07%	5.11%	11.69%

Portfolio turnover rate(c)	32%	90%	81%	65%	80%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)
Class A shares of the Fund commenced operations on April 25, 2006.  On April 25, 2006, all issued and outstanding Small-Cap Growth Fund A Shares were renamed as D Shares and the Fund began offering newly created A Shares.  As of the same date, the Fund ceased the public offering of D Shares.  This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program).

Financial Highlights

Brown Advisory Small-Cap Growth Fund

D SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006	2005(f)

Net asset value, beginning of period	$16.64	$25.32	$25.93	$21.28	$19.38	$19.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.12)	(0.23)	(0.32)	(0.24)	(0.31)	(0.28)
Net realized and unrealized gain (loss) on investments	3.49	(8.09)	0.73	4.89	2.21	0.57
Total from investment operations	3.37	(8.32)	0.41	4.65	1.90	0.29

DISTRIBUTIONS
From net investment income	—	—	—	—	—	—
From net realized gain	—	(0.36)	(1.02)	—	—	—
From return of capital	—	—	—	—	—	—
Total distributions to shareholders	—	(0.36)	(1.02)	—	—	—
Redemption fees(a)	—	—	—	—	—	—(g)
Net asset value, end of period	$20.01	$16.64	$25.32	$25.93	$21.28	$19.38
Total return(b) (c)	20.25%	(32.61)%	1.50%	21.85%	9.80%	1.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$7,738	$6,931	$12,387	$13,845	$13,982	$15,281

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	(1.27)%	(1.26)%	(1.29)%	(1.06)%	(1.44)%	(1.49)%
Net expenses(d)	1.56%	1.65%	1.59%	1.63%	1.68%	1.53%
Gross expenses(d) (e)	1.56%	1.65%	1.59%	1.63%	1.69%	1.80%

Portfolio turnover rate(c)	32%	90%	81%	65%	80%	22%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)
Class A shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.  As of the same date, the Fund ceased the public offering of D Shares.  This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program).

(g)	Less than $0.01 per share.

Financial Highlights

Brown Cardinal Small Companies Fund

INSTITUTIONAL SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006(f)	2005(f)

Net asset value, beginning of period	$8.31	$12.07	$15.72	$14.09	$13.08	$11.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.01	(0.01)	(0.03)	0.12	0.07	0.07
Net realized and unrealized gain (loss) on investments	1.12	(3.47)	(2.25)	2.30	1.94	2.07
Total from investment operations	1.13	(3.48)	(2.28)	2.42	2.01	2.14

DISTRIBUTIONS
From net investment income	(0.01)	—	(0.02)	(0.08)	(0.09)	(0.06)
From net realized gain	—	(0.28)	(1.35)	(0.71)	(0.91)	(0.31)
From return of capital	—	—(g)	—	—	—	—
Total distributions to shareholders	(0.01)	(0.28)	(1.37)	(0.79)	(1.00)	(0.37)
Redemption fees(a)	—	—	—	—	—(g)	—
Net asset value, end of period	$9.43	$8.31	$12.07	$15.72	$14.09	$13.08
Total return(b) (c)	13.57%	(28.52)%	(14.97)%	17.71%	15.79%	19.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$65,754	$58,583	$122,737	$145,656	$113,999	$85,004

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	0.13%	(0.09)%	(0.25)%	0.86%	0.50%	0.58%
Net expenses(d)	1.38%	1.37%	1.26%	1.27%	1.26%	1.23%
Gross expenses(d) (e)	1.38%	1.37%	1.27%	1.27%	1.28%	1.35%

Portfolio turnover rate(c)	33%	76%	65%	58%	48%	57%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Shares issued and outstanding as of April 25, 2006 were reclassified as Institutional Shares.
(g)	Less than $0.01 per share.

Financial Highlights

Brown Cardinal Small Companies Fund

A SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006(f)

Net asset value, beginning of period	$8.20	$11.98	$15.67	$14.08	$14.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.02)(h)	(0.05)	(0.11)	0.04	—(g)
Net realized and unrealized gain (loss) on investments	1.11	(3.45)	(2.23)	2.28	(0.86)
Total from investment operations	1.09	(3.50)	(2.34)	2.32	(0.86)

DISTRIBUTIONS
From net investment income	—(g)	—	—	(0.02)	—
From net realized gain	—	(0.28)	(1.35)	(0.71)	—
From return of capital	—	—	—	—	—
Total distributions to shareholders	—(g)	(0.28)	(1.35)	(0.73)	—
Redemption fees(a)	—	—	—	—	—(g)
Net asset value, end of period	$9.29	$8.20	$11.98	$15.67	$14.08
Total return(b) (c)	13.30%	(28.94)%	(15.39)%	16.96%	(5.76)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$474	$431	$781	$873	$182

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	(0.34)%	(0.57)%	(0.84)%	0.30%	(0.29)%
Net expenses(d)	1.84%	1.85%	1.85%	1.85%	1.80%
Gross expenses(d) (e)	1.86%	2.38%	2.55%	5.22%	41.84%

Portfolio turnover rate(c)	33%	76%	65%	58%	48%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Class A shares of the Fund commenced operations on April 25, 2006.
(g)	Less than $0.01 per share.
(h)
The amount shown for the year, for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Financial Highlights

Brown Advisory Small-Cap Fundamental Value Fund

INSTITUTIONAL SHARES
	Period Ended	Year Ended
	November 30, 2009 (unaudited)	May 31, 2009(f)

Net asset value, beginning of period	$10.48	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.51	0.50
Total from investment operations	1.50	0.49

DISTRIBUTIONS
From net investment income	(0.01)	—
From net realized gain	—	—
From return of capital	—	(0.01)
Total distributions to shareholders	(0.01)	(0.01)
Redemption fees(a)	—	—
Net asset value, end of period	$11.97	$10.48
Total return(b) (c)	14.30%	4.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$24,979	$14,620

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	(0.21)%	(0.22)%
Net expenses(d)	1.50%	1.50%
Gross expenses(d) (e)	1.69%	2.91%

Portfolio turnover rate(c)	48%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Institutional Class shares of the Fund commenced operations on December 31, 2008.

Financial Highlights

Brown Advisory Opportunity Fund

INSTITUTIONAL SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006	2005(f)

Net asset value, beginning of period	$9.40	$15.10	$15.38	$12.55	$12.39	$12.49

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(0.02)	(0.10)	(0.14)	(0.06)	(0.16)	(0.16)
Net realized and unrealized gain (loss) on investments	1.88	(5.60)	(0.14)	2.89	0.32	0.06(h)
Total from investment operations	1.86	(5.70)	(0.28)	2.83	0.16	(0.10)

DISTRIBUTIONS
From net investment income	—	—	—	—	—	—
From net realized gain	—	—	—	—	—	—
From return of capital	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	—	—	—
Redemption fees(a)	—	—	—(g)	—	—	—(g)
Net asset value, end of period	$11.26	$9.40	$15.10	$15.38	$12.55	$12.39
Total return(b) (c)	19.79%	(37.75)%	(1.82)%	22.55%	1.29%(i)	(0.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$17,155	$16,537	$29,740	$17,903	$18,650	$20,442

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	(0.35)%	(0.96)%	(0.91)%	(0.45)%	(1.15)%	(1.31)%
Net expenses(d)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Gross expenses(d) (e)	1.74%	1.67%	1.70%	1.97%	1.75%	1.50%

Portfolio turnover rate(c)	8%	151%	131%	118%	96%	16%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Financial information is that of the Predecessor Fund.
(g)	Less than $0.01 per share.
(h)
The amount shown for the year, for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(i)
The Fund’s total return calculation includes a reimbursement by an affiliate.  Excluding the effect of this payment from the Fund’s ending net assets value per share, total return for the year ended May 31, 2006, would have been (1.67%).

Financial Highlights

Brown Advisory Core International Fund

INSTITUTIONAL SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.25	$15.39	$17.69	$15.60	$12.92	$13.69

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.03	0.14	0.39	0.20	0.15	0.21
Net realized and unrealized gain (loss) on investments	0.94	(7.16)	(0.51)	2.63	3.35	1.34
Total from investment operations	0.97	(7.02)	(0.12)	2.83	3.50	1.55

DISTRIBUTIONS
From net investment income	(0.08)	(0.26)	(0.36)	(0.16)	(0.13)	(0.19)
From net realized gain	—	(2.86)	(1.82)	(0.58)	(0.69)	(2.13)
From return of capital	—	—	—	—	—	—
Total distributions to shareholders	(0.08)	(3.12)	(2.18)	(0.74)	(0.82)	(2.32)
Redemption fees(a)	—(f)	—	—	—	—	—
Net asset value, end of period	$6.14	$5.25	$15.39	$17.69	$15.60	$12.92
Total return(b) (c)	18.55%	(44.96)%	(1.34)%	18.62%	27.89%	11.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$109,825	$108,872	$336,143	$353,177	$287,710	$195,690

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	1.06%	1.79%	2.41%	1.24%	1.06%	1.56%
Net expenses(d)	1.46%	1.40%	1.26%	1.24%	1.31%	1.33%
Gross expenses(d) (e)	1.46%	1.40%	1.26%	1.24%	1.31%	1.36%

Portfolio turnover rate(c)	30%	64%	124%	33%	35%	78%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Less than $0.01 per share.

Financial Highlights

Brown Advisory Maryland Bond Fund

INSTITUTIONAL SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.62	$10.42	$10.29	$10.28	$10.51	$10.44

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.12	0.31	0.37	0.32	0.29	0.30
Net realized and unrealized gain (loss) on investments	0.16	0.21	0.13	0.01	(0.23)	0.07
Total from investment operations	0.28	0.52	0.50	0.33	0.06	0.37

DISTRIBUTIONS
From net investment income	(0.12)	(0.32)	(0.37)	(0.32)	(0.29)	(0.30)
From net realized gain	—	—	—	—	—	—(f)
From return of capital	—	—	—	—	—	—
Total distributions to shareholders	(0.12)	(0.32)	(0.37)	(0.32)	(0.29)	(0.30)
Redemption fees(a)	—(f)	—(f)	—	—	—	—
Net asset value, end of period	$10.78	$10.62	$10.42	$10.29	$10.28	$10.51
Total return(b) (c)	2.69%	5.06%	4.93%	3.21%	0.65%	3.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$180,261	$170,970	$94,001	$92,409	$82,118	$73,981

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	2.31%	2.93%	3.55%	3.06%	2.83%	2.80%
Net expenses(d)	0.64%	0.46%	0.27%	0.71%	0.80%	0.75%
Gross expenses(d) (e)	0.64%	0.70%	0.77%	0.80%	0.80%	0.81%

Portfolio turnover rate(c)	4%	9%	10%	6%	8%	5%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Less than $0.01 per share.

Financial Highlights

Brown Advisory Intermediate Income Fund

INSTITUTIONAL SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.76	$10.76	$10.46	$10.36	$10.76	$10.71

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.19	0.42	0.49	0.47	0.43	0.41
Net realized and unrealized gain (loss) on investments	0.39	0.02	0.35	0.11	(0.39)	0.06
Total from investment operations	0.58	0.44	0.84	0.58	0.04	0.47

DISTRIBUTIONS
From net investment income	(0.21)	(0.42)	(0.54)	(0.48)	(0.44)	(0.42)
From net realized gain	—	(0.02)	—	—	—	—
From return of capital	—	—	—	—	—	—
Total distributions to shareholders	(0.21)	(0.44)	(0.54)	(0.48)	(0.44)	(0.42)
Redemption fees(a)	—(f)	—(f)	—(f)	—	—(f)	—
Net asset value, end of period	$11.13	$10.76	$10.76	$10.46	$10.36	$10.76
Total return(b) (c)	5.40%	4.24%	7.70%	5.72%	0.42%	4.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$258,175	$190,708	$142,412	$128,463	$111,564	$96,484

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	3.55%	3.97%	4.54%	4.46%	4.09%	3.77%
Net expenses(d)	0.63%	0.63%	0.58%	0.60%	0.60%	0.60%
Gross expenses(d) (e)	0.63%	0.63%	0.58%	0.60%	0.61%	0.64%

Portfolio turnover rate(c)	11%	32%	56%	25%	33%	39%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Less than $0.01 per share.

Financial Highlights

Brown Advisory Intermediate Income Fund

A SHARES
	Period Ended	Year Ended May 31,
	November 30, 2009 (unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.59	$10.60	$10.28	$10.19	$10.59	$10.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.18	0.39	0.45	0.43	0.39	0.37
Net realized and unrealized gain (loss) on investments	0.38	0.02	0.35	0.11	(0.38)	0.06
Total from investment operations	0.56	0.41	0.80	0.54	0.01	0.43

DISTRIBUTIONS
From net investment income	(0.20)	(0.40)	(0.48)	(0.45)	(0.41)	(0.39)
From net realized gain	—	(0.02)	—	—	—	—
From return of capital	—	—	—	—	—	—
Total distributions to shareholders	(0.20)	(0.42)	(0.48)	(0.45)	(0.41)	(0.39)
Redemption fees(a)	—	—	—	—	—	—
Net asset value, end of period	$10.95	$10.59	$10.60	$10.28	$10.19	$10.59
Total return(b) (c)	5.29%	3.97%	7.47%	5.39%	0.06%	4.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (000’s omitted)	$31,033	$28,090	$23,519	$18,428	$15,525	$16,823

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Net investment income (loss)(d)	3.35%	3.73%	4.25%	4.16%	3.71%	3.48%
Net expenses(d)	0.84%	0.87%	0.86%	0.90%	0.97%	0.88%
Gross expenses(d) (e)	0.84%	0.87%	0.86%	0.90%	0.97%	1.07%

Portfolio turnover rate(c)	11%	32%	56%	25%	33%	39%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

BROWN ADVISORY GROWTH EQUITY FUND Institutional Shares A Shares	BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND Institutional Shares A Shares
BROWN ADVISORY VALUE EQUITY FUND Institutional Shares A Shares	BROWN ADVISORY OPPORTUNITY FUND Institutional Shares A Shares
BROWN ADVISORY FLEXIBLE VALUE FUND Institutional Shares A Shares	BROWN ADVISORY CORE INTERNATIONAL FUND Institutional Shares
BROWN ADVISORY SMALL-CAP GROWTH FUND Institutional Shares A Shares D Shares	BROWN ADVISORY MARYLAND BOND FUND Institutional Shares
BROWN CARDINAL SMALL COMPANIES FUND Institutional Shares A Shares	BROWN ADVISORY INTERMEDIATE INCOME FUND Institutional Shares A Shares

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about each Fund’s investments is available in each Fund’s annual/semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the Prospectus, SAI and annual/semi-annual reports or other information by visiting the Advisor’s website at www.brownadvisory.com or by contacting the Funds at:

Brown Advisory Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800-540-6807 (toll free)

Securities and Exchange Commission Information

You can also review each Fund’s annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by visiting the SEC’s website www.sec.gov or e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549
E-mail address: publicinfo@sec.gov

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207
Investment Company Act File No. 811-05037

STATEMENT OF ADDITIONAL INFORMATION

BROWN ADVISORY FUNDS
April 12, 2010

Investment Advisor:

Brown Investment Advisory
Incorporated
901 S. Bond Street
Suite 400
Baltimore, MD 21231

Account Information and Shareholder Services:

Brown Advisory Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

Brown Advisory Growth Equity Fund Institutional Shares (BIAGX) A Shares (BAGAX)	Brown Advisory Value Equity Fund Institutional Shares (BIAVX) A Shares (BAVAX)
Brown Advisory Flexible Value Fund Institutional Shares (BIAFX) A Shares (BAFVX)	Brown Advisory Small-Cap Growth Fund Institutional Shares (BIASX) A Shares (BASAX) D Shares (BIAAX)
Brown Cardinal Small Companies Fund Institutional Shares (BIACX) A Shares (BASVX)	Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares (BIAUX) A Shares
Brown Advisory Opportunity Fund Institutional Shares (BIAOX) A Shares	Brown Advisory Core International Fund Institutional Shares (BIANX)
Brown Advisory Maryland Bond Fund Institutional Shares (BIAMX)	Brown Advisory Intermediate Income Fund Institutional Shares (BIAIX) A Shares (BIATX)

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus dated April 12, 2010, as may be amended from time to time, offering shares of the Brown Advisory Growth Equity Fund (Institutional and A Shares), Brown Advisory Value Equity Fund (Institutional and A Shares), Brown Advisory Flexible Value Fund (Institutional and A Shares), Brown Advisory Small-Cap Growth Fund (Institutional, A Shares and D Shares), Brown Cardinal Small Companies Fund (Institutional and A Shares), Brown Advisory Small-Cap Fundamental Value Fund (Institutional and A Shares), Brown Advisory Opportunity Fund (Institutional and A Shares), Brown Advisory Core International Fund (Institutional Shares), Brown Advisory Maryland Bond Fund (Institutional Shares) and Brown Advisory Intermediate Income Fund (Institutional and A Shares), each a series of Professionally Managed Portfolios, a registered, open-end management investment company (the “Trust”).  D Shares of Brown Advisory Small-Cap Growth Fund, A Shares of the Brown Advisory Small-Cap Fundamental Value Fund and A Shares of Brown Advisory Opportunity Fund are not publicly offered.  This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  You may obtain the Prospectus without charge by contacting U.S. Bancorp Fund Services, LLC at the address or telephone number listed above or by visiting the Funds’ website at www.brownadvisory.com.

Financial Statements for the Fund for the fiscal year ended May 31, 2009, included in the Annual Report to shareholders, are incorporated into this SAI by reference.  Copies of the Annual Report may be obtained, without charge, upon request by contacting U.S. Bancorp Fund Services, LLC at the address or telephone number listed above.

GLOSSARY

As used in this SAI, the following terms have the meanings listed:

“Accountant” means U.S. Bancorp Fund Services, LLC.

“Administrator” means U.S. Bancorp Fund Services, LLC.

“Advisor” means Brown Investment Advisory Incorporated, the Funds’ investment advisor.

“Board” means the Board of Trustees of the Trust.

“Bond Fund” means each of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.

“CFTC” means Commodities Future Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended the rules thereunder, IRS interpretations and any private letter rulings or similar authority upon which the Funds may rely.

“Custodian” means U.S. Bank National Association.

“Distributor” means Quasar Distributors, LLC.

“Equity Fund” means each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund.

“Fund” means each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Sub-Advisor” means Munder Capital Management in regard to Brown Advisory Core International Fund and Cardinal Capital Management, LLC in regard to Brown Cardinal Small Companies Fund.

“Transfer Agent” means U.S. Bancorp Fund Services, LLC.

“Trust” means Professionally Managed Portfolios.

“U.S.” means United States.

“USBFS” means U.S. Bancorp Fund Services, LLC

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and including rules and resolutions as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and regulations SEC interpretations and any exemptive order applicable to the Funds or interpretive relief promulgated thereunder.

1

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987, and is registered with the SEC as an open-end management investment company.  Prior to May of 1991, the Trust was known as the Avondale Investment Trust.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Funds.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

Fund History

The Funds are each diversified series of the Trust except the Brown Advisory Maryland Bond Fund, which is a non-diversified series of the Trust. Please see the Prospectus for a discussion of the principal investment policies and risks of investing in each Fund.

On November 18, 2002, the Board of Trustees of Forum Funds changed the name of BrownIA Small-Cap Growth Fund to Brown Advisory Small-Cap Growth Fund and the name of BrownIA Growth Equity Fund to Brown Advisory Growth Equity Fund.

2

On September 20, 2002, Short-Intermediate Income Fund, Inc. (the “Predecessor Fund”) reorganized with and into Brown Advisory Intermediate Income Fund. The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance and financial information of the Fund’s Institutional and A Shares for periods prior to September 20, 2002 is that of the Institutional and A Shares, respectively, of the Predecessor Fund.
Effective November 18, 2002, the Fund changed its name from BrownIA Intermediate Bond Fund to Brown Advisory Intermediate Bond Fund. Effective April 30, 2004, the Fund changed its name from Brown Advisory Intermediate Bond Fund to Brown Advisory Intermediate Income Fund.

On December 30, 2005, The Nevis Fund, Inc. (the “Nevis Predecessor Fund”), a registered investment company, reorganized with and into the Brown Advisory Opportunity Fund. The Nevis Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance and financial information of the Fund’s Institutional Shares for periods prior to December 30, 2005 is that of the Nevis Predecessor Fund.

Effective April 25, 2006, A Shares of Brown Advisory Small-Cap Growth Fund issued and outstanding as of that date were renamed D Shares. As of that same date, a new A Shares class of Brown Advisory Small-Cap Growth Fund commenced operation and the Fund ceased the public offering of the newly re-named D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional shares.

On November 15, 2007, the Board of Trustees of Forum Funds approved a change in the name of the Brown Advisory International Fund to Brown Advisory Core International Fund.

Prior to October 1, 2008, the Brown Advisory Flexible Value Fund was named Flag Investors – Equity Opportunity Fund.

Prior to January 1, 2010, the Brown Cardinal Small Companies Fund was named Brown Advisory Small-Cap Value Fund.

On March 5, 2010, the Board of Trustees of Forum Funds (“Forum Funds Trust”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund, the predecessor funds within the Forum Funds Trust into the Funds of the Trust described in this SAI.  The effective date of the reorganization was the close of business on April 9, 2010.

The Funds, each a series of the Trust, commenced operations on April 12, 2010 as successors to the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund, each a series of Forum Funds Trust.

The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series of the Trust, except for the Winslow Green Growth Fund.  The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

3

INVESTMENT POLICIES AND RISKS

Equity Securities

Common and Preferred Stock

General. Each Equity Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S government has taken a number of measures to attempt to restore stability to the financial markets and to promote economic recovery. The measures have included various programs to stimulate economic activity, to reform regulatory oversight, to advance various social goals and to provide relief to businesses and individuals suffering from the effects of the economic crisis. There is no guarantee that any of these programs or other efforts will be successful and therefore there is no guarantee that the financial markets or stock and bond values will stabilize in the near future.

Each of the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, and Brown Advisory Core International Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities

General. Each Equity Fund may invest in convertible securities. Brown Advisory Flexible Value Fund and Brown Advisory Core International Fund may also invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

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Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Security Ratings Information. Each Equity Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each of the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Value Fund, Brown Advisory Small-Cap Fundamental Value Fund and Brown Advisory Opportunity Fund may only invest in: (1) convertible securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase. Each Fund may purchase unrated convertible securities and preferred stock if, at the time of purchase, its Advisor or Sub-Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. An Equity Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Advisor or Sub-Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if that Advisor or Sub-Advisor determines that retaining such security is in the best interests of the Equity Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Each Equity Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each Advisor or Sub-Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. See Appendix A for additional information on credit ratings.

Warrants

General. Each of the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

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Depositary Receipts

General. Each Equity Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of a Fund’s investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Foreign Securities

Each Equity Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund’s assets. Brown Advisory Intermediate Income Fund may invest up to 20% of its net assets in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

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Options and Futures

General

Each of the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may (1) purchase or write options on securities in which it may invest or on market indices based in whole or in part on the securities in which it may invest; (2) invest in futures contracts on market indices based in whole or in part on securities in which it may invest; and (3) purchase or write put and call options on these futures contracts. Brown Advisory Maryland Bond Fund may invest in futures contracts on indices based in whole or in part on the securities in which it may invest including municipal bond futures and Treasury bond and note futures and Brown Advisory Core International Fund may purchase or write put and call options on foreign currency. A Fund will participate in such transactions to enhance the Fund’s performance or hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

Options purchased or written by a Fund must be traded on an exchange or over-the-counter. Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

Currently, most Funds do not have any intention of investing in options or futures for purposes other than hedging or equitizing cash. The Brown Advisory Small-Cap Fundamental Value Fund and the Brown Advisory Core International Fund may invest in options and futures for purposes of achieving their investment objective, portfolio management, risk mitigation, hedging, equitizing cash or for purposes of enhancing total return. If a Fund will be financially exposed to another party due to its investments in options or futures, the Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require and will maintain either: (1) an offsetting (“covered”) position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and/or liquid debt securities with a value sufficient at all times to cover its potential obligations. A Fund will set aside cash, liquid securities and other permissible assets (“Segregated Assets”) on the books and records of the Fund’s Custodian. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Each Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore each Fund is not subject to registration or regulation as a commodity pool operator under the Act.

Options and Futures Contracts

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Stock Indices. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

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Options on Foreign Currency (Brown Advisory Small-Cap Fundamental Value Fund and Brown Advisory Core International Fund). Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price.

An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

A municipal bond futures contract is based on the value of the Bond Buyer Index (“BBI”) which is comprised of 40 actively traded general obligation and revenue bonds. The rating of a BBI issue must be at least “A.” To be considered, the issue must have at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par prior to redemption. No physical delivery of the securities is made in connection with municipal bond futures. Rather these contracts are usually settled in cash if they are not closed out prior to their expiration date.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6 1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.

Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.

Risks of Options and Futures Transactions

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on an Advisor’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund’s ability to limit exposures by closing its positions. The potential loss to a Fund from investing in certain types of futures transactions is unlimited.

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Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by a Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund’s yield.

Illiquid and Restricted Securities

Private Placement and Other Restricted Securities.

Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other “restricted” securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), and may not be readily marketable.

Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund.

Private placement and other restricted securities may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Restricted securities that are “illiquid” are subject to a Fund’s policy of not investing more than 15% of its net assets in illiquid securities. The Advisor will evaluate the liquidity characteristics of restricted securities on a case-by-case basis and will consider the factors described below in connection with its evaluation. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

Illiquid Securities

Each Fund may invest in illiquid and restricted securities. Each of these Funds limits its investments in illiquid and restricted securities to no more than 15% of its net assets (10% for Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund). The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities may include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities” or “private placements”); and (5) certain pooled investment vehicles, including private equity funds and private equity funds of private equity funds (“Pooled Investment Vehicles”).

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Risks. Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of private placements, restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Advisor to be liquid, can become illiquid.

Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Valuation Committee and the Advisor, pursuant to guidelines approved by the Board. The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such determinations they take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

Investment Company Securities

Open-End and Closed-End Investment Companies

General. Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may invest in other open-end and closed-end investment companies consistent with the Fund’s investment objectives and strategies. Each Brown Fund may also invest in money market mutual funds, pending investment of cash balances. Each Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Funds to invest up to 5% of their assets in another investment company, up to 10% of their assets in investment companies generally and hold up to 3% of the shares of another investment company. The Funds’ investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

Risks. Each Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

Exchange-Traded Funds

General. The Equity Funds may invest in exchange-traded funds (“ETFs”).  ETFs are investment companies that are bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities designed to track a particular market segment or index.  The Equity Funds may also invest in exchange-traded notes (“ETNs”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When the Equity Funds invest in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

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Risks. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying market segment or index it is designed to track. Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, a Fund will incur expenses in connection with investing in ETFs and ETNs that may increase the cost of investing in the ETF or ETN versus the cost of directly owning the securities in the ETF or an ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

Trust Securities and Unit Investment Trusts

General. The Equity Funds may invest in trusts and unit investment trusts (“UITs”), including HOLDRS. HOLDRS are trust-issued receipts that represent beneficial ownership in the specific group of stocks held by the issuing trust. UITs are registered investment companies that are similarly unmanaged, or passively managed, and as such generally hold a static portfolio of securities, or track an index. The liabilities of trusts (including HOLDRS trusts) and UITs incur some expenses in connection with their operations; thus, when the Fund invests in a trust, HOLDR or UIT, in addition to directly bearing expenses, associated with its own operations, it will bear its pro rata portion of the trust’s. HOLDRS’ or UIT’s expenses. Like ETFs, HOLDRS are exchange-listed and, therefore, may be purchased and sold on the secondary market.

Risks. The risks of owning a trust security (including a HOLDR) or a UIT security generally reflect the risks of owning the securities in the trust or UIT’s portfolio. Due to the unmanaged or passively managed nature or such vehicles, the relative weights of their portfolio securities may change over time, resulting in a change in the nature of the investment. In addition, due to the additional expenses associated with trusts (including HOLDRS trusts) and UITs, it may be more costly to own their securities than it would be directly to own their portfolio securities. In addition, there could be a lack of liquidity in the secondary market for HOLDRS, which could cause the market for HOLDRS to be more volatile than the market for the underlying portfolio securities.

Other Pooled Investment Vehicles

General. Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Fundamental Value Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

Risks. To the extent that the Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund or Brown Advisory Small-Cap Fundamental Value Fund invest in Pooled Investment Vehicles, such investments may be deemed illiquid. (See “Illiquid and Restricted Securities” for the risks of investing in illiquid securities above). In addition, a Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees a Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a Pooled Investment Vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Segregated Assets. Under certain circumstances, the Brown Advisory Flexible Value Fund and Brown Advisory Small-Cap Growth Fund may be subject to SEC guidelines regarding asset segregation, or coverage, with respect to investments by a Fund in Pooled Investment Vehicles. A Fund will comply with such SEC guidelines, including, as necessary, by designating on its books or maintaining in a separate account, cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be at least equal to each Fund’s commitment to the relevant Pooled Investment Vehicle(s) and will be marked to market daily.

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Fixed Income Securities

Municipal Securities

General. Brown Advisory Maryland Bond Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Puerto Rico Municipal Securities. Brown Advisory Maryland Bond Fund may invest in municipal securities issued by U.S. Territories. Investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial Federal assistance and favorable tax programs that have recently become subject to phase out by Congress. As of June 30, 2009, Puerto Rico’s general obligations were rated Baa3 by Moody’s and as of June 30, 2009 were rated BBB- by S&P.

Maryland Municipal Securities. The Brown Advisory Maryland Bond Fund invests at least 80% of the value of its net assets (plus borrowing for investments purposes) in Maryland bonds, including bonds issues on behalf of the state of Maryland, its local government and public financing authorities.

U.S. Government Securities

General. Each Fund, to the extent permitted by the Prospectus, may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States; by the right of the issuer to borrow from the U.S. Treasury; by the discretionary authority of the U.S. Treasury to lend to the issuer; or solely by the creditworthiness of the issuer. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

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Corporate Debt Obligations

General. Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund and Brown Advisory Intermediate Income Fund, to the extent permitted by the Prospectus, may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Funds may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Mortgage-Backed Securities

General. Brown Advisory Intermediate Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Government and Agency Mortgage-Backed Securities. The Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund and Brown Advisory Intermediate Income Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the management of FNMA and FHLMC was replaced. Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

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The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Privately Issued Mortgage-Backed Securities. The Brown Advisory Intermediate Income Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Brown Advisory Intermediate Income Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Mortgage Obligations. The Brown Advisory Intermediate Income Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Risks – Specific to Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, increasing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

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To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-Backed Securities

General. Brown Advisory Intermediate Income Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Risks – Specific to Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

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Variable Amount Master Demand Notes

General. Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund and Brown Advisory Intermediate Income Fund, to the extent permitted by the Prospectus, may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by a Fund will be payable within a prescribed notice period not to exceed seven days.

Variable and Floating Rate Securities

Brown Advisory Maryland Bond Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Non-U.S. Dollar Denominated Securities and Other Fixed Income Securities

Each Fund may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance.

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Each Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

Brown Advisory Intermediate Income Fund may invest in non-U.S. dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

The Brown Advisory Flexible Value Fund may invest in foreign securities; the Fund will invest no more than 20% of its total assets in foreign debt securities.

Risks of Debt Securities

General. Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by Brown Advisory Maryland Bond Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. Issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rate Risk. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity.

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a debt security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

To limit credit risk:

Each of the Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund limits its investment in debt securities to short-term money market instruments, including commercial paper rated in the highest short-term category, and, with respect to Brown Advisory Opportunity Fund and Brown Advisory Core International Fund, other high quality (rated in the two highest rating categories by an NRSRO) fixed income securities.

The Funds below may only invest in debt securities that are minimally rated or higher as follows at the time of their purchase (except as noted below):

Minimum Rating
Fund	S&P	Moody’s
Brown Advisory Flexible Value Fund	D	C
Brown Advisory Maryland Bond Fund	BBB	Baa
Brown Advisory Intermediate Income Fund	BBB	Baa

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Each of the Brown Advisory Small-Cap Fundamental Value Fund, Maryland Bond Fund and Brown Advisory Intermediate Income Fund may purchase unrated fixed income securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase. It is anticipated that the average credit rating of the fixed income securities held by the Fund will be “Aa” as per Moody’s or “AA” as per S&P.

With respect to 20% of its assets, the Brown Advisory Flexible Value Fund may also invest in (i) investment grade and non-investment grade debt securities, including with respect to 10% of its assets, non-investment grade securities rated BB (or lower)/Ba (or lower) (“junk bonds”), by Standard & Poor’s (“S&P”) or Moody’s Investor Services (“Moody’s”), respectively, or (ii) unrated debt securities determined to be of comparable quality by the Advisor.

The Brown Advisory Small-Cap Fundamental Value Fund may also invest in investment grade and non-investment grade debt securities, including (i) up to 5% of which may be invested in “distressed securities” rated at the time of purchase D by S&P or C by Moody’s or (ii) unrated investment grade and non-investment grade, but determined to be of comparable quality by the Advisor (see “Distressed Debt Securities or Junk Bond Risk” below).

Each of the Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may retain securities whose rating has been lowered below the lowest permissible rating category if the Advisor determines that retaining such security is in the best interests of the Fund.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Advisor or Sub-Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Advisor or Sub-Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to a issuer and the time a rating is assigned and updated.

Distressed Debt Securities or Junk Bond Risk. The Brown Advisory Small-Cap Fundamental Value Fund will limit its investment in distressed debt securities to 5% of the Fund’s total assets. Distressed debt securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings of Moody’s and S&P. Distressed debt securities are the equivalent of high yield, high risk bonds, commonly known as “junk bonds” or “distressed debt.”

Brown Advisory Small-Cap Fundamental Value Fund and Brown Advisory Flexible Value Fund may invest in securities rated below investment grade; that is, rated below Ba by Moody’s or BB by S&P, and may invest in securities rated as low as C by Moody’s or D by S&P. Each Fund may invest in unrated debt securities determined by the underlying Fund’s Advisor to be of comparable quality and that is trading at a substantial discount to par value.

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Foreign Debt Securities Risks. To the extent that a Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

Foreign Currencies Transactions

General

Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund and Brown Advisory Core International Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may conduct foreign currency exchange transactions either on a cash basis or at the rate prevailing in the foreign exchange market.

Each of Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund may enter into a forward foreign currency contract. A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At or before settlement of a forward currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. Each Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Forward contracts are considered “derivatives,” financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, each Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

Brown Advisory Small-Cap Fundamental Value Fund or Brown Advisory Core International Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

Risks

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor/Sub-Advisor is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to a Fund.

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Leverage Transactions

General

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. A Fund uses these investment techniques only when its Advisor or Sub-Advisor believes that the leveraging and the returns available to a Fund from investing the cash will provide investors with a potentially higher return. (See “Risks” below.)

Borrowing. Each Fund (other than Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund) may borrow money for other than temporary or emergency purposes from a bank in amounts up to 33 1/3% of total assets at the time of borrowing. Brown Advisory Flexible Value Fund and Brown Advisory Small-Cap Fundamental Value Fund may invest in reverse repurchase agreements for other than temporary or emergency purposes. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to these limitations, though such investments may be limited by collateral requirements, as disclosed below under “Reverse Repurchase Agreements.”

Senior Securities. Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the asset coverage shall be at least 300%.

Securities Lending. Brown Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets (10% of total assets for Brown Advisory Maryland Bond Fund) to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. A Fund may pay fees to arrange for securities loans.

Reverse Repurchase Agreements. Brown Advisory Small-Cap Fundamental Value Fund and Brown Advisory Opportunity Fund may enter into reverse repurchase agreements which are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. Such reverse repurchase agreements would represent no more than 15% of a Fund’s assets.  If a Fund enters into a reverse repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans, repurchase agreements and reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

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When-Issued Securities and Forward Commitments. Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund (except Brown Advisory Intermediate Income Fund) if, as a result, more than 25% of the Fund’s total assets would be committed to such transactions.

Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of a Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Repurchase Agreements

General

Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may enter into repurchase agreements which are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.  For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. government security subject to the repurchase agreement. Repurchase agreements are not considered to be the making of loans for purposes of the Funds’ fundamental investment limitations.

Risks

Repurchase transactions also involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk.

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Recent Market Events

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue. In response, the U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

The reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

Temporary Defensive Position

Each Fund may invest in prime money market instruments or exchange-traded funds, pending investment of cash balances. Each Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by that Fund’s Advisor or Sub-Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

INVESTMENT LIMITATIONS

For purposes of all investment policies of each Fund: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

The Funds have adopted the following policies and investment restrictions as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Fundamental Limitations

Each Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1.      Borrowing Money

The Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Flexible Value Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

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The Brown Advisory Core International Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed settlement or forward delivery basis are not subject to this limitation.)

The Brown Advisory Maryland Bond Fund may not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).

The Brown Advisory Intermediate Income Fund may not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), and provided that borrowings do not exceed 10% of the Fund’s total assets (computed immediately after the borrowing).

2.	Concentration

A Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2)  investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3.	Diversification

Excluding the Brown Advisory Maryland Bond Fund, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Brown Advisory Maryland Bond Fund may not purchase a security (other than a U.S. government security or security of an investment company) if, as a result: (1) with respect to 50% of the Fund’s total assets, more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) with respect to 50% of the Fund’s total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) more than 25% of the Fund’s total assets would be invested in the securities of any single issuer.

The District of Columbia, each state and territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which the District of Columbia, a state or territory is a member is deemed to be a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision is treated as the issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user is treated as the issuer. If in either case, however, the creating government or some other agency guarantees a security, that guarantee is considered a separate security and is treated as an issue of such government or other agency.

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4.	Underwriting Activities

A Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5.	Making Loans

Excluding the Brown Advisory Flexible Value Fund, a Fund may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

The Brown Advisory Flexible Value Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Purchases and Sales of Real Estate

A Fund may not purchase or sell real estate, except that, to the extent permitted by law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7.	Purchases and Sales of Commodities

A Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8.	Issuance of Senior Securities

A Fund may not issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.

9.	Pooled Funds

Notwithstanding any other fundamental investment policy or limitation, the Brown Advisory Flexible Value Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

With respect to Fundamental Limitation #2, each Fund will limit investments in foreign government securities to no more than 25% of the Fund’s total assets.

Non-Fundamental Limitations

Each Fund observes the following investment policies, which are deemed non-fundamental and which may be changed by the Board without shareholder approval. A Fund may not:

1.
Invest in the securities of any investment company except to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company.

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2.
Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3.
Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.
Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

5.
Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

6.	Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

7.
With the exception of the Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund, a Fund may not invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

8.
The Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund may not invest more than 10% of each Fund’s net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

9.
For the Brown Advisory Intermediate Income Fund, with respect to fundamental investment restriction 2 above, (1) “mortgage related securities,” as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

MANAGEMENT

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and Officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

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Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) c/o USBFS 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	10	Trustee, PNC Funds, Inc.
Wallace L. Cook (born 1939) c/o USBFS 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	10	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) c/o USBFS 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Former owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	10	None.

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Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Steven J. Paggioli (born 1950) c/o USBFS 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	10
Independent Trustee, The Managers Funds; Trustee, Managers AMG Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel; formerly Independent Director, Guardian Mutual Funds.

Officers of the Trust
Robert M. Slotky (born 1947) c/o USBFS 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term Since August 2002. Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC, since July 2001.	Not Applicable	Not Applicable.
Eric W. Falkeis (born 1973) c/o USBFS 615 East Michigan St. Milwaukee, WI 53202	Executive Vice President	Indefinite Term; Since November 2009.	Senior Vice President, USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997.	Not Applicable	Not Applicable.
Patrick J. Rudnick (born 1973) c/o USBFS 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.

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Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Elaine E. Richards (born 1968) c/o USBFS 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.
Senior Vice President, USBFS since September 2007; Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007); formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).
			Not Applicable	Not Applicable

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)    The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Additional Information Concerning The Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.  In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings”, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established four standing committees, a Nominating Committee, an Audit Committee, a Qualified Legal Compliance Committee, and a Valuation Committee, which are discussed in greater detail below under “Trust Committees”.  All of the Trustees are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates, and each of the Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees.  The Chairman of the Board is an Independent Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a Senior Vice President of the Administrator as the President of the Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

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Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Advisor as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.  The information is not all-inclusive.  Many Trustees Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Berry’s Trustee Attributes include her substantial mutual fund experience, including her role as Chairman-elect of the Independent Directors Council and a member of the Board of Governors of the Investment Company Institute. She has executive experience as the President of Talon Industries, Inc. (a consulting company) and through her former positions as the executive vice president and chief operating officer of Integrated Asset Management (an investment adviser and manager) and as the president of Value Line, Inc. (an investment advisory and financial publishing firm).  Ms. Berry also has board experience with another investment management company.  Ms. Berry has been determined to qualify as an Audit Committee financial expert for the Trust.

Mr. Cook’s Trustee Attributes include his investment and executive experience through his investment consulting business and former chief executive officer of Rockefeller Trust Company (an investment manager and financial advisor). He has substantial board experience, serving on the board of several foundations.  Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust.

Mr. Froebel’s Trustee Attributes include his significant systems and operations experience. He was a director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. (“SDC”) and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisors and mutual funds). He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former president and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems).  Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust.

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Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the Securities and Exchange Commission.  Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust.

Trust Committees

As the Funds each became a series of the Trust only as of the date of this SAI, none of the Trust’s committees had met during the current fiscal year with respect to the Funds.  Information is provided below concerning the Trust’s current committee structure.

The Trust has four standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee typically meets on a quarterly basis with respect to each series of the Trust and may meet more frequently.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a fund’s financial statements and to ensure the integrity of a fund’s pricing and financial reporting.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2009.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Dorothy A. Berry	None	$10,001 - $50,000
Wallace L. Cook	None	Over $100,000
Carl A. Froebel	None	$10,001 - $50,000
Steven J. Paggioli	None	$50,001 - $100,000

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Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Portfolio’s principal underwriter or any of its affiliates.

Compensation

Independent Trustees each receive an annual retainer of $40,000 allocated among each of the various portfolios comprising the Trust. The Chairman of the Board receives an additional annual retainer of $8,000 also allocated among each of the various portfolios comprising the Trust.  Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the rate of compensation to be received by the following Independent Trustees from the Funds for the fiscal year ended December 31, 2009.

Name of Person/Position	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Trustee	None	None	None	None
Wallace L. Cook, Trustee	None	None	None	None
Carl A. Froebel, Trustee	None	None	None	None
Steve J. Paggioli, Trustee	None	None	None	None
     (1)           There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies only to the Funds.  Because the Funds were reorganized into the Trust as of the date of this SAI, the Trustees did not receive any compensation from the Funds during the fiscal year ending
                May 31, 2009.  For the fiscal year ending May 31, 2010,, Trustees’ fees and expenses to be paid from the Funds are estimated to be approximately $10,000.

Investment Advisors

Services of Advisor and Sub-Advisors

The Advisor serves as investment advisor to each Fund pursuant to investment advisory agreements with the Trust (each an “Advisory Agreement”). Under the applicable Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing each Fund’s investments and effecting portfolio transactions for each Fund. The Advisor may also pay fees to certain brokers/dealers to have the Funds available for sale through such institutions as well for certain shareholder services provided to customers purchasing Fund shares through such institutions.

Cardinal Capital Management LLC (“Cardinal” or “Sub-Advisor”) is the Sub-Advisor for Brown Cardinal Small Companies Fund. Munder Capital Management (“Munder Capital” or “Sub-Advisor”) is the Sub-Advisor for Brown Advisory Core International Fund. Subject to the oversight of the Board and the Advisor, each Sub-Advisor makes decisions regarding the investment and reinvestment of the respective Fund’s assets allocated to it for management by the Advisor.

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Ownership of Advisor and Sub-Advisors

The Advisor is a fully owned subsidiary of Brown Investment Advisory & Trust Company (“BIAT”), a trust company operating under the laws of Maryland. BIAT is a fully owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. BIAT may be considered an affiliate of each Fund because of its power to vote in excess of 25% of each Fund’s shares. The term “Brown” shall mean the Advisor, BIAT and Brown Advisory Holdings Incorporated and their respective affiliates, collectively.

Cardinal, a Delaware limited liability company, was organized in 1995. Cardinal is owned and controlled by Amy K. Minella, Eugene Fox, III, and Robert B. Kirkpatrick, each a managing director thereof and each a Portfolio manager of the Brown Cardinal Small Companies Fund.

Munder Capital, a Delaware general partnership was formed in 1985. As of the date of this SAI, the partners of Munder Capital Management are Munder Capital Holdings, LLC, which owns approximately 99.4% of Munder Capital Management, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of Munder Capital. As of June 30, 2009, the ownership of Munder Capital Management was as follows: Munder Capital employees hold equity interests representing 23.5% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next two and one-half years, Crestview Partners GP, L.P. and its affiliates hold equity interests representing 64.4% of the firm’s value, and other minority-interest investors hold equity interests totaling 12.1% of the firm’s value.

Information Regarding Portfolio Managers

The following information regarding each Fund’s portfolio managers has been provided by the Advisor or by the applicable Sub-Advisor.

Other Accounts Under Management. As of May 31, 2009, no Advisor portfolio manager that retained decision making authority over a Fund’s management served as a portfolio manager for any other registered investment companies or for any pooled investment vehicles. As of the same date, each portfolio manager serviced other accounts as follows:

Portfolio Manager	Number of Other Accounts	Dollar Value of Other Accounts
Richard M. Bernstein, CFA	247	$425,028,880
Kenneth M. Stuzin, CFA	92	$285,180,599
Paul D. Corbin	68	$481,028,800
Christopher A. Berrier	22	$243,924,913
Timothy W. Hathaway, CFA	22	$243,924,913
Monica M. Hausner	2	$20,050,103
David B. Powell, CFA	1	$412,180
R. Hutchings Vernon	39	$1,231,906,219*
Nina K. Yudell	33	$99,931,986
Michael Foss	18	$231,102,148
J. David Schuster	8	$4,450,428
                                 *   $21,882,818 of this amount is related to a pooled fund in which Mr. Vernon manages.

As of May 31, 2009, no account serviced by an Advisor portfolio manager referenced in the above chart paid a performance based management fee.

As of June 30, 2009, Cardinal Capital managed one other registered investment company, which has total assets of $3 million, pursuant to a sub-advisory agreement. As of the same date, Cardinal portfolio managers serviced 2 other pooled vehicles with assets of $40 million and 65 other accounts with combined assets of $911 million. As of June, 2009, no account serviced by a Cardinal portfolio manager paid a performance based management fee.

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The following table lists the number and types of accounts managed by each Munder Capital portfolio manager and assets under management in those accounts as of June 30, 2009:

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts		Total Market Value	Total Number of Accts(1)
	Market Value	No. of Accts	Market Value	No. of Accts	Market Value	No. of Accts
Remi J. Browne	$288,575,391	4	$1,612,178,827	9	$130,462,622	4	$2,031,216,840	17
Peter S. Carpenter	$282,697,087	3	$1,612,178,827	9	$126,085,824	6	$2,020,961,738	18
Robert D. Cerow	$282,697,087	3	$1,612,178,827	9	$125,561,612	11	$2,020,437,526	23
Peter J. Collins	$467,002,164	5	$1,612,178,827	9	$125,191,204	3	$2,204,372,195	17
John W. Evers	$282,697,087	3	$1,612,178,827	9	$125,515,086	9	$2,020,391,000	21
Daniel B. LeVan	$282,697,087	3	$1,612,178,827	9	$128,514,092	14	$2,023,390,006	26
Jeffrey R. Sullivan	$282,697,087	3	$1,612,178,827	9	$125,457,885	8	$2,020,333,799	20
(1)           If an account is managed by a team, the total numbers of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding.

Conflicts of Interest for Portfolio Managers Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. An Advisor and each Sub-Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Sub-Advisor also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, each Sub-Advisor determines which broker to use to execute each order. However, a Sub-Advisor may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Sub-Advisor has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where a Sub-Advisor has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

POTENTIAL CONFLICTS OF INTEREST RELATED TO MUNDER CAPITAL PORTFOLIO MANAGERS. As indicated above, Munder Capital’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder Capital and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, certain retirement plans, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both Munder Capital and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

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•
Potential Conflicts Relating to the Interests of Portfolio Management Teams and Munder Capital: Munder Capital and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder Capital or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder Capital and/or its affiliates). Munder Capital and Pierce Street may compensate portfolio management team personnel differently depending on the nature of a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder Capital and/or Pierce Street than the Brown Advisory Core International Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management team makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such accounts. The portfolio managers also may have an incentive to trade Advisor Compensatory Accounts or personal investments before the Brown Advisory Core International Fund (i.e., front run) or after the Brown Advisory Core International Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Brown Advisory Core International Fund’s trading activity. In addition, the portfolio management team may take a short position in a security on behalf of the Brown Advisory Core International Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Munder Capital take a long term position in the same security. The portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•
Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or Munder Capital, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although Munder Capital does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder Capital does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder Capital and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder Capital also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder Capital, Pierce Street and the portfolio management teams may face. In addition, Munder Capital and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder Capital or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder Capital periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder Capital or Pierce Street will achieve their intended result.

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Information Concerning Compensation of Portfolio Managers. Each portfolio manager of the Advisor receives a compensation package that includes a base salary and variable incentive bonus. A portfolio manager who is also a member of the Advisor’s management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Advisor’s business. When evaluating a portfolio manager’s performance the Advisor compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1, 3, and 5 year periods. Accounts managed in the below referenced styles are typically compared to the following indices:

Large-Cap Growth	Russell 1000® Growth Index
Large-Cap Value, Small Cap Value	Russell 1000® Value Index, Russell 2000® Value Index
Small-Cap Growth	Russell 2000® Growth Index
Opportunity Fund	Russell 3000® Growth Index
Maryland Bond	Barclays Capital 1-10 Yr Blended Municipal Bond Index
Intermediate Income	Barclays Capital U.S. Intermediate Aggregate Bond Index

All portions of a portfolio manager’s compensation package are paid by the Advisor and not by any client account.
Each Cardinal portfolio manager receives a compensation package that includes: base cash salary (fixed), variable performance bonus and a cash percentage of the firm’s profits based on the equity participation in the firm. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on the profitability of the firm and job performance. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a portfolio manager is not based on the numerical performance of any client account. All of the portfolio manager’s compensation package is paid by Cardinal and not by any client account.

Munder Capital Management: The compensation package for the members of Munder Capital’s portfolio management team has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Certain portfolio managers may also receive variable bonus compensation and/or performance-based fees based on pre-determined formulas. Munder Capital also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

Members of Munder Capital’s portfolio management team are eligible to earn a performance bonus, which is determined annually. Bonuses for all members of the portfolio management team are influenced by the performance of the accounts managed by the team, the amount of assets managed by the team the profitability of the firm, and certain debt coverant limitations. Munder Capital also considers a variety of other factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. With respect to each account managed by the portfolio manager, gross performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success.

Certain portfolio managers are eligible to receive variable bonus compensation based on formulas relating to the revenues received by Munder Capital for all accounts managed by the portfolio managers. In certain instances, such compensation is conditioned upon a minimum asset level in the investment strategy. Such formulas also take into account the investment performance of the accounts managed by such portfolio managers pursuant to a specific investment strategy. Notwithstanding their foregoing formulas, certain portfolio managers are contractually entitled to receive guaranteed minimum compensation through December 31, 2010, and are also eligible for additional compensation bonuses based on certain new accounts.

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Key employees, including members of the portfolio management team, are eligible for long-term incentives in the form of ownership units of Munder Capital Holdings, LLC, the majority partner of Munder Capital. The unit grants provide incentive to retain key personnel and serve to align employee interests with those of Munder Capital directly, and, indirectly, the accounts managed by Munder Capital.

Portfolio Managers Ownership in the Fund. As of May 31, 2009, each portfolio manager that retained decision making authority over a Fund’s management beneficially owned shares of each Fund as summarized in the following table:

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the CorrespondingFund as of May 31, 2009
Brown Advisory Growth Equity Fund
Kenneth M. Stuzin, CFA	$100,001-$500,000
Geoffrey R.B. Carey, CFA	$10,001-$50,000
Brown Advisory Value Equity Fund
Richard M. Bernstein, CFA	$50,001-$100,000
Brown Advisory Flexible Value Fund
R. Hutchings Vernon	$100,001-$500,000
Michael Foss	$50,001-$100,000
Nina K. Yudell	$100,001-$500,000
Brown Advisory Small-Cap Growth Fund
Christopher A. Berrier	$100,001-$500,000
Timothy W. Hathaway, CFA	$100,001-$500,000
Brown Cardinal Small Companies Fund
Amy K. Minella	None
Eugene Fox, III	None
Robert B. Kirkpatrick, CFA	None
Rachael D. Matthews	None
Brown Advisory Small-Cap Fundamental Value Fund
J. David Schuster	$50,001-$100,001
Brown Advisory Opportunity Fund
David B. Powell, CFA	$100,001-$500,000
Brown Advisory Core International Fund
Remi J. Browne, CFA	None
Peter S. Carpenter, CFA	None
Jeffrey R. Sullivan, CFA	None
Daniel B. LeVan, CFA	None
John W. Evers, CFA	None
Brown Advisory Maryland Bond Fund
Monica M. Hausner	None
Paul D. Corbin	None
Brown Advisory Intermediate Income Fund
Paul D. Corbin	$50,001-$100,000
Monica M. Hausner	$10,001-$50,000

Fees

The Advisor’s fee is calculated as a percentage of each Fund’s average daily net assets. The fee, if not waived, is accrued daily by each Fund and is assessed to each class based on average net assets for the previous month. The Advisor’s fee is paid monthly based on average net assets for the prior month. A Sub-Advisor’s fee is calculated as a percentage of a Fund’s average daily net assets allocated to the Sub-Advisor for management but is paid by the Advisor and not the Fund.

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In addition to receiving its advisory fee from each Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in each Fund. If you have a separately managed account with the Advisor with assets invested in a Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee received from you.

The Advisor may also receive compensation from certain omnibus account providers for providing shareholder services to Fund shareholders.

The following table shows the dollar amount of the fees payable by each Fund to the Advisor, the amount of fees waived by the Advisor, if any, and the actual fees received by the Advisor.  The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Brown Advisory Growth Equity Fund
Year Ended May 31, 2009	$439,763	$2,642	$437,121
Year Ended May 31, 2008	$556,430	$3,477	$552,953
Year Ended May 31, 2007	$471,456	$0	$471,456
Brown Advisory Value Equity Fund
Year Ended May 31, 2009	$1,029,519	$0	$1,029,519
Year Ended May 31, 2008	$1,582,605	$0	$1,582,605
Year Ended May 31, 2007	$1,375,467	$0	$1,375,467
Brown Advisory Flexible Value Fund
Period Ended May 31, 2009*	$66,489	$66,489	$0
Year Ended October 31, 2008	$152,810	$152,810	$0
Year Ended October 31, 2007	$45,268	$45,268	$0
Brown Advisory Small-Cap Growth Fund
Year Ended May 31, 2009	$1,191,830	$2,165	$1,189,665
Year Ended May 31, 2008	$1,658,726	$4,999	$1,653,727
Year Ended May 31, 2007	$1,403,822	$0	$1,403,822
Brown Cardinal Small Companies Fund
Year Ended May 31, 2009	$765,883	$2,740	$763,143
Year Ended May 31, 2008	$1,304,991	$4,459	$1,300,532
Year Ended May 31, 2007	$1,258,207	$0	$1,258,207
Brown Advisory Small-Cap Fundamental Value Fund
Period Ended May 31, 2009**	$45,172	$45,172	$0
Brown Advisory Opportunity Fund
Year Ended May 31, 2009	$185,058	$31,966	$153,092
Year Ended May 31, 2008	$233,238	$45,007	$188,231
Year Ended May 31, 2007	$173,047	$79,708	$93,339
Brown Advisory Core International Fund
Year Ended May 31, 2009	$1,729,148	$0	$1,729,148
Year Ended May 31, 2008	$3,431,605	$0	$3,431,605
Year Ended May 31, 2007	$3,200,501	$0	$3,200,501
Brown Advisory Maryland Bond Fund
Year Ended May 31, 2009	$492,020	$280,585	$211,435
Year Ended May 31, 2008	$443,920	$443,920	$0
Year Ended May 31, 2007	$424,888	$74,879	$350,009
Brown Advisory Intermediate Income Fund
Year Ended May 31, 2009	$633,607	$0	$633,607
Year Ended May 31, 2008	$557,489	$0	$557,489
Year Ended May 31, 2007	$502,676	$0	$502,676

*
Effective November 1, 2008, the Brown Advisory Flexible Value Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 through May 31, 2009.  The table above shows the dollar amount of fees payable by the Brown Advisory Flexible Value Fund to Alex Brown Investment Management, LLC, the Fund’s previous advisor and the Advisor, for the past three fiscal years.

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**      The information presented is from December 31, 2008 (commencement of operations) through May 31, 2009.

Other Provisions of Advisory Agreement

The Advisor is not affiliated with USBFS or any company affiliated with USBFS. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on 60 days’ written notice to the Trust. Each Advisory Agreement terminates immediately upon assignment.

Under each Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Distributor

Distribution Services

Effective April 12, 2010, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between the Fund and Quasar has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Prior to April 12, 2010, distribution services were provided by Foreside Fund Services, LLC (“Foreside”).

The following table shows the dollar amount of aggregate sales charges paid to Foreside, the amount of sales charge reallowed by Foreside, and the amount of sales charge retained by Foreside with respect to A and D Shares. The data are for the past three years (or shorter depending on a Fund's commencement of operations).  Prior to April 25, 2006, Foreside received and reallowed sales charges paid by purchasers of D Shares to certain Financial Institutions.

	Aggregate Sales Charge	Amount Retained	Amount Reallowed
Brown Advisory Growth Equity Fund – A Shares
Year Ended May 31, 2009	$18,035	$0	$18,035
Year Ended May 31, 2008	$35,760	$0	$35,760
Year Ended May 31, 2007	$32,065	$0	$32,065
Brown Advisory Value Equity Fund – A Shares
Year Ended May 31, 2009	$26,035	$0	$26,035
Year Ended May 31, 2008	$60,662	$0	$60,662

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Aggregate Sales Charge	Amount Retained	Amount Reallowed
Year Ended May 31, 2007	$51,063	$0	$51,063
Brown Advisory Flexible Value Fund – A Shares
Period Ended May 31, 2009*	$0	$0	$0
Year Ended October 31, 2008	$1,212	$0	$1,212
Year Ended October 31, 2007	$3,733	$0	$3,733
Brown Advisory Small-Cap Growth Fund – A Shares
Year Ended May 31, 2009	$11,087	$0	$11,087
Year Ended May 31, 2008	$59,952	$0	$59,952
Year Ended May 31, 2007	$10,122	$0	$10,122
Brown Advisory Small-Cap Growth Fund – D Shares
Year Ended May 31, 2009	$0	$0	$0
Year Ended May 31, 2008	$0	$0	$0
Year Ended May 31, 2007	$0	$0	$0
Brown Cardinal Small Companies Fund – A Shares
Year Ended May 31, 2009	$0	$0	$0
Year Ended May 31, 2008	$6,170	$0	$6,170
Year Ended May 31, 2007	$17,406	$0	$17,406
Brown Advisory Intermediate Income Fund – A Shares
Year Ended May 31, 2009	$49,844	$0	$49,844
Year Ended May 31, 2008	$35,633	$0	$35,633
Year Ended May 31, 2007	$29,486	$0	$29,486
*
Effective November 1, 2008, the Brown Advisory Flexible Value Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 through May 31, 2009.

Distribution Plan – (A Shares)

Effective April 12, 2010, the Funds have adopted a distribution plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”).  Under the 12b-1 Plan, each Fund pays a fee to the Distributor for distribution services (the “Distribution Fee”) at an annual rate of 0.25% for Class A Shares of the Fund’s average daily net asset value of its Class A shares.  The 12b-1 Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Class A shares of a Fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports, the printing and mailing of sales literature pertaining to the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the 12b-1 Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, currently cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders.  It is also required that the trustees who are not “interested persons” of the Funds, select and nominate all other trustees who are not “interested persons” of the Funds.  The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding.  All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

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The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan.  The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.

As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders.  The payments made by the Funds to financial intermediaries are based primarily on the dollar amount of assets invested in the Funds through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.  In addition to the ongoing asset-based fees paid to these financial intermediaries under the Funds’ 12b-1 Plan, the Funds may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Funds for their employees.  In addition, the Funds may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Funds are discussed.

In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms, the Distributor may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ shares.  In addition, in its discretion, the Advisor may pay additional fees to such intermediaries from its own assets.

 Prior to April 12, 2010, distribution services were provided by Foreside Fund Services, LLC.

The table below shows the dollar amount of fees payable by the Funds’ Class A and D Shares to Foreside under the previous Distribution Plan, the amount of fees waived by Foreside or its agents and the actual fees received by Foreside and its agents under the plan. No other payee received compensation from the Funds pursuant to the plan during the most recently completed fiscal year. The amounts stated below were compensations to Broker/Dealers and none were for (i) advertising; (ii) printing and mailing of prospectuses to other than current shareholders; (iii) compensation to underwriters; (iv) compensation to sales personnel; (v) interest, carrying, or other financing charges; and (vi) other.

	12b-1 Fee Paid	12b-1 Fee Waived	12b-1 Fee Retained
Brown Advisory Growth Equity Fund – A Shares
Year Ended May 31, 2009	$22,517	$0	$22,517
Year Ended May 31, 2008	$23,719	$0	$23,719
Year Ended May 31, 2007	$14,190	$0	$14,190
Brown Advisory Value Equity Fund – A Shares
Year Ended May 31, 2009	$28,019	$0	$28,019
Year Ended May 31, 2008	$31,227	$0	$31,227
Year Ended May 31, 2007	$18,897	$0	$18,897
Brown Advisory Flexible Value Fund – A Shares
Period Ended May 31, 2009*	$1,316	$0	$1,316
Year Ended October 31, 2008	$2,853	$0	$2,853
Year Ended October 31, 2007	$840	$0	$840
Brown Advisory Small-Cap Growth Fund – A Shares
Year Ended May 31, 2009	$13,405	$0	$13,405
Year Ended May 31, 2008	$12,588	$0	$12,588
Year Ended May 31, 2007	$2,606	$0	$2,606

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12b-1 Fee Paid	12b-1 Fee Waived	12b-1 Fee Retained
Brown Advisory Small-Cap Growth Fund – D Shares
Year Ended May 31, 2009	$20,689	$0	$20,689
Year Ended May 31, 2008	$32,214	$0	$32,214
Year Ended May 31, 2007	$33,330	$0	$33,330
Brown Cardinal Small Companies Fund – A Shares
Year Ended May 31, 2009	$2,576	$0	$2,576
Year Ended May 31, 2008	$4,439	$0	$4,439
Year Ended May 31, 2007	$2,278	$0	$2,278
Brown Advisory Intermediate Income Fund – A Shares
Year Ended May 31, 2009	$61,434	$0	$61,434
Year Ended May 31, 2008	$50,257	$0	$50,257
Year Ended May 31, 2007	$42,201	$0	$42,201
*
Effective November 1, 2008, the Brown Advisory Flexible Value Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 through May 31, 2009.

Shareholder Servicing Plan – (Institutional Shares)

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust established by the Funds with respect to the Institutional Classes of the Funds, the Advisor is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”).  Under the Plan, the Advisor may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Funds.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Funds; (2) aggregating and processing orders involving the shares of the Funds; (3) processing dividend and other distribution payments from the Funds on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Funds; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Funds to shareholders; (7) assisting shareholders in changing the Funds’ records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Funds necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Advisor may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, each Fund pays the Advisor a fee of up to 0.05% of each Fund’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.  The Plan may be terminated, with respect to a class or classes of the Funds, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

Other Fund Service Providers

Administrator and Accountant

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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Pursuant to the Administration Agreement, the Administrator will receive a portion of fees from the Funds as part of a bundled-fees agreement for services performed as Administrator, fund accountant and transfer agent. The Administrator expects to receive approximately $385,000 annually. Additionally, USBFS provides Chief Compliance Officer services to the Trust under a separate agreement.  The cost for the Chief Compliance Officer services is allocated to the Funds by the Board of Trustees.

Prior to the date of this SAI, the Funds’ administrator, accountant and transfer agent was Citi Fund Services Ohio, Inc. (“Citi”).

The table below shows the dollar amount of administration fees payable to Citi by the Funds, the amount of fee that was waived by Citi, if any, and the actual fees received by Citi for the fiscal periods ended December 31.  The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).  For the period of June 1, 2005 through May 31, 2008, amounts reflect the Bundled Fee.  For the period of May 31, 2008 through December 31, 2008, Atlantic Fund Administration, LLC provided services similar to those of Citi to the Brown Advisory Flexible Value Fund.

(for Citi, the previous administrator)	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Brown Advisory Growth Equity Fund
Year Ended May 31, 2009	$63,689	$0	$63,689
Year Ended May 31, 2008	$60,238	$0	$60,238
Year Ended May 31, 2007	$58,348	$0	$58,348
Brown Advisory Value Equity Fund
Year Ended May 31, 2009	$146,365	$0	$146,365
Year Ended May 31, 2008	$171,369	$0	$171,369
Year Ended May 31, 2007	$170,223	$0	$170,223
Brown Advisory Flexible Value Fund
Period Ended May 31, 2009*	$25,234	$0	$25,234
Year Ended October 31, 2008	$232,389	$77,463	$154,926
Year Ended October 31, 2007	$107,081	$24,367	$82,714
Brown Advisory Small-Cap Growth Fund
Year Ended May 31, 2009	$126,532	$0	$126,532
Year Ended May 31, 2008	$134,695	$0	$134,695
Year Ended May 31, 2007	$130,455	$0	$130,455
Brown Cardinal Small Companies Fund
Year Ended May 31, 2009	$80,113	$0	$80,113
Year Ended May 31, 2008	$105,938	$0	$105,938
Year Ended May 31, 2007	$116,823	$0	$116,823
Brown Advisory Small-Cap Fundamental Value Fund
Period Ended May 31, 2009**	$6,285	$0	$6,285
Brown Advisory Opportunity Fund
Year Ended May 31, 2009	$19,442	$0	$19,442
Year Ended May 31, 2008	$18,992	$0	$18,992
Year Ended May 31, 2007	$16,121	$0	$16,121

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(for Citi, the previous administrator)	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Brown Advisory Core International Fund
Year Ended May 31, 2009	$176,018	$0	$176,018
Year Ended May 31, 2008	$277,892	$0	$277,892
Year Ended May 31, 2007	$299,311	$1	$299,310
Brown Advisory Maryland Bond Fund
Year Ended May 31, 2009	$136,757	$0	$136,757
Year Ended May 31, 2008	$72,178	$0	$72,178
Year Ended May 31, 2007	$79,016	$0	$79,016
Brown Advisory Intermediate Income Fund
Year Ended May 31, 2009	$206,224	$0	$206,224
Year Ended May 31, 2008	$129,447	$0	$129,447
Year Ended May 31, 2007	$133,520	$0	$133,520
*
Effective November 1, 2008, the Brown Advisory Flexible Value Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 through May 31, 2009.

**      The information presented is from December 31, 2008 (commencement of operations) through May 31, 2009.

Custodian

U.S. Bank, National Association is the Custodian for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, U.S. Bank, National Association, and the Funds’ principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

For its services, U.S. Bank, National Association receives 0.3 basis points on all Fund assets, subject to a fee of $8,000 per year, per account, for any global custody services.

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP, Park Avenue Tower, 75 East 55th Street, New York, New York, 10022 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

Effective April 12, 2010, Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103is the Funds’ independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Advisor or Sub-Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor or Sub-Advisor will utilize the services of others.

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The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Commissions Paid

The table below shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund, the Advisor, Sub-Advisor or distributor or an affiliate thereof. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Fund	Total Brokerage Commissions	Total Brokerage Commissions Paid to an Affiliate of the Fund Advisor/SubAdv isor or Distributor	Percent of Brokerage Commissions Paid to an Affiliate of the Fund Advisor/SubAdv isor or Distributor	Percent of Transactions Executed by an Affiliate of the Fund Advisor/SubAdv isor or Distributor
Brown Advisory Growth Equity Fund
Year Ended May 31, 2009	$95,588	$0	0%	0%
Year Ended May 31, 2008	$92,191	$0	0%	0%
Year Ended May 31, 2007	$44,992	$0	0%	0%
Brown Advisory Value Equity Fund
Year Ended May 31, 2009	$401,918	$0	0%	0%
Year Ended May 31, 2008	$238,898	$0	0%	0%
Year Ended May 31, 2007	$191,050	$0	0%	0%
Brown Advisory Flexible Value Fund
Period Ended May 31, 2009*	$11,089	$0	0%	0%
Year Ended October 31, 2008	$24,799	$0	0%	0%
Year Ended October 31, 2007	$15,755	$0	0%	0%
Brown Advisory Small-Cap Growth Fund
Year Ended May 31, 2009	$360,413	$0	0%	0%
Year Ended May 31, 2008	$372,186	$0	0%	0%
Year Ended May 31, 2007	$303,773	$0	0%	0%
Brown Cardinal Small Companies Fund
Year Ended May 31, 2009	$291,531	$0	0%	0%
Year Ended May 31, 2008	$333,367	$0	0%	0%
Year Ended May 31, 2007	$240,973	$0	0%	0%
Brown Advisory Small-Cap Fundamental Value Fund
Period Ended May 31, 2009**	$48,801	$0	0%	0%
Brown Advisory Opportunity Fund
Year Ended May 31, 2009	$69,985	$0	0%	0%
Year Ended May 31, 2008	$87,102	$0	0%	0%
Year Ended May 31, 2007	$65,751	$0	0%	0%
Brown Advisory Core International Fund
Year Ended May 31, 2009	$279,393	$0	0%	0%
Year Ended May 31, 2008	$1,886,268	$0	0%	0%
Year Ended May 31, 2007	$293,777	$1	0%	0%
Brown Advisory Maryland Bond Fund

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Fund	Total Brokerage Commissions	Total Brokerage Commissions Paid to an Affiliate of the Fund Advisor/SubAdv isor or Distributor	Percent of Brokerage Commissions Paid to an Affiliate of the Fund Advisor/SubAdv isor or Distributor	Percent of Transactions Executed by an Affiliate of the Fund Advisor/SubAdv isor or Distributor
Year Ended May 31, 2009	$0	$0	0%	0%
Year Ended May 31, 2008	$0	$0	0%	0%
Year Ended May 31, 2007	$0	$0	0%	0%
Brown Advisory Intermediate Income Fund
Year Ended May 31, 2009	$0	$0	0%	0%
Year Ended May 31, 2008	$0	$0	0%	0%
Year Ended May 31, 2007	$0	$0	0%	0%
*
Effective November 1, 2008, the Brown Advisory Flexible Value Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 through May 31, 2009.

**   The information presented is from December 31, 2008 (commencement of operations) through May 31, 2009.

Advisor Responsibility for Purchases and Sales

The Advisor or Sub-Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Advisor or Sub-Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by each Sub-Advisor or Advisor in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Advisor or Sub-Advisor seeks “best execution” for all portfolio transactions. This means that the Advisor or Sub-Advisor seeks the most favorable price and execution available. The Advisor’s or Sub- Advisor’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, each Advisor or Sub-Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and each Advisor’s or Sub-Advisor’s duties, an Advisor or Sub-Advisor may consider payments made by brokers effecting transactions for a Fund. These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to a Fund for which those other persons would be obligated to pay.

The Advisor or Sub-Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Obtaining Research from Brokers

The Advisor or Sub-Advisor has full brokerage discretion. The Advisor or Sub-Advisor evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor or Sub-Advisor may give consideration to research services furnished by brokers to the Advisor or Sub-Advisor for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment an Advisor’s or Sub-Advisor’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Advisor or Sub-Advisor accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor or Sub-Advisor fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because an Advisor or a Sub-Advisor will follow a limited number of securities most of the commission dollars spent research will directly benefit clients and the Fund’s investors.

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Counterparty Risk

The Advisor or Sub-Advisor monitors the creditworthiness of counterparties to each Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions through Affiliates

The Advisor or Sub-Advisor may effect brokerage transactions through affiliates of the Advisor or Sub-Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

Other Accounts of the Advisor or Sub-Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or Sub-Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in an Advisor’s or Sub-Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by an Advisor or Sub-Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. Each Fund’s annual portfolio turnover rates for the last 5 years are included in the “Financial Highlights” section of the Funds’ prospectus. Ordinarily, the Funds do not anticipate annual portfolio turnover rates to exceed 100%.

Securities of Regular Broker-Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund’s last fiscal year; or (3) sold the largest amount of a Fund’s shares during the Fund’s last fiscal year.

The following table lists the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund’s holdings of those securities as of each Fund’s most recent fiscal year.

46

Fund	Regular Broker or Dealer	Value Held
Brown Advisory Growth Equity Fund	None	None
Brown Advisory Value Equity Fund	M&T Bank Corp.	$2,488,250
Brown Advisory Flexible Value Fund	M&T Bank Corp.	$166,500
Brown Advisory Small-Cap Growth Fund	None	None
Brown Cardinal Small Companies Fund	None	None
Brown Advisory Small-Cap Fundamental Value Fund*	None	None
Brown Advisory Opportunity Fund	None	None
Brown Advisory Core International Fund	None	None
Brown Advisory Maryland Bond Fund	None	None
Brown Advisory Intermediate Income Fund	None	None
*	The information presented is from December 31, 2008 (commencement of operations) through May 31, 2009.

Portfolio Holdings

Portfolio holdings of a Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of a Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of a Fund’s latest annual or semi-annual report to shareholders or a copy of a Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

A Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for a Fund’s operations that a Fund has retained them to perform. The Advisor to a Fund has regular and continuous access to a Fund’s portfolio holdings. In addition, a Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to a Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, a Fund’s officers, and legal counsel to the Trust and to the Independent Trustees may receive such information on an as needed basis.

From time to time, nonpublic information regarding a Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure.

No compensation is received by a Fund, nor, to any Fund’s knowledge, paid to its Advisor or any other party in connection with the disclosure of a Fund’s portfolio holdings. As indicated above, with respect to the Trustees and a Fund’s officers, Advisor, and Distributor, the Board has approved codes of ethics (collectively, “Codes”) that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, a Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

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A Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board. Any conflict identified resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of another party will be reported to the Board for appropriate action.

There is no assurance that a Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

From time to time, the Advisor may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website.  Shareholders can access the Funds’ website at www.brownadvisory.com for additional information about the Funds, including, without limitation, the periodic disclosure of their portfolio holdings.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of a Fund’s shares.

How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of a Fund’s shares is the NAV plus any applicable sales charge.  Shares are purchased at the public offering price next determined after USBFS receives your order in proper form, as discussed in the Funds’ Prospectus.  In order to receive that day’s public offering price, USBFS must receive your order in proper form before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, a Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy a Fund’s shares must be readily marketable, their acquisition consistent with each Fund’s objective and otherwise acceptable to the Advisor and the Board.

Automatic Investment Plan

As discussed in the Prospectus, the Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis.  All record keeping and custodial costs of the AIP are paid by a Fund.  The market value of a Fund’s shares is subject to fluctuation.  Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your Financial Intermediary.

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Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Fund’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders.  Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem a Fund’s shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder a Fund or its authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, a Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, a Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

Redemptions In-Kind

The Trust has filed an election under Rule 18f-1 of the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, a Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. Each Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

49

Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assume that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting a Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date of the Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in a Fund.

Qualification as a Regulated Investment Company

Each Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year end of each Fund is May 31 (the same as each Fund’s fiscal year end). Prior to 2008, the Brown Advisory Flexible Value Fund’s fiscal year end was October 31.

Meaning of Qualification

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company a Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

•
The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from an interest in a qualified publicly traded partnership.

•
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

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While each Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, a Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. A Fund that uses equalization accounting will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if a Fund fails to qualify for that treatment).

Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) if paid with respect to taxable years beginning on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.”

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) and as appearing in the following table may be used to offset any current capital gain (whether short- or long-term). Any such losses may not be carried back from May 31, 2009.
As of May 31, 2009, the capital loss carryovers available to offset future capital gains are as follows:

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Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017
Growth Equity Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$4,509,656
Value Equity Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$27,273,624
Flexible Value Fund	$ —	$ —	$ —	$ —	$ —	$ —	$3,629,053	$ —
Small-Cap Growth Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$11,479,190
Small-Cap Value Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$6,306,553
Small-Cap Fundamental Value Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Opportunity Fund	$20,954,523	$35,701,503	$22,992,793	$458,257	$32,106,135	$ —	$ —	$6,595,707
Core International Fund	$ —	$ —	$ —	$ —	$ —	$ —		$34,247,166
Maryland Bond Fund	$ —	$ —	$ —	$ —	$ —	$74,523	$4,432	$ —
Intermediate Income Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —

The Funds will operate on a fiscal, and therefore taxable, year ending June 30 of each year, which is a change from the predecessor (Forum) Funds’ taxable years ending May 31 of each year.  In calendar year 2010, each Fund will have a taxable year ending May 31 and another taxable year ending June 30.  Even though the latter year will consist of only one month, it nevertheless will be treated as a full taxable year for purposes of determining when the Funds’ capital loss carryovers expire, thus, in effect, shortening the carryover periods for capital losses by eleven months from those shown in the foregoing table.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Each Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

Certain Tax Rules Applicable to the Funds’ Transactions

For Federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

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Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If Brown Advisory Core International Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code or mark to market the PFIC’s shares, the Fund may be subject to United States Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to “mark-to market” stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the Distribution Requirement and calendar year distribution requirement described below.

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Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of each Fund’s income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, a Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

Foreign Income Tax

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

54

Maryland Taxes (Brown Advisory Maryland Bond Fund)

Distributions attributable to interest received by the Fund on Maryland municipal obligations and certain U.S. government obligations are generally exempt from Maryland state and local income taxes. Distributions attributable to the Fund’s other income or gains, however, are generally subject to these taxes. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for purposes of Maryland state or local income tax.

Distributions of income derived from interest on Maryland municipal obligations may not be exempt from taxation under the laws of states other than Maryland.

To the extent the Fund receives interest on certain private activity bonds, a proportionate part of the exempt-interest dividends paid by the Fund may be treated as an item of tax preference for the Federal alternative minimum tax and Maryland’s tax on tax preference items. In addition to the preference item for interest on private activity bonds, corporate shareholders must include the full amount of exempt-interest dividends in computing tax preference items for purposes of the alternative minimum tax.

If you borrow money to purchase or carry shares of the Fund, the interest on your debt generally is not deductible for Federal income tax purposes.

OTHER MATTERS

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of the date of this SAI, the Trustees as a group did not own more than 1% of the outstanding shares of the Funds.  As of April 8, 2010, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Fund	Shareholder and Address	Percentage of Fund Owned
Brown Advisory Growth Equity Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	63.29%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94101	20.29%

	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE 3 GATEWAY CENTER, 14TH FLOOR NEWARK, NJ 07102-4077	9.06%

Brown Advisory Growth Equity Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	98.30%
Brown Advisory Value Equity Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	84.18%

	STATE STREET BANK AMERICAN SUGAR REFINING 200 NEWPORT AVE JQB/7N NORTH QUINCY, MA 02171	8.73%

Brown Advisory Value Equity Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	97.79%
Brown Advisory Flexible Value Fund Institutional Shares	DONALDSON LUFKIN JENRETTE SECURITIES CORPORATION INC P O BOX 2052 JERSEY CITY, NJ 073039998	54.24%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	27.61%

	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	10.93%

Brown Advisory Flexible Value Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	57.92%

	LPL FINANCIAL CORPORATION ONE BEACON STREET 22ND FLOOR BOSTON, MA 02108-3106	20.65%

	DONALDSON LUFKIN JENRETTE SECURITIES CORPORATION INC P O BOX 2052 JERSEY CITY, NJ 073039998	6.68%

	RBC CAPITAL MARKETS CORPORATION 60 SOUTH SIXTH STREET MINNEAPOLIS, MN 55402-4400	5.65%

Brown Advisory Small-Cap Growth Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	89.70%
Brown Advisory Small-Cap Growth Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	96.69%
Brown Advisory Small-Cap Growth Fund D Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	28.72%

	DONALDSON LUFKIN JENRETTE SECURITIES CORPORATION INC P O BOX 2052 JERSEY CITY, NJ 073039998	18.23%

	RBC CAPITAL MARKETS CORPORATION 60 SOUTH SIXTH STREET MINNEAPOLIS, MN 55402-4400	7.42%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94101	5.03%

Brown Cardinal Small Companies Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	74.57%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94101	11.16%

	WACHOVIA BANK N.A. MUTUAL FUNDS NC 1151 1325 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1151	7.85%

Brown Cardinal Small Companies Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	100.00%
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	97.94%
Brown Advisory Opportunity Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	47.85%

	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE 3 GATEWAY CENTER, 14TH FLOOR NEWARK, NJ 07102-4077	25.48%

	CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94101	5.74%

Brown Advisory Core International Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	94.63%
Brown Advisory Maryland Bond Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	77.39%

	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	16.89%

Brown Advisory Intermediate Income Fund Institutional Shares	VALLEE CO FBO 4B C O M I TRUST CO NA - ATTN MF 11270 WEST PARK PLACE - STE 400 MILWAUKEE, WI 53224	80.86%

	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE 3 GATEWAY CENTER, 14TH FLOOR NEWARK, NJ 07102-4077	11.89%

Brown Advisory Intermediate Income Fund A Shares	FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	69.98%

	DONALDSON LUFKIN JENRETTE SECURITIES CORPORATION INC P O BOX 2052 JERSEY CITY, NJ 073039998	9.75%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET MAIL ZONE NY4A NEW YORK, NY 10281	5.94%

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Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

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The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Proxy Voting Procedures

A description of the proxy voting procedures of the Advisor and each Sub-Advisor are included in Appendix B. Information regarding how a Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 are available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust, the Advisor, each Sub-Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Advisor, each Sub-Advisor and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

Financial Statements

The financial statements of each Fund for the fiscal year ended May 31, 2009, are included in the Fund’s Annual Report and are incorporated herein by reference. The financial statements include the schedule of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. The financial statements have been audited by an independent registered public accounting firm other than BBD, as stated in their report, which is incorporated herein by reference.

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APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

A. Long-Term Ratings

1. Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa           Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa             Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A               Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba             Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B               Obligations rated B are considered speculative and are subject to high credit risk.

Caa           Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

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AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC           An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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3. Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC           Default of some kind appears probable.

C              Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

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Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

Aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

A
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa
An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B
An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3. Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

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APPENDIX B – PROXY VOTING PROCEDURES

BROWN INVESTMENT ADVISORY, INCORPORATED

PROXY VOTING PROCEDURES AND POLICIES

REGARDING BROWN ADVISORY GROWTH EQUITY FUND,
BROWN ADVISORY VALUE EQUITY FUND,
BROWN ADVISORY FLEXIBLE VALUE FUND,
BROWN ADVISORY SMALL-CAP GROWTH FUND,
BROWN CARDINAL SMALL COMPANIES FUND,
BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND,
BROWN ADVISORY OPPORTUNITY FUND,
BROWN ADVISORY CORE INTERNATIONAL FUND

AS OF FEBRUARY 17, 2009

I.           GENERAL STATEMENT

Brown Investment Advisory, Incorporated (the “Advisor”) has discretion to vote the proxies received by Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Cardinal Small Companies Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund (each a “Fund”), each a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Advisor will vote those proxies in the best interest of the Funds’ shareholders and in accordance with these procedures and policies.

II.           POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment advisor to the Funds, Advisor has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by a Fund, each Fund has delegated to the Advisor the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Advisor.

The Advisor recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a Fund. A “conflict of interest,” means any circumstance when the Advisor (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Advisor has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of each Fund.

III.           RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

A. Copies of the proxy voting procedures and policies, and any amendments thereto.

B. A copy of each proxy statement that the Advisor receives, provided however that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

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CARDINAL CAPITAL MANAGEMENT, L.L.C.

PROXY VOTING POLICIES AND PROCEDURES
As of August 1, 2003

I.           Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.           Proxy Voting Procedures

(a) All proxies received by Cardinal Capital will be sent to Thomas J. Spelman. Thomas J. Spelman will:

(1) Keep a record of each proxy received;

(2) Forward the proxy to the appropriate Portfolio Manager.

(3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;

(4) Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(5) Absent material conflicts (see Section IV), the Portfolio Manager will determine how Cardinal Capital should vote the proxy. The Portfolio Manager will send its decision on how Cardinal Capital will vote a proxy to Thomas J. Spelman. Thomas J. Spelman is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

(6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, Thomas J. Spelman shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.           Voting Guidelines

In the absence of specific voting guidelines from the client, Cardinal Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.

Cardinal Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1) Whether the proposal was recommended by management and Cardinal Capital’s opinion of management;

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(2) Whether the proposal acts to entrench existing management; and

(3) Whether the proposal fairly compensates management for past and future performance.

IV.           Conflicts of Interest

(1) Thomas J. Spelman will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal Capital.

(2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V.           Disclosure

(a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Thomas J. Spelman via e-mail or telephone at tspelman@cardcap.com in order to obtain information on how Cardinal Capital voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client’s proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital’s Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.           Recordkeeping

Thomas J. Spelman will maintain files relating to Cardinal Capital’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:

(a) Copies of these proxy voting policies and procedures, and any amendments thereto.

(b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

(c) A record of each vote that Cardinal Capital casts.

(d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

(e) A copy of each written client request for information on how Cardinal Capital voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Cardinal Capital voted its proxies.

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MUNDER CAPITAL MANAGEMENT

PROXY VOTING POLICY

Munder Capital has adopted and implemented Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that Munder Capital votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of its clients considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Munder Capital has retained ISS Governance Services (“ISS”), a subsidiary of RiskMetrics Group, Inc. to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder Capital has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with Munder Capital’s Proxy Procedures. The Proxy Committee meets as needed to administer Munder Capital’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of Munder Capital’s client accounts.

Munder Capital generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder Capital holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, Munder Capital will generally vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations.

In each instance where Munder Capital does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where Munder Capital does separately review ISS’s recommendation, Munder Capital may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, Munder Capital determines that such vote is in the best interests of its clients.

Munder Capital generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder Capital’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder Capital generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder Capital will generally refrain from voting or vote with management. Munder Capital is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder Capital believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because Munder Capital may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder Capital’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of its clients and to identify any actual or potential conflicts between the interests of Munder Capital and those of its clients. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

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(i) No Conflict. No conflict of interest is identified.

(ii) Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii) Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder Capital has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. If approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder Capital will vote the shares in accordance with ISS’s recommendation.

A copy of Munder Capital’s Proxy Voting Policies and Procedures can be found at www.munder.com.

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